SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                      [x]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
[x] Definitive Proxy Statement                   by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FLORIDA EAST COAST INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

         -----------------------------------------------------------------------

                       Florida East Coast Industries, Inc.
                                One Malaga Street
                             St. Augustine, FL 32084

                                                                February 4, 2000

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of shareholders of Florida East Coast Industries, Inc. ("FECI") to be held on March 8, 2000, at 10:00 a.m., at the Ponce De Leon Radisson Hotel, 4000 U.S. 1 North, St. Augustine, Florida.

     This is an important Special Meeting that affects your investment in FECI.

     At the Special Meeting, you will be asked to consider and vote upon two proposals. Both of these proposals will facilitate the tax-free distribution by The St. Joe Company ("St. Joe") to its common shareholders of all of the shares of FECI common stock held by St. Joe (the "Distribution"). As of January 28, 2000, St. Joe owned 19,609,216 shares of FECI common stock, representing approximately 53.8% of the outstanding shares of FECI common stock and following the Distribution, St. Joe will not own any FECI common stock.

     The Distribution will remove St. Joe as the controlling shareholder of FECI. As an independent company, FECI believes it will derive numerous benefits from the Distribution. For example, the Distribution is expected to, among other things:

     o allow FECI to establish a capital structure independent of St. Joe that is optimal for FECI's businesses which may include, as appropriate, the incurrence of debt and the issuance or repurchase of equity in the future;

     o allow FECI to pursue its business interests independent of St. Joe, particularly with respect to acquisitions, business and asset sales and corporate opportunities;

     o increase the liquidity and public float of FECI common stock, which is expected to increase the average trading volume of FECI common stock and enhance FECI's ability to attract equity research coverage;

     o facilitate the use of FECI common stock for future acquisitions and as a source of capital;

     o increase the ability of FECI to engage in future corporate transactions, if desirable, such as establishing a REIT or effecting a spinoff of certain businesses, which would be more difficult so long as a majority of the FECI common stock is held by St. Joe;

     o restructure FECI's real estate relationship with St. Joe in a manner that will allow FECI to capitalize on the high quality services provided by St. Joe while increasing FECI's direct control over its portfolio as well as facilitating market diversification; and

     o improve the focus of FECI's management team by providing a more stable platform for retaining and recruiting top quality management and increasing flexibility in employee compensation tied to shareholder value creation.

     As a result of tax constraints relating to the Distribution, FECI's ability to engage in future corporate transactions, including some of those listed above, may be limited for a period of time.

     In order for the Distribution to be tax-free to St. Joe and its shareholders, current tax law requires that the shares of FECI common stock to be distributed to St. Joe's shareholders in the Distribution have the right to elect at least 80% of the FECI Board. Accordingly, the proposal provides for the recapitalization of FECI (the "Recapitalization") so that St. Joe will become the holder of all the shares of a new class of FECI common stock, called Class B Common Stock, having the right to elect, as a class, at least 80% of the FECI Board. All the shares of Class B Common Stock will be distributed to St. Joe's shareholders as promptly as practicable following the Recapitalization. Except with respect to the election or removal of directors and the ability to receive in a merger transaction shares with the same voting attributes, the Class B Common Stock and the existing FECI common stock will be identical.

     As a technical matter, you will be voting to adopt a plan of merger and articles of merger to which the plan of merger is attached as an exhibit (together, the "Plan of Merger") as a means to effect the Recapitalization. The Plan of

Merger contemplates that a wholly-owned subsidiary of St. Joe will merge with and into FECI with FECI as the surviving corporation. It will be pursuant to the Plan of Merger that all shares of FECI common stock held by St. Joe will be exchanged for an equal number of shares of Class B Common Stock. All other shares of FECI common stock will be re- designated as Class A Common Stock.

     You will also be asked to consider and approve amendments to FECI's Articles of Incorporation (the "Amended Charter") that are necessary to effect the Recapitalization. In addition, the FECI Board believes that certain of the proposed amendments are advisable to foster FECI's growth as an independent company following the Distribution and, in particular, to help protect FECI shareholders from unsolicited takeover proposals which unfairly discriminate between common shareholders. The FECI Board has also considered and approved related amendments to FECI's By-laws.

     The accompanying proxy statement provides detailed information about the proposed transactions and the Amended Charter. The FECI Board encourages you to read the entire proxy statement and the appendices carefully.

     Under Florida law, the Plan of Merger must be approved by holders of a majority of the outstanding shares of FECI common stock. In addition, FECI's existing Articles of Incorporation require that amendments to the Articles, such as would be effected by the Amended Charter, must be approved by holders of at least two-thirds of the outstanding shares of FECI common stock. Although not required by law or the existing FECI Articles of Incorporation, the FECI Board and St. Joe have agreed to condition the Recapitalization (which consists of the Plan of Merger and the Amended Charter) on the approval by holders of a majority of the shares of FECI common stock other than the shares held by St. Joe or its affiliates. The accompanying proxy statement sets forth two proposals for your approval which relate to the adoption of the Plan of Merger and the Amended Charter and which are called respectively, "Proposal One: Adoption of the Plan of Merger" and "Proposal Two: Adoption of the Amended Charter." The Recapitalization will not be implemented unless both the Plan of Merger Proposal and the Amended Charter Proposal are approved in such manner. Together with the expected approval of St. Joe and its affiliates, the approval of a majority of the remaining shareholders of each proposal will also satisfy the requirements of Florida law and the existing Articles of Incorporation.

     In connection with the proposed Recapitalization, GCC has entered into a Master Agreement with St. Joe which contemplates the restructuring of the real estate arrangements currently existing between GCC and St. Joe (the "Real Estate Transactions"). The approval of the FECI shareholders is not required to effect the Real Estate Transactions. Nevertheless, the Real Estate Transactions will not take effect unless the Recapitalization and the Distribution are consummated.

     The FECI Board, including a specially constituted committee of the independent directors of FECI (the "Special Committee"), has given full consideration to the Plan of Merger and the Amended Charter and has determined that they are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. The FECI Board, including the Special Committee acting unanimously, has approved the Plan of Merger and the Amended Charter and recommends that you vote "FOR" the adoption of the Plan of Merger and the Amended Charter and urges you to sign, date and mail the enclosed proxy in the reply envelope at your earliest convenience.

     Thank you for your continued support.

                                        Very truly yours,
                                        /s/ Robert W. Anestis
                                        ROBERT W. ANESTIS
                                        Chairman, President and
                                        Chief Executive Officer

--------------------------------------------------------------------------------
     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ADOPTION OF EACH OF THE PROPOSALS. DO NOT SEND ANY STOCK CERTIFICATES OF FLORIDA EAST COAST INDUSTRIES, INC. IN YOUR PROXY ENVELOPE.
--------------------------------------------------------------------------------

                       Florida East Coast Industries, Inc.
                                One Malaga Street
                             St. Augustine, FL 32084

                                                                February 4, 2000

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 8, 2000

     A special meeting of shareholders of Florida East Coast Industries, Inc. ("FECI") (including any adjournments or postponements thereof, the "Special Meeting") will be held at 10:00 a.m. on March 8, 2000, at the Ponce De Leon Radisson Hotel, 4000 U.S. 1 North, St. Augustine, Florida, for the following purposes:

       1. Plan of Merger Proposal. To consider and vote upon a proposal to adopt a Plan of Merger which will be filed with the Florida Secretary of State as an exhibit to the related Articles of Merger (collectively, as amended, supplemented or otherwise modified from time to time, the "Plan of Merger"), among FECI, The St. Joe Company ("St. Joe") and St. Joe Merger Sub, Inc., a wholly owned subsidiary of St. Joe ("Merger Sub"), providing for the merger of Merger Sub with and into FECI, with FECI as the surviving corporation (the "Merger"). As a result of the Merger, St. Joe will become the holder of shares of a new class of FECI common stock having the right to elect, as a class, at least 80% of the FECI Board, all of which shares will be distributed by St. Joe to its common shareholders as promptly as practicable following the Merger, while all other shares of FECI common stock will be entitled to elect, as a class, up to 20% of the FECI Board;

       2. Amended Charter Proposal. To consider and vote upon a proposal to amend and restate FECI's Articles of Incorporation to make changes necessary to effect the Recapitalization and to adopt corporate governance provisions designed to foster FECI's growth as an independent company following the Distribution and, in particular, to help protect FECI shareholders from unsolicited takeover bids which unfairly discriminate between common shareholders. These proposed amendments are discussed in detail in the accompanying Proxy Statement; and

       3. To transact such other business as may properly come before the Special Meeting.

     The Recapitalization and the Distribution will not be implemented unless both the Plan of Merger and the Amended Charter are approved.

     The Board of Directors has fixed the close of business on January 28, 2000 as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting. The holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum.

     All shareholders are cordially invited to attend the meeting.

                                    By Order of the Board of Directors,
                                         /s/ Heidi J. Eddins
                                         Secretary

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE PROXY CARD ENCLOSED WITH THIS NOTICE AT YOUR EARLIEST CONVENIENCE.

                                  -------------
                                TABLE OF CONTENTS
                                  -------------

                                                                            Page
                                                                            ----

SUMMARY........................................................................1

THE SPECIAL MEETING............................................................6

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS.....................8

CERTAIN CONSIDERATIONS.........................................................8
   The Class B Common Stock May Render FECI More Vulnerable to Unsolicited
        Takeover Bids, Including Bids Which Unfairly Discriminate Between
        FECI Shareholders......................................................8
   Potential Anti-Takeover Effects of the Amended Charter and Rights Plan......9
   Ownership of FECI Common Stock by the Charities.............................9
   The Tax-free Distribution May Result in Significant Limitations on FECI's
        Ability to Engage in Certain Transactions..............................9
   Stock Sales Following the Distribution May Affect FECI's Stock Price.......10

BACKGROUND AND REASONS FOR THE TRANSACTIONS...................................11
   Description of FECI, St. Joe and Merger Sub................................11
   Background of the Transactions.............................................12
   FECI's Reasons for the Transactions........................................16
   Description of the DLJ Fairness Opinion....................................19
   Board of Directors Recommendation..........................................21

PROPOSAL ONE:  ADOPTION OF THE PLAN OF MERGER.................................22
   Plan of Merger.............................................................22
   Recommendation of the FECI Board...........................................22
   Required Vote..............................................................22
   Ownership of FECI Common Stock Following the Distribution..................22
   Effects of the Recapitalization on Outstanding Shares......................23
   Tax Matters................................................................24
   FECI Board Following the Recapitalization..................................25
   New York Stock Exchange Approvals..........................................25
   Federal Securities Law Consequences........................................25
   No Appraisal Rights........................................................26

PROPOSAL TWO:  ADOPTION OF THE AMENDED CHARTER................................27
   Amendments Necessary to Effect the Recapitalization........................27
   Corporate Governance Amendments............................................28
   Other Amendments...........................................................33
   Description of the Amended By-laws.........................................33
   Comparison of Existing Charter and Existing By-laws with
        Amended Charter and Amended By-laws...................................35
   Certain Provisions of the Florida Business Corporation Act.................38
   Recommendation of the FECI Board...........................................39
   Required Vote..............................................................39

                                                                            Page
                                                                            ----

DESCRIPTION OF THE TRANSACTION DOCUMENTS......................................40
   Distribution Agreement.....................................................40
   Plan of Merger.............................................................45
   Shareholders Agreement.....................................................46
   Rights Plan................................................................47

REAL ESTATE TRANSACTIONS......................................................49
   General....................................................................49
   Expected Benefits of the Real Estate Transactions..........................49
   Description of Real Estate Agreements......................................50

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FECI...........53

BOARD OF DIRECTORS AND MANAGEMENT.............................................55
   Board of Directors.........................................................55
   Executive Officers.........................................................56
   Interests of Certain Persons in the Transactions...........................56

SHAREHOLDER PROPOSALS.........................................................56

EXPERTS.......................................................................57

WHERE YOU CAN FIND MORE INFORMATION...........................................57

INDEX OF DEFINED TERMS........................................................58

Appendix A -- Distribution and Recapitalization Agreement....................A-1

Appendix B -- Plan of Merger.................................................B-1

Appendix C -- Shareholders Agreement.........................................C-1

Appendix D -- Proposed Amended and Restated Articles of Incorporation........D-1

Appendix E -- Amended and Restated By-laws...................................E-1

Appendix F -- Master Agreement...............................................F-1

Appendix G -- Donaldson, Lufkin & Jenrette Securities Corporation Opinion....G-1

                                     SUMMARY

     This Proxy Statement is being distributed to the shareholders of Florida East Coast Industries, Inc., a Florida corporation ("FECI"), in connection with the solicitation of proxies by the Board of Directors of FECI (the "FECI Board") for use at a special meeting of shareholders of FECI to be held on March 8, 2000, at 10:00 a.m., local time, at the Ponce De Leon Radisson Hotel, 4000 U.S. 1 North, St. Augustine, Florida (including any adjournments or postponements thereof, the "Special Meeting").

     The St. Joe Company ("St. Joe") is currently the holder of approximately 53.8% of the outstanding common stock of FECI. On October 27, 1999, FECI and St. Joe announced their intention to separate by means of a tax-free distribution of all of the shares of FECI owned by St. Joe to St. Joe's common shareholders (the "Distribution"). At the Special Meeting, shareholders of FECI will be asked to vote on two proposals which will facilitate the Distribution: (1) to approve a merger to effect a recapitalization of FECI and (2) to approve amendments to FECI's Articles of Incorporation (the "Amended Charter"). As more fully described below, the proposed Distribution is expected to provide numerous benefits to FECI and its shareholders.

The Recapitalization and Distribution

     The Recapitalization is being effected because current tax law requires that in order for the Distribution to be tax-free to St. Joe and its shareholders, St. Joe is required to own, at the time of the Distribution, capital stock of FECI having the right to elect at least 80% of the FECI Board, and is required to distribute such stock to its shareholders in a single transaction. As of the Record Date, St. Joe held 19,609,216 shares of FECI common stock, representing approximately 53.8% of the total voting power of FECI. Accordingly, FECI's Articles of Incorporation will be amended to create a new class of common stock called Class B Common Stock, no par value per share (the "Class B Common Stock"), having the right to elect, as a class, 80% of the FECI Board. The Class B Common Stock will be issued to St. Joe in exchange for the total number of shares of FECI common stock held by St. Joe, by means of the merger of St. Joe Merger Sub, Inc., a wholly owned subsidiary of St. Joe ("Merger Sub"), with and into FECI, with FECI as the surviving corporation (the "Merger"). The Class B Common Stock held by St. Joe will represent the same economic interest in FECI as that held by St. Joe prior to the Recapitalization.

     All other outstanding shares of FECI common stock will be re-designated in the Merger as Class A Common Stock, no par value per share, of FECI (the "Class A Common Stock"). Except for voting rights with respect to the election or removal of directors, and the ability to receive in a merger transaction shares with the same voting attributes, the Class B Common Stock and the Class A Common Stock will be identical (including with respect to voting rights on fundamental transactions affecting FECI). Following the Recapitalization, St. Joe will promptly distribute to its common shareholders, on a pro-rata basis, all of the shares of Class B Common Stock that it receives in the Recapitalization.

     The Merger, together with the adoption of the Amended Charter, is referred to in this Proxy Statement as the "Recapitalization." The Recapitalization and Distribution are collectively referred to as the "Transactions."

     The obligations of each of FECI and St. Joe with respect to the Recapitalization and the Distribution are set forth in the Recapitalization and Distribution Agreement dated as of October 26, 1999 between FECI and St. Joe (as amended, supplemented or otherwise modified from time to time, the "Distribution Agreement"). The Distribution Agreement is attached hereto as Appendix A. The Distribution Agreement and the documents attached as exhibits thereto are collectively referred to as the "Transaction Documents." For a summary for each of the Transaction Documents, see "Description of the Transaction Documents."

Benefits of the Transactions

     The Transactions will remove St. Joe as the controlling shareholder of FECI. As an independent company, FECI believes it will derive numerous benefits from the Transactions. For example, the Transactions are expected to, among other things:

          o allow FECI to establish a capital structure independent of St. Joe that is optimal for FECI's businesses which may include, as appropriate, the incurrence of debt and the issuance or repurchase of equity in the future;

          o allow FECI to pursue its business interests independent of St. Joe, particularly with respect to acquisitions, business and asset sales and corporate opportunities;

          o increase the liquidity and public float of FECI common stock, which is expected to increase the average trading volume of FECI common stock and enhance FECI's ability to attract equity research coverage;

          o facilitate the use of FECI common stock for future acquisitions and as a source of capital;

          o increase the ability of FECI to engage in future corporate transactions, if desirable, such as establishing a REIT or effecting a spinoff of certain businesses, which would be more difficult so long as a majority of the FECI common stock is held by St. Joe; and

          o provide a more stable platform for retaining and recruiting top quality management and increase flexibility in employee compensation tied to shareholder value creation.

     As a result of tax constraints relating to the Distribution and certain related restrictions contained in the Distribution Agreement, FECI's ability to engage in future corporate transactions, including some of those listed above, may be limited for a period of time. For a more detailed description of the benefits of the Transactions and the related tax constraints, see "Background and Reasons for the Transactions -- FECI's Reasons for the Transactions" and "Proposal One: Adoption of the Plan of Merger -- Tax Matters."

Real Estate Transactions

     In connection with the Transactions, FECI and St. Joe announced that Gran Central Corporation, a wholly-owned subsidiary of FECI ("GCC"), has entered into a Master Agreement with St. Joe dated October 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"). Pursuant to the Master Agreement and additional agreements contemplated by the Master Agreement (collectively, the "Real Estate Agreements"), the parties have agreed to restructure their and their affiliates' real estate relationships (the "Real Estate Transactions"). The Master Agreement was approved by the Board of Directors of GCC at a meeting on October 26, 1999. The Real Estate Transactions will restructure FECI's real estate relationship with St. Joe in a manner that will allow FECI to capitalize on the high quality services provided by St. Joe while increasing FECI's direct control over its portfolio as well as facilitating market diversification. While shareholder approval is not required to effect the Real Estate Transactions, the Real Estate Transactions will only take effect upon consummation of the Transactions. For a discussion of the Real Estate Agreements, including the expected benefits to FECI from the Real Estate Transactions, see "Real Estate Transactions." Because no shareholder approval is required, a description of the Real Estate Transactions is included in this Proxy Statement for informational purposes only.

Proposal One:  Adoption of the Plan of Merger

     As a technical matter, FECI shareholders will be asked to approve a Plan of Merger which will be filed with the Florida Secretary of State as an exhibit to the related Articles of Merger (collectively, as amended, supplemented or otherwise modified from time to time, the "Plan of Merger") among FECI, St. Joe and Merger Sub providing for the recapitalization of FECI, as described above. It will be pursuant to the Plan of Merger that all shares of FECI common stock held by St. Joe will be exchanged for an equal number of shares of Class B Common Stock. All other shares of FECI common stock will be re-designated as Class A Common Stock. The Plan of Merger serves as an exhibit to the Distribution Agreement and is attached hereto as Appendix B. For a summary of the Plan of Merger, see "Description of the Transaction Documents - Plan of Merger."

Proposal Two: Adoption of the Amended Charter

     The Amended Charter includes changes to FECI's existing Articles of Incorporation (the "Existing Charter") that are necessary to effect the Recapitalization. In addition, the FECI Board believes that certain provisions of the Amended Charter and the proposed Rights Plan described below are advisable to foster FECI's growth as an independent company following the Distribution and, in particular, to help protect FECI shareholders from unsolicited takeover proposals which unfairly discriminate between common shareholders.

     The FECI Board has also adopted the Amended and Restated By-laws (the "Amended By-laws"), which will become effective upon consummation of the Recapitalization, substantially in the form as attached hereto as Appendix E. See "Proposal Two: Adoption of the Amended Charter -- Description of the Amended By-laws." The following is a summary of the material terms of the Amended Charter.

   Amendments Necessary to Effect the Recapitalization

     The following amendments provide for the necessary changes to FECI's Existing Charter in order to effect the Recapitalization. For a more detailed description of these amendments, see "Proposal Two: Adoption of the Amended Charter -- Amendments Necessary to Effect the Recapitalization."

     Authorization of Class A Common Stock and Class B Common Stock. The Amended Charter will reclassify FECI common stock into two classes: (1) Class A Common Stock, which will entitle the holders thereof (together with the holders of voting preferred stock of FECI ("Preferred Stock"), if any) to vote, as a class, for the election of 20% of the directors of FECI and (2) Class B Common Stock, which will entitle the holders thereof to vote, as a class, for the election of at least 80% of the directors of FECI. Shareholders in each class will still be able to cumulate votes for the election of directors.

     Creation of Class A and Class B Directors. Upon consummation of the Recapitalization, two directors of FECI, Robert W. Anestis and Adolfo Henriques, will be designated as "Class A Directors" and the remaining eight directors will be designated as "Class B Directors." Thereafter, the Class A Directors will be elected by the holders of the Class A Common Stock (and the holders of voting Preferred Stock, if any) and the Class B Directors will be elected by the holders of the Class B Common Stock.

     Increased Board Size. The Amended Charter will increase the minimum number of directors on the FECI Board from three to five, and require any increases thereafter to be only in whole-number multiples of five (subject to vacancies occurring in the ordinary course which must be filled no later than the next annual meeting of shareholders). This provision will ensure that the holders of the Class A Common Stock (together with the holders of voting Preferred Stock, if any) will have the right to elect at least one director for every four directors to be elected by the holders of the Class B Common Stock. The Amended By-laws will fix the size of the FECI Board at ten directors.

     Authorized Capital. The Amended Charter will increase FECI's authorized capital to 150,000,000 shares of common stock consisting of 50,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock. In addition, the Amended Charter will authorize 20,000,000 shares of Preferred Stock. The FECI Board believes that such an increase in FECI's authorized capital and the authorization of Preferred Stock will ensure that there remains a sufficient authorized number of shares of common stock and Preferred Stock after the Recapitalization for (1) future sales of FECI's securities to raise additional capital, (2) future acquisitions of other companies or their businesses or assets, (3) establishing strategic relationships with third parties and (4) providing options or other stock incentives to FECI employees or others. In addition, the authorization of Preferred Stock and the large number of shares of authorized Class B Common Stock relative to the number of shares of authorized Class A Common Stock will be necessary for the adoption of the proposed Rights Plan (and the exercise of any rights under the Rights Plan).

   Corporate Governance Provisions

     The FECI Board has determined that the following corporate governance amendments are in the best interests of FECI and its shareholders. The FECI Board believes that the Recapitalization may make it possible for a third party to acquire control of FECI by purchasing control of the outstanding shares of Class B Common Stock without acquiring Class A Common Stock (except to the extent mitigated by the Class B Significant Holder Voting Limitation described below). The following corporate governance amendments are intended to make it more difficult for a potential acquirer of FECI to take advantage of FECI's new capital structure by means of a transaction which is not negotiated with the FECI Board, and thus reduce the vulnerability of FECI to an unsolicited takeover proposal which discriminates between holders of Class A and Class B Common Stock. For a more detailed discussion of these amendments, see "Proposal Two:
Adoption of the Amended Charter -- Corporate Governance Amendments."

     Limitations on Voting Rights of Significant Holders of Class B Common Stock. In order to reduce the ability of an unsolicited acquirer gaining control of the FECI Board solely by virtue of owning a large block of Class B Common Stock, the Amended Charter will limit such an acquirer's ability to freely vote its shares of Class B Common Stock with respect to the election or removal of FECI directors. Specifically, if any person or entity or group of persons or entities acting in concert (any such person, entity or group, a "Significant Holder") beneficially owns 15% or more of the outstanding shares of Class B Common Stock, the Amended Charter will provide that the Significant Holder may only freely vote the number of shares of Class B Common Stock as would allow the Significant Holder to elect the number of directors on the FECI Board which is proportionate with the economic interest in FECI represented by the Significant Holder's shares of Class B Common Stock in relation to all outstanding shares of FECI common stock as of the Distribution (the "Class B Significant Holder Voting Limitation"). The vote relating to the Significant Holder's remaining shares of Class B Common Stock will be applied pro rata in accordance with the votes of all other shares of Class B Common Stock (other than by other Significant Holders).

     Removal of Directors for Cause. The Amended Charter will provide that FECI directors may only be removed from office (other than at the expiration of their annual term) for "cause." However, under Florida law, a director may not be removed, even for cause, if the number of shareholders voting against his or her removal would have been sufficient to elect such director under cumulative voting. Only Class A shareholders may remove a Class A Director and only Class B shareholders may remove a Class B Director.

     Amendment of Articles of Incorporation. The Amended Charter will require the approval of a majority of the FECI Board plus 75% of the votes entitled to elect directors (voting together as a single class) to amend the Amended Charter (other than certain provisions which, if amended, would not have the effect of increasing FECI's exposure to an unsolicited takeover).

     Other Amendments. In addition to the amendments listed above, the Amended Charter, if adopted, will include provisions which (1) provide for the indemnification of FECI's directors and officers to the fullest extent permitted by Florida law, (2) limit the personal liability of directors to FECI or its shareholders for monetary damages, except in specified circumstances required by Florida law and (3) require shareholders to follow advance notice procedures to conduct business at a shareholder meeting. See "Proposal Two: Adoption of the Amended Charter - Corporate Governance Amendments - Other Amendments."

     Further, if the Amended Charter is adopted, holders of a majority of the total outstanding common stock (voting together as a single class) will be able to effect a further recapitalization of FECI so as to eliminate the two-class structure of FECI's common stock (including the special rights to FECI Board representation). The effectiveness of this provision is contingent on the receipt of an appropriate IRS ruling (which is being sought in connection with the Transactions). However, it is not a condition to the Transactions that this provision become effective. Moreover, even if the provision becomes effective after receipt an IRS ruling, under the Distribution Agreement FECI may not implement such a future recapitalization without first obtaining an additional IRS ruling or an appropriate legal opinion from tax counsel. See "Description of the Transaction Documents - Distribution Agreement."

     Additional Effects of Corporate Governance Provisions. In addition to discouraging unsolicited takeover attempts which unfairly discriminate between holders of Class A Common Stock and Class B Common Stock, the corporate governance provisions described above may, in general, render more difficult or discourage any attempt to assume control of FECI by means of a merger or tender offer which is not negotiated with the FECI Board. The FECI Board believes that companies can be and are acquired, and that changes in control of companies can and do occur, at prices below realistically achievable levels when boards do not have measures in place to require an acquirer to negotiate the terms of any acquisition directly with the board. Many companies, with stockholder approval, have put provisions in place, such as those described above, which effectively require such negotiations. See "Proposal Two: Adoption of the Amended Charter - Corporate Governance Amendments."

Ownership of FECI Common Stock Following the Distribution

     As of the Record Date, the Nemours Foundation ("Nemours") beneficially owned approximately 4.9% of the outstanding common stock of FECI which will be re-designated as Class A Common Stock in the Merger. In addition, as of the Record Date, Nemours and the Alfred I. duPont Testamentary Trust ("duPont Trust" and together with Nemours, the "Charities" and each, a "Charity") beneficially owned approximately 60.8% of the outstanding shares of St. Joe, and will beneficially own an equal percentage of the Class B Common Stock upon the Distribution. The Charities have entered into a Shareholders Agreement with FECI dated as of October 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Shareholders Agreement"), which among other things, imposes restrictions on the Charities' ability to dispose of their shares of FECI common stock or purchase additional shares of FECI common stock after the Distribution or purchase additional common shares of St. Joe prior to the Distribution. In addition, as negotiated with the Charities, the Charities will be restricted in their ability to freely vote their shares of Class B Common Stock by the Class B Significant Holder Voting Limitation. See "Proposal One:
Adoption of the Plan of Merger -- Ownership of FECI Common Stock Following the Distribution" and "Description of the Transaction Documents -- Shareholders Agreement."

Rights Plan

     Pursuant to the Distribution Agreement, it is a condition to FECI's obligation to consummate the Recapitalization that the FECI Board adopt a rights plan substantially in accordance with the terms described in an exhibit to the Distribution Agreement (the "Rights Plan"). The proposed Rights Plan is designed primarily to discourage the unsolicited acquisition of control of FECI through only the purchase of shares of Class B Common Stock. If adopted, it will also discourage the unsolicited acquisition of a substantial amount of Class A Common Stock. The thresholds for triggering the proposed Rights Plan will be set above the expected percentage ownership by the Charities of Class A Common Stock and Class B Common Stock. However, the Rights Plan will not apply to any unsolicited takeover proposal which treats all holders of Class A Common Stock and Class B Common Stock equally. While the FECI Board intends, subject to its fiduciary duties, to adopt the Rights Plan, the Rights Plan cannot become effective without the approval of the Amended Charter because the Rights Plan contemplates the authorization of Preferred Stock and Class B Common Stock. If adopted, the Rights Plan will become effective only upon the consummation of the Recapitalization. Specific shareholder approval of the Rights Plan, however, is not required. See "Description of the Transaction Documents - Rights Plan." Pursuant to the Shareholders Agreement, the Charities have each agreed to support and to use their best efforts to cause their respective representatives on the FECI Board, subject to the fiduciary duties of such representatives, to vote in favor of the proposed Rights Plan. See "Description of the Transaction Documents - Shareholders Agreement."

Conditions to the Transactions

     In addition to shareholder approval of both the Plan of Merger and the Amended Charter, the Transactions are subject to a number of conditions, including consents to the Transactions by each of the senior employees of FECI (including Robert W. Anestis, Chairman, President and Chief Executive Officer of FECI, who delivered such a consent letter upon the execution of the Distribution Agreement) and receipt by St. Joe of an appropriate IRS ruling regarding the tax-free nature of the Transactions. The IRS ruling may impose certain restrictions on FECI's ability to engage in future corporate transactions. For a description of the consent letters, the IRS ruling and the other conditions to the consummation of the Transactions, see "Description of the Transaction Documents - Distribution Agreement" and "Proposal One: Adoption of the Plan of Merger - Tax Matters."

                               THE SPECIAL MEETING

Date, Time and Place of Special Meeting

     The Special Meeting of shareholders of FECI will be held on March 8, 2000, at 10:00 a.m., at the Ponce De Leon Radisson Hotel, 4000 U.S. 1 North, St. Augustine, Florida.

Record Date and Shares Entitled to Vote

     The FECI Board has fixed the close of business on January 28, 2000 as the record date for determining the shareholders having the right to vote at the Special Meeting (the "Record Date"). At the meeting, each share of FECI common stock is entitled to one vote. At the close of business on the Record Date, there were 36,417,939 shares of FECI common stock outstanding and entitled to vote at the meeting.

Voting of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies by the FECI Board for use at the Special Meeting. All shares will be voted in accordance with the instructions contained in the proxy, but if the proxies which are signed and returned do not specify a vote for any proposal, the proxies will be voted "FOR" the adoption of each of the two proposals described in this Proxy Statement. Any proxy may be revoked by a shareholder at any time before it is exercised by providing written notice of revocation to the Secretary of FECI (at the address set forth above), by executing a proxy bearing a later date, or by voting in person at the Special Meeting. The mailing of this Proxy Statement and accompanying form of proxy is expected to commence on or about February 4, 2000.

Required Vote

     Under Florida law, adoption of the Plan of Merger requires approval by a majority of the outstanding shares of FECI common stock, including shares held by St. Joe. In addition, although not required by law, the FECI Board has required and St. Joe has agreed that the Transactions will be implemented only if the Plan of Merger is also adopted by the holders of a majority of the shares of FECI common stock, other than the shares held by St. Joe or its affiliates (including the Charities). The Plan of Merger will not be implemented by FECI unless the Amended Charter is also approved.

     In accordance with the existing Articles of Incorporation of FECI, approval of the Amended Charter requires the affirmative vote of at least two-thirds of the outstanding shares of FECI common stock. In addition, although not required by law, the FECI Board and St. Joe have agreed that the Transactions will be implemented only if the Amended Charter is also adopted by the holders of a majority of the shares of FECI common stock other than the shares held by St. Joe or its affiliates. The Amended Charter will not be implemented by FECI unless the Plan of Merger is also approved. The Recapitalization will be effected only if both of the Plan of Merger and the Amended Charter are approved.

     As of the Record Date, St. Joe owned 19,609,216 shares of FECI common stock, representing approximately 53.8% of the shares outstanding as of such date. Pursuant to the Distribution Agreement, St. Joe has agreed to vote its shares of FECI common stock to adopt each of the two proposals described in this Proxy Statement. Accordingly, together with the expected approval of St. Joe and its affiliates, the approval of each proposal by a majority of the remaining shareholders will also satisfy the requirements of Florida law and the Existing Charter. In addition, as of the Record Date, executive officers and directors of FECI beneficially owned 81,636 shares of FECI common stock (excluding the shares owned by Nemours), representing less than 1% of the shares outstanding as of such date.

Quorum; Abstentions and Broker Non-votes

     The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of FECI common stock on the Record Date. Abstentions and broker non-votes each will be included in determining the number of shares present at the Special Meeting for the purpose of determining the presence of a quorum. Because FECI is seeking the affirmative vote of the holders of a majority of the outstanding shares of FECI common stock entitled to vote thereon (and a majority of the shares of FECI common stock entitled to vote thereon other than the shares held by St. Joe and its affiliates) to adopt the Plan of Merger and the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon of FECI common stock to adopt the Amended Charter, abstentions and broker non-votes will have the same effect as votes against both proposals.

     THE ACTIONS PROPOSED IN THIS PROXY STATEMENT ARE NOT MATTERS THAT CAN BE VOTED ON BY BROKERS HOLDING SHARES FOR A BENEFICIAL OWNER WITHOUT THE OWNER'S SPECIFIC INSTRUCTIONS. ACCORDINGLY, ALL BENEFICIAL OWNERS OF FECI COMMON STOCK ARE URGED TO RETURN THE ENCLOSED PROXY CARD MARKED TO INDICATE THEIR VOTES OR TO CONTACT THEIR BROKERS TO DETERMINE HOW TO VOTE.

Solicitation of Proxies and Expenses

     In addition to solicitations of proxies by mail, FECI's officers, directors or employees may solicit proxies by telephone or personal communication. All costs of soliciting proxies will be borne by FECI. In addition, FECI has retained Innisfree M&A Incorporated to assist in the solicitation of proxies and will pay such firm a fee of $9,000, plus reimbursement of expenses. Following the original mailing of this Proxy Statement and other solicitation materials, FECI will request brokers, custodians, nominees and other record holders to forward copies of this Proxy Statement and other solicitation materials to persons for whom they hold shares of FECI common stock and to request authority for the exercise of proxies. In such cases, FECI, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Board of Directors Recommendation

     The FECI Board, including the Special Committee, has given full consideration to the Plan of Merger and the Amended Charter and has determined that they are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. The FECI Board, including the Special Committee acting unanimously, has approved the Plan of Merger and the Amended Charter and recommends that you vote "FOR" the adoption of the Plan of Merger and the Amended Charter.

     THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO THE SHAREHOLDERS OF FECI. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT AND THE ATTACHMENTS HERETO, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

No Exchange of Stock Certificates

     The stock certificates you currently hold will continue to represent an equal number of shares of Class A Common Stock of FECI. No physical exchange of stock certificates is necessary.

     YOU SHOULD NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY CARDS.

Who to Call for More Information

     If you have any questions about this Proxy Statement or its contents, please call either:

Florida East Coast Industries, Inc.                  Innisfree M&A Incorporated
One Malaga Street                       or           501 Madison Avenue
St. Augustine, FL 32084                              20th Floor
Attention: Heidi J. Eddins                           New York, NY 10022
Telephone: (904) 829-3421                            Telephone: (212) 750-5833
Facsimile: (904) 826-2379                            Facsimile: (212) 750-5799

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     Statements in this proxy statement referring to the expected future plans and performance of FECI or statements preceded by, followed by or otherwise including the words "believes," "expects," "anticipates," "intends," "estimates," or similar expressions, are forward-looking statements. For those statements, FECI claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual future results may differ materially from such statements. Factors that could affect future performance of FECI include, but are not limited to: contractual relationships, industry competition, regulatory developments, natural events such as weather conditions, floods and earthquakes, forest fires, the effects of adverse general economic conditions, changing competition and technology, changes in the real estate markets and interest rates, fuel prices and the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation. For more information see FECI's other filings with the Securities and Exchange Commission. See "Where You Can Find More Information." The occurrence or non-occurrence of the Transactions depends on the satisfaction of a number of conditions, including the receipt by St. Joe of an appropriate IRS ruling regarding the tax-free nature of the Transactions. See "Description of the Transaction Documents - Distribution Agreement." The anticipated benefits of the Transactions may be affected by general economic conditions, economic developments that have a particularly adverse effect on FECI or conditions in the securities markets on which FECI common stock trades.


                             CERTAIN CONSIDERATIONS

     FECI shareholders should carefully consider the factors described below before voting on the two Proposals set forth in this Proxy Statement.

The Class B Common Stock May Render FECI More Vulnerable to Unsolicited Takeover Bids, Including Bids Which Unfairly Discriminate Between FECI Shareholders

     Following the Recapitalization, holders of the Class B Common Stock will be entitled to elect 80% of the FECI Board. If any person or group of persons acquires the ability to control the voting of the outstanding shares of Class B Common Stock, that person or group will be able to obtain control of FECI. Currently, due to its approximately 53.8% interest in FECI, St. Joe can only control in a proxy contest the election of 5 out of 9 directors (assuming that all other FECI shareholders effectively cumulate their votes). Accordingly, the creation and issuance of the Class B Common Stock could render FECI more susceptible to unsolicited takeover bids from third parties. In particular, an unsolicited third party may be willing to pay a premium for shares of Class B Common Stock not offered to holders of shares of Class A Common Stock. See "Proposal Two: Adoption of the Amended Charter -- Corporate Governance Amendments -- Amendments Designed to Protect FECI Shareholders From Unsolicited Takeover Attempts That Unfairly Discriminate Between FECI Shareholders."

     In addition, because St. Joe currently owns approximately 53.8% of the outstanding shares of FECI common stock, there is at present no possibility of a person other than St. Joe gaining control of the FECI Board without St. Joe's consent. After consummation of the Transactions, St. Joe will no longer be the majority shareholder of FECI and approximately 62.4% of the outstanding FECI common stock will be publicly held (although the Charities will own, in the aggregate, approximately 37.6% of the outstanding equity of FECI). Accordingly, the Transactions could render FECI more susceptible to unsolicited takeover bids from third parties, including offers below the intrinsic value of FECI or other offers that would not be in the best interests of all of FECI's shareholders.

     The risk of an unsolicited takeover attempt may be mitigated in part by provisions of the Amended Charter that make it more difficult for third parties to gain control over the FECI Board, including through the acquisition of a controlling block of Class B shares. For example, the Class B Significant Holder Voting Limitation may have the effect of discouraging unsolicited takeover attempts. See "Proposal Two: Adoption of the Amended Charter -- Corporate Governance Amendments -- Additional Effects of Corporate Governance Amendments."

     The Amended Charter, however, does not provide an absolute deterrent against unsolicited takeover attempts. For example, an unsolicited acquirer may condition its takeover proposal on acquiring all, but not less than all, of the outstanding shares of Class B Common Stock. Notwithstanding the Class B Significant Holder Voting Limitation, there would be no other holder of Class B Common Stock to vote against the acquirer. If the unsolicited acquirer were successful in acquiring all outstanding shares of Class B Common Stock, it would then be able to control the election of all eight Class B Directors at the next annual meeting of shareholders. See "Proposal Two: Adoption of the Amended Charter -- Corporate Governance Amendments -- Amendments Designed to Protect FECI Shareholders From Unsolicited Takeover Attempts That Unfairly Discriminate Between FECI Shareholders." In part to discourage this type of unsolicited acquisition, it is a condition to FECI's obligation to consummate the Recapitalization that the proposed Rights Plan be adopted by the FECI Board. The Rights Plan may not become effective without the approval of the Amended Charter because the Rights Plan contemplates the authorization of Preferred Stock and Class B Common Stock. See "Description of the Transaction Documents - Rights Plan."

Potential Anti-takeover Effects of the Amended Charter and Rights Plan

     The Amended Charter, together with the Amended By-laws, may hinder efforts by FECI shareholders to remove incumbent directors or influence the actions of FECI. An overall impact of these provisions, together with the proposed Rights Plan, may be to render more difficult or discourage attempts to assume control of FECI by means of a merger or tender offer which is not negotiated with the FECI Board (even if such a transaction would result in a premium over the market price for the shares of common stock held by FECI shareholders or is otherwise favorable to the interests of FECI shareholders). See "Proposal Two: Adoption of the Amended Charter -- Corporate Governance Amendments", " -- Description of the Amended By-laws" and "Description of the Transaction Documents -- Rights Plan."

Ownership of FECI Common Stock by the Charities

     Upon consummation of the Transactions, Nemours and the duPont Trust will each own a significant percentage of the outstanding common stock of FECI. Given that Nemours and the duPont Trust are each affiliates of one another (due to the fact that many of the same individuals serve as directors of Nemours and trustees of the duPont Trust), FECI expects that the Charities will vote their shares of FECI common stock in concert.

     As of the Record Date, Nemours held 1,800,896 shares of FECI common stock, representing approximately 4.9% of the equity of FECI. Upon the Merger, the common stock held by Nemours will be re-designated as Class A Common Stock, which will represent approximately 10.7% of the outstanding shares of Class A Common Stock (such Class A Common Stock will still reflect approximately 4.9% of the equity of FECI). In addition, as of the Record Date, the Charities, in the aggregate, held approximately 60.8% of the equity securities of St. Joe and will therefore own an equal percentage of the outstanding shares of Class B Common Stock following the Distribution, representing approximately 32.7% of the outstanding equity of FECI. Accordingly, upon consummation of the Distribution, the Charities will beneficially own, in the aggregate, approximately 37.6% of the outstanding equity of FECI. As a result of their holdings of FECI common stock, particularly duPont Trust's expected ownership of a majority of the outstanding shares of Class B Common Stock, the Charities may be expected to exert substantial influence over the election of FECI directors and other actions of FECI following the Distribution. See "Proposal One: Adoption of the Plan of Merger -- Ownership of FECI Common Stock Following the Distribution."

The Tax-free Distribution May Result in Significant Limitations on FECI's Ability to Engage in Certain Transactions

     Pursuant to the Distribution Agreement, FECI has agreed that until two years after the Distribution, it will not enter into any acquisition transaction or permit any acquisition transaction to occur, in either case involving the acquisition of more than 5% of its stock pursuant to either (1) a redemption of rights under a stockholders rights plan, (2) a determination that a tender offer for the stock of FECI is a "permitted offer" under a rights plan or (3) the approval of any transaction involving the acquisition of another corporation or business by FECI or the acquisition by another person of FECI, unless prior to taking any such action it obtains a legal opinion or an IRS ruling that such transaction will not result in the Distribution failing to qualify as a tax-free distribution. In addition, FECI has agreed to indemnify St. Joe for taxes that may become payable by St. Joe or its shareholders if the Distribution loses its tax-free status due to any action taken by FECI, its affiliates or stockholders. This indemnification obligation may render FECI less attractive to a potential acquirer. Also as a result of this indemnification obligation, FECI may be reluctant to undertake acquisitions using stock as consideration or effect a sale of FECI, particularly within the two-year period following the Distribution. See "Proposal One: Adoption of the Plan of Merger -- Tax Matters."

Stock Sales Following the Distribution May Affect FECI's Stock Price

     Some of the common shareholders of St. Joe may sell all or a substantial portion of the shares of Class B Common Stock they receive in the Distribution in the public market, which could result in downward pressure on FECI's stock price. Pursuant to the Shareholders Agreement, however, the Charities are subject to restrictions on the number of shares of FECI common stock they may sell for the two-year period following the Distribution. See "Description of the Transaction Documents -- Shareholders Agreement -- Restrictions on Transfer."

                   BACKGROUND AND REASONS FOR THE TRANSACTIONS

Description of FECI, St. Joe and Merger Sub

     FECI

     FECI is engaged, through four wholly-owned subsidiaries, in transportation services (i.e., rail and trucking operations), real estate operations (i.e., ownership, development and management) and wholesale telecommunications services. Its rail operations connect many of the major population centers and port facilities of Florida and provide efficient service for its customers through multiple competitive connections to the rest of North America. The railroad handles construction aggregate (crushed stone and sand), automobiles, intermodal freight and other rail carload commodities. Through GCC, FECI's real estate subsidiary, FECI has extensive and valuable real estate holdings in Florida, totaling as of September 30, 1999 approximately 18,000 acres, including
5.8 million square feet of commercial and industrial space in 58 buildings owned by FECI, 11 buildings in development, consisting of 670,000 square feet under construction and 880,000 square feet in pre-development stages, and unimproved land, including certain land with relevant development permits authorizing the construction of 14 million square feet of additional industrial and commercial space. As of September 30, 1999, FECI also owned fiber optic cable and telecommunications assets comprising a 780-mile "telecommunications loop" that will reach 12 of Florida's 15 largest population centers and 73% of its total population.

     St. Joe acquired its interest in FECI through its purchase of mortgage bonds of Florida East Coast Railway ("FEC") in the early 1940's. FEC was reorganized under a plan of reorganization, effective January 1, 1961, through which St. Joe, as a significant bondholder, became the majority shareholder of FEC. In 1984, FEC was restructured by the creation of FECI as a holding company to facilitate the development of the Company's major Florida real estate holdings.

     St. Joe

     The St. Joe Company is a publicly traded company (NYSE: JOE) based in Jacksonville, Florida and owns more than 1.1 million acres, or approximately 3 percent of the state's land area -- an area slightly smaller than Delaware. St. Joe, one of the largest real estate operating companies in the Southeastern United States, is the single largest private landowner in the State of Florida.

     St. Joe was organized in 1936 by the executors of the A.I. duPont Estate as St. Joe Paper Company. St. Joe changed its name to St. Joe Corporation in 1996 and to its current name in 1998. St. Joe recently added a new management team with real estate development expertise to focus and accelerate the development of its core asset -- its substantial inventory of private land in one of the nation's fastest-growing states. St. Joe is also pursuing commercial, industrial, residential, resort, entertainment, and recreational opportunities.

     Prior to 1990, the duPont Trust owned approximately 86% of St. Joe and has been the controlling shareholder of St. Joe since St. Joe's incorporation. Since 1990, the duPont Trust has pursued a strategy to diversify its investments to fund its various charitable endeavors through a number of means. As a result of public offerings, as of the Record Date, the duPont Trust owned approximately 58.2% and Nemours owned approximately 2.6% of St. Joe.

     Merger Sub

     Merger Sub will be, upon incorporation, a wholly-owned subsidiary of St. Joe incorporated under the laws of Florida solely to effect the Merger. Merger Sub will not have any operations and its only assets as of the Merger will be all of the shares of FECI common stock beneficially owned by St. Joe.

Background of the Transactions

     During the past four years, St. Joe has considered various transactions to rationalize its majority ownership of FECI, including the possible exchange of St. Joe's FECI stock for FECI's real estate portfolio, the sale of the railroad, and the purchase of the minority interest in FECI. As St. Joe has divested other non-core businesses, its intentions to divest its interests in FECI have become more focused.

     In mid-March 1999, Peter S. Rummell, Chairman and Chief Executive Officer of St. Joe and a member of the FECI Board, approached Mr. Anestis to discuss St. Joe's business objectives with respect to FECI. Mr. Rummell informed Mr. Anestis that St. Joe was evaluating the possibility of distributing to St. Joe's common shareholders, on a tax-free basis, all or a portion of its equity interest in FECI. Mr. Rummell explained that St. Joe intended to concentrate on its core business of real estate development and operations and exercise prudent measures to exit non-core businesses. He stated that FECI was a non-core business to St. Joe and that after a careful review of a number of options pursuant to which St. Joe could exit this non-core business, St. Joe determined to propose a tax-free "spin-off" transaction. Mr. Rummell further explained his assessment that neither St. Joe nor FECI's trading values were benefitting from the existing ownership structure.

     On April 1, 1999, a meeting was held in New York City at which representatives of the investment banking firm of Morgan Stanley & Co. Incorporated, financial advisor to St. Joe ("Morgan Stanley"), and representatives of the law firm of Sullivan & Cromwell, legal advisor to St. Joe ("S&C"), on behalf of St. Joe discussed, on a preliminary basis, the proposed transaction and its potential benefits with senior management of FECI, representatives of the law firm of Davis Polk & Wardwell, legal counsel to FECI ("DP&W"), and representatives of the law firm of Kirkpatrick & Lockhart, LLP, Florida legal counsel to FECI ("K&L").

     At a meeting of the FECI Board held on April 19, 1999, Mr. Anestis invited Mr. Rummell, together with representatives of Morgan Stanley, to provide on behalf of St. Joe a preliminary overview of the proposed transaction and its potential benefits. Mr. Rummell and the Morgan Stanley representatives summarized the preliminary views of St. Joe with respect to the transaction expressed at the April 1, 1999 meeting.

     In order to ensure a full and fair evaluation of the proposed transaction, at the April 19, 1999 meeting, the FECI Board formed a special committee of its unaffiliated and disinterested directors (the "Special Committee") consisting of Mr. Anestis (Chairman), J. N. Fairbanks, R. S. Ellwood, A. C. Harper, A. Henriques and J. J. Parish, III. The Special Committee then immediately convened and formally retained DP&W as its independent legal advisor and the investment banking firm of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as its independent financial advisor, to assist the Special Committee in evaluating the proposed transaction, including the effect of the proposed transaction from a financial point of view on the shareholders of FECI other than St. Joe. The Special Committee then preliminarily discussed with its advisors the potential benefits and detriments of the proposed transaction.

     Senior management of FECI, assisted by DP&W and DLJ, provided regular updates to the Special Committee about the progress of negotiations concerning the proposed transaction. DP&W, DLJ and K&L provided advice and assistance with respect to the structuring, planning and negotiation of the principal terms of, and conditions to, the Transactions. DP&W, DLJ and K&L will receive customary fees for their services to the Special Committee in connection with the Transactions. K&L also provides advice to FECI from time to time on other matters, for which it receives customary fees.

     On April 22, 1999 the Special Committee met by telephone and discussed possible terms of the proposed transaction that would be acceptable to FECI. Representatives of DLJ reported that an initial examination of historical trading prices of public companies with dual classes of common stock with voting power disparities revealed that, while both positive and negative price disparities exist with respect to some companies, the data was inconclusive concerning the expected impact of the proposed transaction on FECI's common stock. The members of the Special Committee expressed concern over the possibility of trading disparities between the Class A Common Stock and the Class B Common Stock after the Distribution. In order to compensate the public shareholders other than St. Joe and its affiliates (the "minority FECI shareholders") for the risk that the Class A Common Stock might trade at lower prices than the Class B Common Stock, the Special Committee determined to seek from St. Joe agreement to transfer additional economic value to the minority FECI shareholders as part of the proposed transaction. In addition, the Special Committee concluded that it would be advisable for FECI to seek approval for any agreed upon transaction from a majority of the minority FECI shareholders. The Special Committee also determined to pursue the adoption of numerous corporate governance provisions which it believed were appropriate to protect the interests of the holders of Class A Common Stock.

     Based on the internal discussions of the Special Committee, FECI forwarded to St. Joe and the Charities a summary of proposed terms for the transaction (the "FECI Proposal"). Representatives of FECI made clear that any agreement with St. Joe regarding the FECI Proposal would be conditioned on agreement by the Charities to the proposed corporate governance provisions. In addition to the corporate governance terms, the FECI Proposal provided that FECI's obligation to consummate the proposed transaction would be conditioned on the approval of the transaction by a majority of the minority FECI shareholders. The FECI Proposal also required that economic value be transferred to the minority FECI shareholders (the "Economic Adjustment") either through (1) a special cash dividend paid only to the holders of Class A Common Stock after the Distribution or (2) St. Joe accepting less than one share of Class B Common Stock for every share of common stock it beneficially owns prior to the Merger (thereby increasing the minority FECI shareholders' equity interest in FECI). The FECI Proposal also provided that St. Joe pay all of FECI's expenses relating to the proposed transaction.

     Additional meetings and telephone conversations were held between the parties throughout the following week.

     On April 28, 1999, Mr. Anestis received a letter from Mr. Rummell reflecting St. Joe's response to the FECI Proposal. As stated in the letter, St. Joe was not yet prepared to accept, as a condition to the proposed transaction, that FECI obtain the approval of the majority of the minority FECI shareholders. Moreover, St. Joe did not feel that FECI's request for an Economic Adjustment was compelling in light of the significant economic and other benefits to be derived by the FECI shareholders from the proposed transaction without any such adjustment. With respect to transaction related expenses, Mr. Rummell noted that, as the owner of approximately 54% of FECI, St. Joe would already be de facto paying that percentage of FECI's expenses and that St. Joe was unwilling to pay the additional expenses FECI had requested of St. Joe. Mr. Rummell's letter also stated that St. Joe desired a five year extension of the existing Management Agreement dated as of January 1, 1998 between St. Joe and GCC (the "Existing Management Agreement").

     During the next two weeks, representatives of FECI held numerous telephone conversations with representatives of St. Joe in an effort to resolve the outstanding issues relating to the proposed transaction.

     On May 3, 1999, a Special Committee meeting was held in Miami, Florida during which the Special Committee was updated on St. Joe's response to the FECI Proposal and the ensuing conversations between the parties. During the meeting, the Special Committee expressed concern over granting the right to elect 80% of the FECI Board to a new class of stock and stressed the importance of adopting appropriate corporate governance provisions in the Amended Charter and Amended Bylaws to protect the interests of the minority FECI shareholders. In addition, the Special Committee concluded that a five-year extension of the Existing Management Agreement was undesirable but that a more limited extension would be appropriate.

     On May 6, 1999, representatives of FECI met with representatives of St. Joe in order to discuss the existing real estate relationship between GCC and St. Joe and modifications proposed by FECI to the Existing Management Agreement. Discussions concerning the real estate relationship continued through the week of May 9, 1999.

     A meeting of the Special Committee was held on May 12, 1999, at which FECI senior management, with the assistance of FECI's outside legal and financial advisors, updated the Special Committee on the status of negotiations concerning the proposed transaction.

     On May 13, 1999, Mr. Rummell informed Mr. Anestis that St. Joe had decided to suspend negotiations of the proposed transaction due to the parties' inability to agree on the fundamental issues of whether the approval of a majority of the minority FECI shareholders would be required, the need for an Economic Adjustment and the appropriate modifications to the Existing Management Agreement.

     On August 23, 1999, Mr. Anestis received a telephone call from Mr. Rummell during which Mr. Rummell expressed St. Joe's desire to reconsider the proposed recapitalization and spin-off.

     On August 25, 1999, senior management of FECI and St. Joe, respectively, met to discuss the proposed transaction. Mr. Rummell acknowledged that the condition requested by FECI concerning the approval of the majority of the minority FECI shareholders would be an important aspect of ensuring the procedural fairness of the proposed transaction to such shareholders. However, St. Joe was still unwilling to agree to an Economic Adjustment. St. Joe also provided FECI with an initial summary of proposed terms for a restructured real estate relationship between GCC and St. Joe. The summary of terms detailed proposed modifications to the Existing Management Agreement and proposed agreements to cover the property management and development management services being developed by St. Joe.

     Throughout the negotiations between the parties of the Transactions, representatives of FECI, GCC and St. Joe, respectively, participated in numerous telephone discussions and meetings, on an almost daily basis, concerning the Real Estate Transactions. These negotiations were rigorous with FECI having the goal of continuing to capitalize on the high quality services provided by St. Joe, at competitive market rates, while increasing GCC's direct control over its portfolio and facilitating GCC's market diversification. The Special Committee, which includes all of the members of the GCC Board, received frequent reports and updates from FECI and GCC management on the status of the real estate negotiations on an ongoing basis. The results of the real estate negotiations are embodied in the Real Estate Agreements.

     In particular, meetings of the Special Committee were held by telephone on September 7, 1999, September 16, 1999 and September 23, 1999 at which times FECI management reported on the status of negotiations with St. Joe. FECI's legal and financial advisers participated in the telephonic meeting on September 23, 1999. During that meeting, in addition to discussing the status of the real estate negotiations, the Special Committee discussed the impact of the corporate governance issues on the Charities as well as the potential tax effects and restrictions on FECI which could result from the proposed transaction.

     On September 23, 1999, Mr. Rummell contacted Mr. Anestis and reiterated St. Joe's firm position that it was unwilling to agree to an Economic Adjustment. However, Mr. Rummell indicated that St. Joe would be willing to make a $4.5 million payment to GCC as additional consideration for GCC's willingness to enter into certain of the Real Estate Agreements. Mr. Anestis expressed interest in the $4.5 million payment and indicated his intention to negotiate that amount and suggested that Morgan Stanley and DLJ continue their analyses to facilitate St. Joe's and FECI's efforts to reach consensus as to the likely trading effects of the dual class structure.

     Between September 23 and October 7, 1999, the parties and their legal and financial advisors held a number of discussions concerning the need for an Economic Adjustment. After lengthy discussions and review of historical trading data, the parties ultimately concluded that there would be no way to predict with confidence what trading differences, if any, would likely arise between the two classes of FECI common stock after consummation of the proposed transactions and whether any such differences would be material.

     A meeting of the Special Committee was held by telephone on October 7, 1999 and was joined by FECI management and FECI's legal and financial advisors. The Special Committee received a full update as to the status of negotiations. In light of the many expected benefits of the proposed transaction to the minority FECI shareholders and the parties' discussions concerning the historical trading data, the Special Committee decided not to insist on obtaining a separately identified Economic Adjustment. The Special Committee also took note of the fact that, through the course of negotiations, St. Joe was now willing to increase its proposed payment to GCC to $6 million as additional consideration for GCC's agreement to enter into certain of the Real Estate Agreements. Nevertheless, the Special Committee determined not to consider approving the proposed transaction until complete definitive documentation had been agreed by all parties. In particular, the Special Committee noted that substantive agreement had yet to be reached with the Charities concerning the corporate governance provisions to be reflected in the Shareholders Agreement and the Amended Charter. The Special Committee believed that agreement with the Charities was critical to protecting the interests of the minority FECI shareholders.

     During the first two weeks of October, representatives of FECI held a number of discussions with representatives of the Charities. The Charities expressed discomfort in approving any corporate governance provisions beyond those necessary to effect the Recapitalization. The Charities desired to maintain as much flexibility as possible with respect to their holdings of FECI stock after the Distribution, subject to the applicable tax rules.

     On October 15, 1999, senior management of FECI, along with FECI's financial and legal advisors, met in New York with representatives of St. Joe to discuss the proposed corporate governance provisions, including FECI's desire to adopt a rights plan. At the meeting, FECI expressed the view of the Special Committee that it was critical that the proposed transaction include protections for the minority FECI shareholders from an unsolicited acquirer gaining control of FECI through the purchase of only shares of Class B Common Stock. FECI expressed particular concern that such an unsolicited acquisition could occur at a time when the outstanding shares of Class B Common Stock no longer represent a majority of the equity in FECI. Accordingly, FECI noted that its commitment to pursue the proposed recapitalization had always been conditioned on the approval of appropriate governance provisions, including the Significant Holder Class B Voting Limitation, the requirement that FECI directors only be removed for cause and the adoption of an appropriate rights plan. While St. Joe's representatives were sympathetic to FECI's views, they expressed concern over the uncertainty which may be caused by having the requested provisions serve as conditions to FECI's obligations to consummate the proposed transaction. FECI and St. Joe agreed to resume their discussions after the weekend in order for representatives of the Charities to participate.

     On October 18, 1999, senior management of each of FECI, St. Joe and the Charities, together with their respective financial and legal advisors, met in Jacksonville, Florida to resolve the issues discussed at the meeting on October 15, 1999. At the meeting, the Charities expressed a willingness to accept the proposed governance provisions but discomfort with the proposed terms of the rights plan. At the request of the Charities, FECI agreed to exempt from the triggers under the proposed rights plan "qualified" tender or exchange offers for all, but not less than all, of the outstanding common stock of FECI. In order to be "qualified," a tender or exchange offer would need to provide identical per share consideration to holders of Class A Common Stock and holders of Class B Common Stock. FECI also accepted the Charities' request that persons who acquire FECI common stock from either of the Charities in the future not be deemed to trigger any rights under the rights plan solely as a result of a previous stock repurchase or redemption by FECI. In addition, FECI agreed to cap the "threshold amounts" under the rights plan at percentages above the Charities' potential holdings of FECI common stock upon the Distribution (after giving effect to St. Joe's previously announced share repurchase program).

     In order to provide greater comfort to FECI as to the Charities' maximum potential ownership of Class B Common Stock upon the Distribution, the Charities agreed not to purchase any additional shares of capital stock in St. Joe until after the Distribution. In addition, the Charities agreed to support the adoption of the agreed upon Rights Plan. Once FECI and the Charities reached agreement on the issues, St. Joe expressed its willingness to condition FECI's obligations to consummate the proposed recapitalization on the adoption of certain key provisions of the Amended Charter and proposed Rights Plan, as requested by FECI, so long as FECI would agree to use its best efforts, subject to the fiduciary duties of the FECI directors, to obtain approval of the Rights Plan. FECI agreed to so use its best efforts.

     On October 21, 1999, final drafts of all agreements relating to the Transactions were circulated to each of the directors or trustees, senior management and legal and financial advisors of each of the parties.

     On October 25, 1999, the Board of Directors of Nemours and the Trustees of the duPont Trust separately convened and approved the Shareholders Agreement and a related agreement with St. Joe.

     On October 26, 1999, the Special Committee met and reviewed each of the proposed Transaction Documents and Real Estate Agreements with the participation of management and its legal and financial advisors. The Special Committee discussed the benefits of the Transactions and the Real Estate Transactions as described more fully below. See " -- FECI's Reasons for the Transactions" and "Real Estate Transactions - Expected Benefits of the Real Estate Transactions." In addition, DLJ presented to the Special Committee its oral opinion (which was later confirmed in writing dated October 26, 1999) that the Recapitalization and the Distribution, taken as a whole, are fair from a financial point of view to the minority FECI shareholders. After full consideration of the Transactions, the Special Committee unanimously (1) determined that the Transactions are advisable and in the best interests of FECI and its shareholders, including the minority FECI shareholders, (2) approved the Transactions and the Transaction Documents and recommended that the FECI Board approve the Transactions and the Transaction Documents and (3) recommended that the FECI shareholders vote "FOR" approval of the Plan of Merger and the Amended Charter.

     Immediately following the Special Committee's unanimous recommendation, the FECI Board, with the exception of Jacob C. Belin who could not attend due to personal reasons (but who had been previously briefed and had expressed his approval of the Transactions to Mr. Anestis), met on October 26, 1999 and unanimously (1) determined that the Transactions are advisable and in the best interests of FECI and its shareholders, including the minority FECI shareholders, (2) approved the Transactions and the Transaction Documents and
(3) recommended that the FECI shareholders vote "FOR" approval of the Plan of Merger and the Amended Charter.

     Immediately following the meeting of the FECI Board, the GCC Board met and approved the Real Estate Transactions and the Real Estate Agreements.

     Immediately following the meeting of the GCC Board, the Board of Directors of St. Joe met to consider the Transactions and unanimously approved the Distribution, the Distribution Agreement (including the Plan of Merger), the Real Estate Agreements and a related agreement with the Charities.

     On October 27, 1999, FECI and St. Joe announced the proposal to effect the Transactions on the terms set forth in this Proxy Statement.

FECI's Reasons for the Transactions

     The FECI Board, upon the unanimous recommendation of the Special Committee, has determined that the Transactions are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. In arriving at this determination, the FECI Board and the Special Committee considered a number of factors, which are listed below.

     Expected Benefits of the Transactions to FECI and its Shareholders. The Special Committee and the FECI Board considered the following expected benefits of the Transactions:

     o the Transactions will allow FECI to establish a capital structure independent of St. Joe that is optimal for FECI's businesses which may include, as appropriate, the incurrence of debt and the issuance or repurchase of equity in the future (without concern for the impact of such actions on the consolidated financial statements of St. Joe);

     o the Transactions will allow FECI to pursue its business interests independent of St. Joe, particularly with respect to acquisitions, business and asset sales and corporate opportunities;

     o the Transactions will eliminate St. Joe as a controlling shareholder of FECI and increase the liquidity and public float of FECI common stock (from approximately 14.9 million shares to approximately 22.7 million shares), which is expected to increase the average trading volume of FECI common stock and enhance FECI's ability to attract research coverage;

     o the Transactions are expected to facilitate the use of FECI common stock for future acquisitions and as a source of capital;

     o the Transactions are expected to increase the ability of FECI to engage in future corporate transactions, if desirable, such as establishing a REIT or effecting a spinoff of certain businesses, which would be more difficult so long as a majority of the FECI common stock is held by St. Joe; and

     o the Transactions will provide a more stable platform for retaining and recruiting top quality management and increase flexibility in employee compensation tied to shareholder value creation.

     As a result of tax constraints relating to the Distribution and certain related restrictions contained in the Distribution Agreement, FECI's ability to engage in future corporate transactions, including some of those listed above, may be limited for a period of time. See "Proposal One: Adoption of the Plan of Merger - Tax Matters."

     Economic and Financial Factors. The Special Committee and the FECI Board considered economic and financial factors associated with the Transactions, such as the effect of the Transactions on the expected trading price of both classes of FECI common stock following the Distribution and the impact of the Transactions on FECI's financial position following the Distribution. In this regard they considered the following factors:

     o   the Transactions are structured to be tax-free to FECI shareholders;

     o the opinion of DLJ that the Recapitalization and Distribution, taken as a whole, are fair from a financial point of view to the shareholders of FECI other than St. Joe. See " -- Description of the DLJ Fairness Opinion";

     o the advice of DLJ as to the potential effect of having two classes of common stock and the analysis of the historical trading values of the stock of other companies having a dual class structure. See " -- Description of the DLJ Fairness Opinion";

     o the advice of DLJ that, following the Transactions, FECI would be more likely to gain equity research coverage;

     o the advice of DLJ concerning the potential adverse impact on the market price of the FECI common stock for an indeterminate period following the Distribution due to sales of the Class B Common Stock by shareholders of St. Joe;

     o the restructuring of FECI's real estate relationship with St. Joe in a manner that will allow FECI to capitalize on the high quality services provided by St. Joe while increasing FECI's direct control over its portfolio as well as facilitating market diversification;

     o the Transactions will provide FECI with greater flexibility with respect to managing capital risk through third-party equity or debt investment, as appropriate at FECI's discretion, independent of St. Joe's control; and

     o the Real Estate Transactions will provide GCC with $6,000,000 in three equal installments as additional consideration for GCC's willingness to enter into certain of the Real Estate Agreements with St. Joe.

     Tax Restrictions. The Special Committee and the FECI Board considered that, as a result of the Transactions, FECI will be subject to a number of tax restrictions with respect to which FECI has provided indemnities to St. Joe. In that regard they considered the following factors:

     o the restrictions on the ability of FECI to undertake certain transactions involving the issuance or acquisition of its shares following the Distribution, which, if undertaken, could impair the tax-free status of the Distribution to St. Joe and its shareholders, as well as the reduced likelihood of such a transaction because of the potential liability to FECI associated with the loss of such status;

     o FECI's obligation to indemnify St. Joe in the event that FECI or its shareholders takes any actions which result in the Distribution failing to qualify as a tax-free distribution;

     o The limitations in the Shareholders Agreement on the ability of the Charities to dispose of FECI stock, which is intended to prevent the Distribution from losing its tax free status due to actions by the Charities; and

     o the benefits of having the protections of the Amended Charter and Amended By-laws in place following the Distribution when FECI may be vulnerable to an unsolicited takeover proposal, particularly during the first two years following the Distribution, when the risk to FECI of liability under the tax indemnity is greatest.

     Governance Matters. The Special Committee and the FECI Board considered that, as a result of the Transactions, FECI might be more vulnerable to third parties seeking to acquire control of FECI and/or the FECI Board. In that regard they considered the following factors:

     o the potential impact of the Amended Charter and Amended By-laws and the proposed Rights Plan generally on the ability of a third party to acquire control of FECI or the FECI Board;

     o the risk that the dual class structure could lead to a person or group gaining control of the FECI Board through acquisitions of only the Class B Common Stock and the fact that the risk is mitigated by the Amended Charter, Amended By-laws and proposed Rights Plan;

     o that the ability of the holders of Class B Common Stock to elect at least 80% of the FECI Board will not provide such holders with materially different rights than St. Joe currently possesses because St. Joe presently has the ability to elect the entire FECI Board (other than in the event that other FECI shareholders effectively cumulate their votes, in which case St. Joe would still possess the ability to elect a majority of the FECI directors);

     o that the Amended Charter would not be implemented unless the Plan of Merger was adopted as described under "Proposal One: Adoption of the Plan of Merger -- Required Vote"; and

     o that after the Recapitalization, subject to the restrictions of the Distribution Agreement, holders of a majority of the total outstanding common stock (voting together as a single class) can effect a further recapitalization of FECI so as to eliminate the two-class structure and that the effectiveness of this provision in the Amended Charter will be expressly conditioned on the receipt of IRS approval (and that the receipt of IRS approval for this provision is not a condition to FECI's obligation to consummate the Recapitalization).

     Other Factors Considered. The Special Committee and the FECI Board considered additional factors in making their determination that the Transactions are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. In this regard, they considered the following factors:

     o that St. Joe had considered and rejected alternative transactions with respect to rationalizing its ownership of FECI;

     o that St. Joe could accomplish a spin-off of FECI without the approval of the FECI Board or the FECI shareholders (through the creation of a holding company structure) and that such a transaction would merely replace St. Joe with a new controlling shareholder of FECI and therefore would not provide the FECI shareholders with many of the expected benefits of the Transactions;

     o the detriments of maintaining the status quo with FECI continuing as a majority-owned subsidiary of St. Joe;

     o the limitations on seeking alternatives to the Distribution because of St. Joe's control of a majority of the outstanding shares of FECI common stock;

     o the holders of the Class A Common Stock (together with holders of voting Preferred Stock, if any) will be assured of the right to elect at least two directors compared with their current inability to control the election of any FECI directors in light of St. Joe's control of a majority of the shares of FECI common stock (other than through cumulative voting, which could result in their control of the election of four directors but would require considerable concerted action among the shareholders);

     o   the director and trustee overlap among FECI, St. Joe and the Charities;

     o the terms of the Distribution Agreement (including the Plan of Merger and the proposed Rights Plan), the Shareholders Agreement, the Amended Charter, the Amended By-laws and the Real Estate Agreements and the likelihood that the conditions to the Transactions would be satisfied;

     o that the Real Estate Agreements may limit FECI's flexibility in pursuing real estate transactions;

     o   each of the considerations described above under "Certain
         Considerations";

     o the condition to the Recapitalization that the Plan of Merger and the Amended Charter be approved by a majority of the outstanding shares of FECI common stock not held by St. Joe or its affiliates; and

     o the condition to the Recapitalization that the Amended Charter be approved by at least two-thirds of the outstanding shares of FECI common stock.

     After a detailed consideration of these factors, the Special Committee and the FECI Board concluded that the Transactions are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. The discussion and factors described above were the factors considered by the Special Committee and by the FECI Board in their assessment of the Transactions. The Special Committee and the FECI Board did not quantify or attach any particular weight to the various factors that they considered in reaching their respective determinations. Different members may have assigned different weights to different factors. In reaching their respective determinations, the Special Committee and the FECI Board took the various factors into account collectively and did not perform a factor-by-factor analysis.

Description of the DLJ Fairness Opinion

     The Special Committee engaged DLJ to act as its financial advisor in connection with the proposed Recapitalization and Distribution and to evaluate the effect from a financial point of view on the holders of FECI common stock other than St. Joe, of the Recapitalization and Distribution. On October 26, 1999, DLJ presented to the Special Committee its oral opinion (which was later confirmed in writing dated October 26, 1999, the "DLJ Opinion") that, as of such date, and based on and subject to the assumptions, limitations and qualifications as set forth in the DLJ Opinion, the Recapitalization and Distribution, taken as a whole, are fair from a financial point of view to the shareholders of FECI other than St. Joe.

     The full text of the DLJ Opinion is attached hereto as Appendix G to this Proxy Statement. The summary of the DLJ Opinion set forth below is qualified in its entirety by reference to the full text of the DLJ Opinion. FECI shareholders are urged to read the DLJ Opinion carefully and in its entirety for the procedures followed, assumptions made, other matters considered and limitations of the review by DLJ in connection with such opinion.

     The DLJ Opinion was prepared for the Special Committee and was directed only to the fairness from a financial point of view to holders of FECI common stock other than St. Joe, as of the date thereof, of the Recapitalization and the Distribution. The DLJ Opinion does not address the relative merits of the Recapitalization and Distribution and the other business strategies being considered by the FECI Board nor does it express any opinion as to the FECI Board's decision to proceed with the Recapitalization. Insofar as the Real Estate Agreements are concerned, DLJ is not an expert in real estate management or development and did not participate in the negotiations among FECI, GCC and St. Joe relating to the Real Estate Agreements. Consequently, DLJ expressed no opinion as to the effect of the Real Estate Agreements, individually or as a whole, on any stockholders of FECI. DLJ also expressed no opinion as to the price at which the Class A Common Stock or Class B Common Stock will actually trade at any time. The DLJ Opinion does not constitute a recommendation to any FECI shareholder as to how such shareholder should vote on the Plan of Merger or the Amended Charter.

     The Special Committee selected DLJ as its financial advisor because DLJ is an internationally recognized investment banking firm that is familiar with FECI and its business. As part of its investment banking business, DLJ is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In arriving at its opinion, DLJ reviewed the various Transaction Documents, the Amended Charter and the Amended By-laws, each in the form distributed to the Special Committee on October 22, 1999 and reviewed financial and other information that was publicly available or furnished to DLJ by FECI (including information provided during discussions with FECI management), GCC or their respective representatives. In addition, DLJ conducted such financial studies, analyses and investigations as DLJ deemed appropriate for purposes of rendering its opinion.

     In rendering its opinion, DLJ relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to DLJ from public sources and that was provided to DLJ by FECI, GCC or their respective representatives or that was otherwise reviewed by DLJ. DLJ did not assume any responsibility for making any independent evaluation of any assets or liabilities of FECI or for making any independent verification of any of the information reviewed by DLJ.

     In rendering its opinion, DLJ considered the factors described in detail above in "- FECI's Reasons for the Transactions." DLJ also considered the pro forma ownership of FECI common stock after giving effect to the Transactions and in particular the impact of the expected significant ownership of FECI Class B Common Stock by the Charities as described under "Proposal One: Adoption of the Plan of Merger - Ownership of FECI Common Stock Following the Distribution." DLJ also reviewed the corporate governance provisions, economic terms and stock price trading patterns relating to certain recent transactions with similar dual class ownership structures.

   Dual Class Analysis

     DLJ also examined the historical trading prices of 14 public companies with dual classes of common stock. Based on the dual class analysis described below, DLJ concluded that there would be no way to predict with confidence what trading differences, if any, would likely arise between the two classes of FECI common stock after consummation of the Transactions and whether any such differences would be material. For purposes of DLJ's analysis, DLJ eliminated as a precedent any public company which (notwithstanding its dual class structure):

          o did not have a market capitalization for each class of common stock of at least $250 million;

          o   provided a dividend preference to one class of common stock;

          o was subject, at any time during the period reviewed for this analysis, to a tender offer or other merger activity; or

          o experienced an unusually large disparity in the average daily trading volume of one class of common stock versus the other class.

     The factors described above were used to exclude companies from the analysis performed by DLJ because DLJ believed that such factors were likely to have a significant impact on the stock performance of the companies in question, leading to an inconclusive result as to the specific impact of the dual class structure on the relative stock price performance. Furthermore, none of the factors described above are expected to be applicable to FECI upon consummation of the Transactions.

     The analysis performed by DLJ produced the following results:

          o for a one-month period prior to October 22, 1999 for stock with superior voting rights ("high vote stock") relative to the other class of stock, the trading disparity reflected a mean discount of 0.7%, a median discount of 0.3%, a high premium of 11.8% and a low discount of 9.9% for the period;

          o for a three-month period prior to October 22, 1999 for high vote stock, the trading disparity reflected a mean discount of 0.4%, a median discount of 0.1%, a high premium of 13.7% and a low discount of 9.2% for the period;

          o for a six-month period prior to October 22, 1999 for high vote stock, the trading disparity reflected a mean discount of 0.5%, a median discount of 0.6%, a high premium of 14.2% and a low discount of 9.0% for the period;

          o for a nine-month period prior to October 22, 1999 for high vote stock, the trading disparity reflected a mean discount of 0.2%, a median discount of 0.4%, a high premium of 14.1% and a low discount of 8.8% for the period;

          o for a one-year period prior to October 22, 1999 for the high vote stock, the trading disparity reflected a mean premium of 0.0%, a median discount of 0.4%, a high premium of 14.1% and a low discount of 7.7% for the period;

          o for a three-year period prior to October 22, 1999 for the high vote stock, the trading disparity reflected a mean premium of 0.0%, a median discount of 0.2%, a high premium of 9.6% and a low discount of 5.2% for the period; and

          o for a five-year period prior to October 22, 1999 for high vote stock, the trading disparity reflected a mean discount of 0.4%, a median discount of 0.4%, a high premium of 8.5% and a low discount of 5.3% for the period.

     The summary set forth above describes, in summary form, the material factors considered by DLJ in rendering the DLJ Opinion and the material elements of the presentation made by DLJ to the Special Committee on October 26, 1999. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description.

     Pursuant to the terms of its engagement agreement with DLJ, FECI agreed to pay DLJ an aggregate fee of $1.5 million in connection with the Transactions ($1.25 million upon delivery of the DLJ Opinion to the Special Committee and $250,000 due upon consummation of the Transactions). In addition, FECI agreed to reimburse DLJ, upon request by DLJ from time to time, for all out-of-pocket expenses, including the reasonable fees and expenses of counsel, incurred by DLJ in connection with its engagement, and to indemnify DLJ and certain related persons against certain liabilities in connection with the engagement, including liabilities under the United States federal securities laws. DLJ and FECI management negotiated the terms of the fee arrangement, and the FECI Board, including the Special Committee, was aware of such arrangement.

     In the ordinary course of business, DLJ and its affiliates may own or actively trade the securities of FECI for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in FECI securities.

Board of Directors Recommendation

     The FECI Board, including the Special Committee, has given full consideration to the Plan of Merger and the Amended Charter and has determined that they are advisable and in the best interests of FECI and its shareholders, including the FECI shareholders other than St. Joe. The FECI Board, including the Special Committee acting unanimously, has approved the Plan of Merger and the Amended Charter and recommends that you vote "FOR" the adoption of the Plan of Merger and the Amended Charter.

                  PROPOSAL ONE: ADOPTION OF THE PLAN OF MERGER

Plan of Merger

     As a technical matter, the Recapitalization will be implemented through the merger of FECI and Merger Sub. Pursuant to the Distribution Agreement, FECI, St. Joe and Merger Sub will enter into the Plan of Merger, which sets forth the mechanics of the Recapitalization. As a result of the Merger, all shares of FECI common stock held by St. Joe will be exchanged for an equal number of shares of Class B Common Stock. All other shares of FECI common stock will be re-designated in the Merger as Class A Common Stock. The Transactions cannot be consummated without the appropriate approval by the FECI shareholders of the Plan of Merger.

     For a description of the Plan of Merger, see "Description of the Transaction Documents - Plan of Merger."

Recommendation of the FECI Board

     THE FECI BOARD, INCLUDING THE SPECIAL COMMITTEE, HAS GIVEN FULL CONSIDERATION TO THE PLAN OF MERGER AND HAS DETERMINED THAT IT IS ADVISABLE AND IN THE BEST INTERESTS OF FECI AND ITS SHAREHOLDERS, INCLUDING THE FECI SHAREHOLDERS OTHER THAN ST. JOE. THE FECI BOARD, INCLUDING THE SPECIAL COMMITTEE ACTING UNANIMOUSLY, HAS APPROVED THE PLAN OF MERGER AND RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE PLAN OF MERGER.

Required Vote

     Each outstanding share of FECI common stock is entitled to one vote on each matter which may properly come before the Special Meeting. Under Florida law, adoption of the Plan of Merger requires approval by a majority of the outstanding shares of FECI common stock. As of the Record Date, St. Joe owned approximately 53.8% of FECI's outstanding common stock and has agreed to vote such shares in favor of adoption of the Plan of Merger and Nemours owned approximately 4.9% of FECI's outstanding common stock and is likewise expected to vote in favor of such adoption. Accordingly, approval of the Plan of Merger by a majority of the outstanding shares of FECI common stock is expected. In addition, although not required by law, the FECI Board and St. Joe have agreed that the Recapitalization will be implemented only if the Plan of Merger is also adopted by the holders of a majority of the shares of FECI common stock, other than shares held by St. Joe or its affiliates (including the Charities).

Ownership of FECI Common Stock Following the Distribution

     Upon consummation of the Transactions, Nemours and the duPont Trust will each own a significant percentage of the outstanding common stock of FECI. Given that Nemours and the duPont Trust are each affiliates of one another (due to the fact that many of the same individuals serve as directors of Nemours and trustees of the duPont Trust), FECI expects that the Charities will vote their shares of FECI common stock in concert.

     As of the Record Date, Nemours held approximately 1,800,896 shares of the common stock of FECI, representing approximately 4.9% of the equity of FECI. Upon the Merger, the common stock held by Nemours will be re-designated as Class A Common Stock, will represent approximately 10.7% of the outstanding shares of Class A Common Stock (and such Class A Common Stock will still reflect approximately 4.9% of the equity of FECI). In addition, as of the Record Date, the Charities held, in the aggregate, approximately 60.8% of the equity securities of St. Joe and will therefore own an equal percentage of the outstanding shares of Class B Common Stock following the Distribution, representing approximately 32.7% of the outstanding equity of FECI. Accordingly, upon consummation of the Distribution, the Charities are expected to beneficially own, in the aggregate, approximately 37.6% of the outstanding equity of FECI. As a result of their holdings of FECI common stock, particularly the expected holding by the duPont Trust of a majority of the outstanding shares of Class B Common Stock, the Charities may be expected to exert substantial influence over the election of FECI directors and the affairs of FECI following the Distribution.

     Notwithstanding the fact that the Charities are expected to own, in the aggregate, approximately 60.8% of the outstanding shares of Class B Common Stock, because of the operation of the Class B Significant Holder Voting Limitation, the Charities will be restricted in their ability to freely vote their shares of Class B Common Stock. In accordance with the formula contained in the Amended Charter, based on their expected holdings, the Charities will only be permitted to freely vote up to 8,025,072 of their 11,922,404 shares of Class B Common Stock. The remaining 3,897,332 shares of Class B Common Stock expected to be held by the Charities will be deemed voted pro rata in accordance with the votes of all other holders of Class B Common Stock (other than other Significant Holders, if any). See "Proposal Two: Adoption of the Amended Charter -- Corporate Governance Amendments -- Limitation on Voting Rights of Significant Holders of Class B Common Stock."

     Based on the Charities' expected holdings, the shares which the Charities' may vote freely as of the Distribution will represent approximately 40.9% of the outstanding shares of Class B Common Stock. Accordingly, in any proxy contest for the election of FECI directors, the Charities should be able to control the election of three directors (through cumulative voting). The Charities' ability to control the election of three directors of what will be a ten-director FECI Board (30%) equates with the 32.7% "economic interest" represented by all of the shares of Class B Common Stock expected to be owned by the Charities upon the Distribution in relation to all outstanding shares of FECI common stock expected to be outstanding at such time. Without the Class B Significant Holder Voting Limitation, the Charities would have been able to control in any proxy contest for the election of FECI directors five directors (through cumulative voting).

     Nemours will be able to freely vote all of its shares of Class A Common Stock.

     Pursuant to the Shareholders Agreement, the Charities will be subject to restrictions on their ability to transfer or acquire additional shares of FECI common stock. See "Description of the Transaction Documents -- Shareholders Agreement."

Effects of the Recapitalization on Outstanding Shares

     Each outstanding share of FECI common stock (other than shares held by St.
Joe) will be re-designated in the Merger as a share of Class A Common Stock. Each share of FECI common stock held by St. Joe will be converted in the Merger into one share of Class B Common Stock. The Class A Common Stock and Class B Common Stock will be substantially identical in all respects except for voting rights with respect to the election or removal of FECI directors. The holders of Class A Common Stock (voting together with holders of voting Preferred Stock, if any) will be entitled to elect that number of directors that constitutes 20% of the authorized number of members of the FECI Board (or, if such 20% is not a whole number, then the nearest lower whole number). Each director elected by the holders of the Class A Common Stock and Preferred Stock, if any, will be designated a "Class A Director." Each share of Class A Common Stock (and Preferred Stock, if any) will have one vote in the election of Class A Directors. The holders of Class B Common Stock will be entitled to elect the remaining directors of FECI, each of which will be designated a "Class B Director." Each share of Class B Common Stock will have one vote in the election of Class B directors. Holders of FECI common stock will be permitted to cumulate their votes with respect to the election of directors of the appropriate class. Holders of 15% or more of the outstanding shares of Class B Common Stock will be subject to the Class B Significant Holder Voting Limitation.

     Class A Directors will only be able to be removed from office (other than at the expiration of their terms) for cause upon the affirmative vote of the holders of at least a majority of the outstanding shares of Class A Common Stock (and voting Preferred Stock, if any). Class B Directors will only be able to be removed from office (other than at the expiration of their terms) for cause upon the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Common Stock. However, no FECI director will be able to be removed from office if the number of votes of the appropriate class sufficient to elect the director under cumulative voting is voted against his or her removal.

Tax Matters

     St. Joe is in the process of requesting a ruling from the Internal Revenue Service (the "IRS Ruling") to the effect that the Recapitalization and the Distribution will qualify as tax-free transactions for U.S. federal income tax purposes under Sections 354 and 355 of the Internal Revenue Code of 1986, as amended (the "Code"), respectively. St. Joe expects to receive this IRS Ruling, the receipt of which is a condition to the consummation of the Transactions.

     Implementation of the Recapitalization will be tax-free for federal income tax purposes to FECI and its stockholders based upon the facts and law as of the date of this Proxy Statement. To preserve the tax-free status of the Distribution, FECI has agreed (1) to comply with and otherwise not take action inconsistent with each representation and statement made to the Internal Revenue Service in the request for the IRS Ruling and (2) not to take or fail to take any action after the Distribution that could prevent the Distribution from qualifying as a tax-free transaction or, have a material adverse impact on the known tax consequences of the Distribution to St. Joe. If FECI fails to comply with these obligations or takes or fails to take any other action (including those described below without regard to when such actions occur) and such failure, act or omission contributes to the Distribution not being tax-free to St. Joe or its stockholders, FECI will generally be required to indemnify St. Joe and each member of the consolidated group of which St. Joe is a member, for any taxes incurred by St. Joe, any member of its group or any stockholder of St. Joe, arising therefrom.

     One of the ways the Distribution can lose its tax-free status to St. Joe is pursuant to Section 355(e) of the Code, which provides that the Distribution will be taxable to St. Joe (but not to its shareholders) if it is part of a plan (or series of related transactions) pursuant to which one or more persons acquire directly or indirectly stock representing a 50% or greater interest (based on either vote or value) in St. Joe or FECI. Pursuant to 355(e), acquisitions that occur during the two-year period before the Distribution or the two-year period after the Distribution are subject to a rebuttable presumption that they are "part of a plan." Recently promulgated proposed Treasury Regulations would, if finalized, provide a safe harbor for certain acquisitions occurring more than six months after the Distribution. There is no assurance as to when and in what form these regulations will be finalized. If St. Joe becomes subject to tax under Section 355(e), its tax liability will be based upon the difference between the fair market value of the Class B Common Stock at the time of the Distribution and its adjusted basis in such stock at that time, and will be substantial.

     Accordingly, in order to preserve the tax-free status of the Distribution (both pursuant to Section 355(e) as well as other subsections of Section 355 of the Code), in addition to the general covenants discussed above, the Distribution Agreement contains a number of specific restrictions on FECI in the post-Distribution period. Included among those restrictions are limitations on FECI's ability to undertake the following actions unless its obtains an opinion of tax counsel or an IRS ruling that such action will not cause the Distribution to lose its tax-free status:

          o Changing its Articles of Incorporation or By-laws regarding (1) the composition or size of its Board of Directors, (2) the manner in which its Board is elected and (3) the duties and responsibilities of its Board;

          o Amending its Articles of Incorporation or take any other action that will provide for (1) the conversion of any class of stock into a different class of stock, (2) a change in the voting rights of any class of stock, or (3) any action having a similar effect to (1) and (2) above; and

          o   During the two-year period following the Distribution:

               -- Voluntarily dissolving or liquidating, or otherwise discontinuing the conduct of any portion of its active trade or business if such action would cause a dissolution or liquidation of FECI and (ii) except in the ordinary course of business, disposing of more than 60% of its gross assets or 60% of the consolidated business assets of it and its subsidiaries;

               -- Buying back its stock unless the buyback is motivated by a corporate business purpose, the stock repurchased is widely held, the acquisition is made on the open market and less than 20% of FECI's stock is repurchased;

               -- Buying back stock if such buyback would cause the shares of Class B Common Stock to constitute less than 80% of the total combined voting power of all outstanding voting stock of FECI;

               -- Issuing any stock (other than in employee related issuances in the ordinary course of business) if as a result of such stock issuances the number of shares of Class B Common Stock distributed to St. Joe's shareholders will constitute less than 80% of the voting power of all FECI voting stock; and

               -- Entering into any acquisition transaction or permitting any acquisition transaction to occur, in either case involving the acquisition of more than 5% of its stock pursuant to either (1) a redemption of rights under a stockholders rights plan, (2) a determination that a tender offer for the stock of FECI is a "permitted offer" under a rights plan or
                    (3) the approval of any transaction involving the acquisition of another corporation or business by FECI or the acquisition by another person of FECI.

      In addition, for the two-year period following the Distribution, FECI has agreed to continue to conduct the "active trade or business" required in order to receive the IRS Ruling primarily through officers and employees of FECI and its subsidiaries who are not also officers or employees of St. Joe or its affiliates. See "Description of the Transaction Documents - The Distribution Agreement - Indemnification and Other Agreements." The above summary of the tax covenants included in the Distribution Agreement is qualified in its entirety by the Distribution Agreement which is attached as Appendix A.

FECI Board Following the Recapitalization

     If the Merger is consummated, in accordance with the Amended By-laws, the FECI Board will be expanded from nine to ten directors. In addition, Mr. Rummell will tender his resignation from the FECI Board effective upon consummation of the Merger. In order to fill the resulting two director vacancies, the remaining FECI directors expect to appoint two new independent directors to the FECI Board.

     In addition, Robert W. Anestis and Adolfo Henriques will be designated as Class A Directors and the remaining eight directors will be designated as Class B Directors. Thereafter, the Class A Directors will be elected by the holders of the Class A Common Stock (and the holders of voting Preferred Stock, if any) and the Class B Directors will be elected by the holders of the Class B Common Stock.

New York Stock Exchange Approvals

     Approval from the New York Stock Exchange, Inc. (the "NYSE") is required to effect the Recapitalization. The FECI common stock is currently listed on the NYSE under the symbol "FLA." Following the Recapitalization and Distribution, the Class A Common Stock is expected to be listed on the NYSE under the symbol "FLA.A" and the Class B Common Stock is expected to be listed on the NYSE under the symbol "FLA.B"

Federal Securities Law Consequences

     All shares of Class B Common Stock received by shareholders of St. Joe following the Recapitalization and Distribution will be freely transferable, except that shares of Class B Common Stock received by persons who are deemed to be affiliates of FECI may be resold by them only in transactions permitted by the resale provision of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or otherwise in compliance with (or pursuant to an exemption from) the registration requirements of the Securities Act. Persons deemed to be affiliates of FECI are those individuals or entities that control, are controlled by, or are under common control with, FECI and generally include the executive officers and directors of FECI.

     Pursuant to the Shareholders Agreement, the Charities will be subject to additional restrictions on their ability to transfer shares of Class A Common Stock or Class B Common Stock. See "Description of the Transaction Documents -- Shareholders Agreement -- Restrictions on Transfer."

No Appraisal Rights

     Holders of FECI common stock are not entitled to appraisal rights under
Section 607.1302 of the Florida Business Corporation Act (the "FBCA") in connection with any aspect of the Transactions.

     THE FECI BOARD, INCLUDING THE SPECIAL COMMITTEE ACTING UNANIMOUSLY, RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE PLAN OF MERGER.

                  PROPOSAL TWO: ADOPTION OF THE AMENDED CHARTER

     The Amended Charter includes changes to the Articles of Incorporation of FECI that are necessary to effect the Recapitalization. In addition, the FECI Board believes that certain of the provisions in the Amended Charter are advisable to foster FECI's growth as an independent company following the Distribution and, in particular, to help protect FECI shareholders from unsolicited takeover proposals which unfairly discriminate between FECI shareholders.

     The following description of the Amended Charter is not complete and is qualified in its entirety by reference to the proposed Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Appendix D. All shareholders are urged to read carefully the proposed Amended and Restated Articles of Incorporation in its entirety.

Amendments Necessary to Effect the Recapitalization

   Authorization of Class A Common Stock and Class B Common Stock

     In order to effect the Recapitalization, the FECI common stock will be reclassified into two classes of common stock: (1) the Class A Common Stock, which will entitle the holders thereof (together with the holders of voting Preferred Stock, if any) to vote, separately as a single class, for the election of 20% (rounded downward, if necessary, to the nearest whole number) of the directors of FECI (but in no event less than one director) and (2) the Class B Common Stock, which will entitle the holders thereof to vote, separately as a class, for the election of at least 80% of the directors of FECI (but in no event less than four directors).

     For all matters other than the election or removal of directors, the Class A Common Stock and Class B Common Stock are identical and vote together as a single class, with one vote per share, except as required by law. For example, the Class A Common Stock and the Class B Common Stock are entitled to identical per share dividends and consideration upon a merger or liquidation of FECI.

   Creation of Class A and Class B Directors

     Upon consummation of the Recapitalization, two directors of FECI will be designated as "Class A Directors" and the remaining eight directors will be designated "Class B Directors." Robert W. Anestis and Adolfo Henriques will become the Class A Directors upon consummation of the Recapitalization. Thereafter, the Class A Directors will be elected by the holders of the Class A Common Stock (and the holders of voting Preferred Stock, if any) and the Class B Directors will be elected by the holders of the Class B Common Stock. Shareholders will be permitted to cumulate their votes in connection with the election (or removal) of directors.

   Increased Board Size

     The Amended Charter proposes to increase the minimum number of directors on the FECI Board from three to five, and requires any increase in the number of directors to be only in whole-number multiples of five. This provision of the Amended Charter will ensure that the holders of the Class A Common Stock (together with the holders of voting Preferred Stock, if any) will have the right to elect at least one director for every four directors elected by the holders of the Class B Common Stock. The Amended By-laws fix the size of the FECI Board at ten directors.

   Authorized Capital

     The Amended Charter increases FECI's authorized capital from 50,000,000 to 150,000,000 shares of common stock (consisting of 50,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock) and 20,000,000 shares of Preferred Stock. The FECI Board believes that such an increase in FECI's authorized capital and the authorization of Preferred Stock will ensure that there remains a sufficient authorized number of shares of common stock and Preferred Stock after the Recapitalization for (1) future sales of FECI's securities to raise additional capital, (2) future acquisitions of other companies or their businesses or assets, (3) establishing strategic relationships with third parties and (4) providing options or other stock incentives to FECI employees, consultants or others. In addition, the authorization of Preferred Stock and the large number of shares of authorized Class B Common Stock relative to the number of authorized shares of Class A Common Stock will be necessary for the adoption of the proposed Rights Plan (and the exercise of any rights under the Rights Plan).

Corporate Governance Amendments

   Amendments Designed to Protect FECI Shareholders From Unsolicited Takeover Attempts That Unfairly Discriminate Between FECI Shareholders

     The proposed Transactions may make it easier for a single person or group of related persons to gain control of the FECI Board. Prior to the Transactions, a person seeking to elect a majority of the FECI Board would need to hold or control the vote of a majority of the total outstanding shares of FECI common stock. Following the Recapitalization, however, holders of Class B Common Stock will have the right to elect 80% of the FECI Board. Thus, a person or group of persons could gain control of the FECI Board by acquiring control of the vote of the outstanding Class B Common Stock. Although the Class B Significant Holder Voting Limitation (and cumulative voting) should significantly reduce the ability of any person to acquire control of the vote of the outstanding Class B Common Stock, a person or group may still acquire 100% of the outstanding shares of Class B Common Stock. In such a scenario, notwithstanding the Class B Significant Holder Voting Limitation, there would be no other holder of Class B Common Stock to vote against the acquirer. Accordingly, the acquirer would be able to control the election of all eight Class B Directors at the next annual meeting of shareholders.

     Upon the consummation of the Recapitalization, the Class B Common Stock will represent approximately 53.8% of the outstanding equity of FECI, based on St. Joe's ownership of FECI common stock as of the Record Date. If at any time FECI issues additional shares of Class A Common Stock, without issuing at least an equal number of shares of Class B Common Stock, the equity interest in FECI represented by the Class B Common Stock will be diluted. Thus, over time, shares of Class B Common Stock may no longer represent a majority of the outstanding FECI equity. Nevertheless, in order to preserve the tax-free status of the Transactions, the Class B Common Stock will at all times be entitled to elect 80% of the FECI Board. The FECI Board was concerned that, in order to take control of FECI, an unsolicited acquirer may attempt to purchase all of the outstanding shares of Class B Common Stock and pay a "control premium" over the market price for such shares without making any offer to the holders of the Class A Common Stock who at such time may own a majority of the outstanding equity in FECI. The Class B Significant Holder Voting Limitation is designed to discourage the acquisition of control of FECI through the purchase of less than all of the outstanding shares of Class B Common Stock.

     The FECI Board recommends the adoption of the proposed Amended Charter, which together with the Amended By-laws and proposed Rights Plan, are designed, in part, to mitigate the concerns described above. The provisions of the Amended Charter described below, together with the Amended By-laws and proposed Rights Plan, are intended to make it more difficult for a potential acquirer of FECI to take advantage of FECI's new capital structure by means of a transaction which is not negotiated with the FECI Board, and thus reduce the vulnerability of FECI to an unsolicited takeover proposal which discriminates between holders of Class A and Class B Common Stock. These amendments are designed to enable FECI, particularly in the initial years of its existence as a corporation independent from St. Joe, to develop its business in a manner which will foster its growth without the threat of a takeover not deemed by the FECI Board to be in the best interests of FECI and all of its shareholders, and to reduce to the extent practicable the potential disruption entailed by such a threat. Separating FECI from St. Joe as a result of the Distribution would, absent these amendments, increase FECI's vulnerability to such attempted takeovers.

   Additional Effects of Corporate Governance Amendments

     Because St. Joe currently owns approximately 53.8% of the outstanding FECI common stock, there is at present no possibility of a person other than St. Joe gaining control of the FECI Board without St. Joe's consent. After consummation of the Transactions, St. Joe will no longer be the majority shareholder of FECI and approximately 62.4% of the outstanding FECI common stock will be publicly held. Accordingly, the Transactions could render FECI more susceptible to unsolicited takeover bids from third parties that would not be in the best interests of FECI and its shareholders.

     The FECI Board believes that, when public companies do not have measures in place to address unsolicited takeover bids, such companies can be and are acquired, and that changes in control of companies can and do occur at prices below the best price that might otherwise be attainable. Many public companies have adopted provisions which effectively require negotiations with the board of directors of the company. The FECI Board desires to provide FECI with the flexibility to grow its business without being subject to either unsolicited takeover proposals at an inadequate price or unfair takeover tactics such as those which would discriminate between the holders of Class A and Class B Common Stock.

     In addition, as discussed above under "Proposal One: Adoption of the Plan of Merger -- Tax Matters," FECI has agreed to indemnify St. Joe for tax liabilities in certain circumstances if the Distribution becomes subject to Federal tax (including under certain circumstances if FECI is acquired). Accordingly, the Amended Charter, the Amended By-laws and the proposed Rights Plan also help protect FECI and its shareholders from the significant potential liabilities resulting from the loss of the tax-free status of the Distribution.

     The overall impact of the Amended Charter, together with the Amended By-laws and the proposed Rights Plan, may be to deter attempts to gain control of FECI through control of the FECI Board, the use of shareholder action or amendment of FECI's Articles of Incorporation or By-laws. In addition to discouraging unsolicited takeover attempts which unfairly discriminate between holders of FECI common stock, these provisions may generally render more difficult or discourage attempts to assume control of FECI through a merger or tender offer which is not negotiated with the FECI Board. At the same time, these proposals may reduce the ability of shareholders to influence the governance of FECI (although they do not preclude proxy contests for election to the FECI Board). While it is possible for the proposed corporate governance amendments and the Rights Plan to be misused by FECI to resist reasonable takeover proposals which would be in the interests of all FECI shareholders, the FECI Board is aware of, and is committed to, its fiduciary obligations not to misuse such provisions.

   Increase in Authorized Capital Stock

     As described above, the increase in authorized capital stock provided for in the Amended Charter is designed to ensure that there remains a sufficient authorized number of shares of common stock and Preferred Stock after the Recapitalization for various corporate purposes. If the Amended Charter is adopted, the FECI Board would be able to issue such additional shares without further shareholder approval, except as may be required by applicable law or exchange rules. In addition, FECI shareholders have no statutory preemptive rights with respect to future issuances of FECI common stock or preferred stock. The FECI Board has no present agreement or arrangement, plan or understanding with respect to the issuance of any such additional shares, other than under its existing employee benefits plans. The increase in FECI's authorized capital will not have any immediate effect on the rights of existing FECI shareholders. To the extent that the additional authorized shares are issued in the future, however, they will decrease the then-existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the then-existing shareholders. Shares of FECI's authorized and unissued common stock could (within the limits imposed by applicable law and NYSE rules) be issued in one or more transactions that would make a change in control more difficult, and therefore less likely. The issuance of additional shares by FECI would, however, be limited by tax constraints relating to the Distribution. See "Proposal One: Adoption of the Plan of Merger -- Tax Matters."

   Authorization of "Blank Check" Preferred Stock

     The Amended Charter allows the FECI Board to issue at any time up to 20,000,000 shares of "blank check" Preferred Stock, which means that the Board may designate the rights and terms of such stock at any time, without further shareholder approval. The FECI Board believes that this ability to issue one or more series of Preferred Stock, which is a common financing tool used by many public companies, will provide flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs. In addition, the authorization of Preferred Stock provided for in the Amended Charter will be necessary for FECI to adopt the proposed Rights Plan. See "Description of the Transaction Documents - Rights Plan."

     Although the FECI Board has no present plans to issue any preferred stock, it could issue a series of preferred stock that could impede the completion of a merger, tender offer or other takeover attempt.

   Limitation on Voting Rights of Significant Holders of Class B Common Stock

     In order to reduce the ability of an unsolicited acquirer gaining control of the FECI Board solely by virtue of owning a large block of Class B Common Stock, the Class B Significant Holder Voting Limitation will limit such an acquirer's ability to freely vote its shares of Class B Common Stock with respect to the election or removal of FECI directors. The Class B Significant Holder Voting Limitation provides that if any Significant Holder beneficially owns 15% or more of the outstanding shares of Class B Common Stock, the Significant Holder will be entitled to vote, in its sole discretion, any shares of Class B Common Stock up to the Significant Holder's "Applicable Shares" (as described below). Any shares of Class B Common Stock in excess of the number of Applicable Shares (the "Excess Shares") may be voted by the Significant Holder only in accordance with the votes of all other shares of Class B Common Stock by other holders (or with respect to other holders who are Significant Holders, in accordance only with the votes of the Applicable Shares of the other Significant Holders) on a pro rata basis for each director candidate.

     A Significant Holder's "Applicable Shares" are the number of shares of Class B Common Stock equal to (1) the Significant Holder's "Economic Interest" (as described below), (2) divided by 0.80 and (3) multiplied by the total number of outstanding shares of Class B Common Stock rounded to the nearest whole number. The total number of outstanding shares of Class B Common Stock immediately upon consummation of the Distribution is expected to be 19,609,216 shares, based on St. Joe's ownership of FECI common stock as of the Record Date. Accordingly, the Applicable Shares of any Significant Holder as of the Distribution, expressed in terms of a formula, would be:


                                  Economic Interest
              Applicable Shares = ----------------- x 19,609,216
                                        {0.80}

     A Significant Holder's "Economic Interest" is equal to (1) the number of shares of Class B Common Stock beneficially owned by the Significant Holder and
(2) divided by the total number of shares outstanding of all classes of capital stock of FECI immediately upon consummation of the Distribution. The denominator is fixed as of the date of the Distribution for tax reasons relating to Section 355(e) of the Code. Because of the fixed denominator, even if FECI issues additional shares of Class A Common Stock in the future, a Significant Holder's Economic Interest for purposes of the above formula will not be diluted. The total number of shares outstanding of all classes of capital stock of FECI immediately upon consummation of the Distribution is expected to be 36,417,939 shares, based on the number of outstanding shares of FECI common stock as of the Record Date. Accordingly, the Economic Interest of any Significant Holder, expressed in terms of a formula, would be:

                    Shares of Class B Common Stock owned by Significant Holder Economic Interest = ----------------------------------------------------------
                                           36,417,939

Immediately upon consummation of the Distribution, the Charities are expected to become Significant Holders due to their expected ownership, in the aggregate, of approximately 60.8% of the outstanding shares of Class B Common Stock (approximately 11,922,404 shares). The Charities will therefore be restricted by the Class B Significant Holder Voting Limitation. Based on the formula described above, the Economic Interest evidenced by the shares of Class B Common Stock expected to be owned by the Charities will be as follows:

                                              11,922,404
               Charities' Economic Interest = ---------- = 0.3274
                                              36,417,939

Accordingly, the expected number of Applicable Shares that the Charities will be entitled to freely vote, as of the date of the Distribution, will be as follows:

                                        0.3274
         Charities' Applicable Shares = ------ x 19,609,216 = 8,025,072
                                         0.80


The remaining 3,897,332 shares expected to be owned by the Charities will be Excess Shares and will be treated as voted pro rata in accordance with the votes of all other holders of Class B Common Stock.

     The Class B Significant Holder Voting Limitation does not require any shareholder to vote, or limit any shareholder's right not to vote, any shares of Class B Common Stock. However, if any Significant Holder votes less than all of the shares of Class B Common Stock that it beneficially owns, a portion of the voted shares will be treated as having been voted as Applicable Shares and a portion of the voted shares will be treated as having voted as Excess Shares in the same ratio as the Significant Holder's total number of Applicable Shares to Excess Shares. For example, because the ratio of the Charities' expected Excess Shares (3,897,332) to the Charities' expected Applicable Shares (8,025,072) is approximately 1:2.06, if the Charities choose to vote less than all of their shares of Class B Common Stock, one share for every 2.06 shares voted will be treated as if it were an Excess Share (and will be voted pro rata in accordance with the votes of all other holders of Class B Common Stock).

     The purpose of the Class B Significant Holder Voting Limitation is to restrict the number of shares of Class B Common Stock that a Significant Holder may freely vote to the number of shares that would allow the Significant Holder to elect the number of directors on the FECI Board which is proportionate with the Economic Interest in FECI represented by the Significant Holder's shares of Class B Common Stock. The Class B Significant Holder Voting Limitation significantly reduces the ability of any Significant Holder of Class B Common Stock acquiring control of the FECI Board solely by virtue of owning shares of Class B Common Stock. However, if a Significant Holder acquires all of the issued and outstanding shares of Class B Common Stock, the Significant Holder would control the election of the eight Class B Directors notwithstanding the Class B Significant Holder Voting Limitation (because there would be no other holder of Class B Common Stock to vote against the Significant Holder).

   Removal of Directors for Cause

     The Amended Charter provides that directors may only be removed from office (other than at the expiration of their annual term) for "cause." However, under Florida law, a director may not be removed, even for cause, if the number of shareholders voting against his or her removal would have been sufficient to elect such director under cumulative voting. Only Class A shareholders may remove a Class A Director and only Class B shareholders may remove a Class B Director. This provision is designed to make it more difficult to remove incumbent directors (other than at the annual meeting of FECI shareholders) and may therefore discourage an attempt to obtain control of FECI through the removal of FECI's incumbent directors (other than at the annual meeting of FECI shareholders).

   Equal Consideration upon a Merger

     The Amended Charter provides that holders of Class A Common Stock and holders of Class B Common Stock will be entitled to equal consideration upon a merger or consolidation of FECI (except holders of each class of common stock may receive shares with the same voting attributes as those of the class of common stock they hold). This requirement is designed to impede takeover attempts which would unfairly discriminate between the holders of the two classes of FECI common stock.

   Vacancies to be Filled Only by Class

     The Amended Charter provides that any vacancy in the office of a Class A Director or Class B Director may be filled only by the vote of the majority of the remaining directors in the class in which the vacancy exists (or the sole remaining director in the class), unless there are no remaining directors in the class, in which case the vacancy will be filled by the vote of the majority of all remaining directors. All newly created directorships resulting from an increase in the authorized number of directors will be allocated between Class A Directors and Class B Directors such that at all times the number of directorships reserved for Class A Directors shall be 20% of the authorized number of directors and the remaining directorships are reserved for Class B Directors. This provision may preclude a third-party from removing incumbent directors and simultaneously gaining control of the FECI Board by filling the resulting vacancies with its own nominees.

   Advance Notice for Nomination of Director Candidates

     The Amended Charter requires shareholders to follow certain advance notice procedures to nominate individuals for election to the FECI Board in competition with the nominees recommended by the FECI Board. In general, notice of intent to nominate a director must be received by FECI between 60 and 180 days before the first anniversary of the date of FECI's notice of the previous year's annual meeting or the date of that annual meeting, and must contain certain information concerning the person to be nominated and the shareholder submitting the nomination. This provision is designed to provide the FECI Board with more time to respond to a competing nomination.

   Shareholder Meetings

     The Amended Charter provides that special shareholder meetings may only be called by (1) a majority of the directors, (2) the Chairman of the FECI Board or
(3) not less than 30% of all shareholder votes entitled to be cast on the issue for which the meeting is called (if for the election or removal of directors, taking into account the Class B Significant Holder Voting Limitation). The Amended Charter also requires shareholders to follow certain advance notice procedures to call a special meeting. The Existing By-laws, in contrast, provides that shareholder meetings may be called by the Chairman, the President, the Board of Directors, the Executive Committee, or the holders of not less than 10% of all of the outstanding shares entitled to vote at the meeting. These provisions are intended to make it more difficult for an unsolicited acquirer to control the actions of FECI through special shareholder meetings. In addition, they may limit the ability of a minority shareholder to call special meetings.

   Shareholder Action by Written Consent

     This provision explicitly prohibits any shareholder action by written consent. This provision prevents controlling shareholders from taking action without calling a formal meeting of shareholders. Because of the limitations contained in the Amended Charter on the ability of shareholders to call special meetings, this provision may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of FECI. See " - Shareholder Meetings."

   Amendment of By-laws

     The Amended Charter requires the affirmative vote of at least two-thirds of the FECI Board or at least two-thirds of all of the outstanding FECI capital stock (voting together as a single class) to amend the FECI By-laws. Together with the requirements for amending the Amended Charter, this provision makes it more difficult to change the existing rules and procedures of FECI, including the provisions which have the effect of delaying or preventing a change in control discussed in this section.

   Amendment of Articles of Incorporation

     The Amended Charter requires the approval of a majority of the FECI Board plus 75% of the votes entitled to elect directors (voting together as a single class) to amend the material provisions of the Amended Charter, except as follows. The following provisions do not require super-majority vote for amendment: Article I (name and address of FECI), Article II (corporate purpose of FECI), Article III (term of FECI), Article IV (registered office of FECI),
Article VI, Section 1 (amount of authorized capital stock) and Article VI,
Section 2(a) (dividends). This provision makes it difficult to change the provisions of the Amended Charter, other than provisions which, if amended, would not have the effect of increasing FECI's exposure to an unsolicited takeover.

   Other Amendments

     Indemnification. The Existing Charter states that FECI "shall indemnify any officer, director, or any former officer or director, to the full extent permitted by law." The Amended Charter adds detailed provisions which expand on the fundamental principle stated in the Existing Charter. The Amended Charter provides a non-exclusive, contractual right to indemnification for all directors and officers of FECI and those serving as directors, officers, employees or agents of another corporation at FECI's request. Such indemnification is granted to the fullest extent authorized by Florida law. The provision also includes the right to be paid all expenses incurred in defending an action in advance of final disposition. If any claims are not paid by FECI within 60 days of receipt of written notice by FECI (or within 20 days for expenses incurred in advance of final disposition), then the indemnitee may bring suit against FECI. If such indemnitee is successful in such suit, then he or she shall also be entitled to recover the costs of bringing such action against FECI. In any such action, FECI has the burden of proving that the indemnitee is not entitled to indemnification.

     Limitation of Liability. The Amended Charter provides that no director shall be personally liable to FECI or its shareholders for monetary damages, unless the director breached or failed to perform his or her duties as a director and the director's breach of, or failure to perform, those duties constitutes certain egregious conduct enumerated in Florida law. The Amended Charter provides explicit protection to FECI's directors from personal liability.

     Shareholder Proposals. The Amended Charter requires shareholders to follow certain advance notice procedures to conduct business at a shareholder meeting. This provision makes it more difficult to bring shareholder proposals and other business at a shareholder meeting and provides the FECI Board with more time to prepare and respond to such a proposal or other business.

     Future Recapitalization. The Amended Charter provides that the holders of a majority of the total outstanding common stock (voting together as a single class) can effect a further recapitalization of FECI so as to eliminate the two-class structure (including the special rights to Board representation). The effectiveness of this provision in the Amended Charter is expressly contingent on the receipt of an appropriate IRS ruling (which is being sought in connection with the Transactions). However, it is not a condition to the Transactions that this provision become effective. Moreover, even if the provision becomes effective after receipt of an IRS ruling, under the Distribution Agreement FECI may not implement such a future recapitalization without first obtaining an additional IRS ruling or an appropriate legal opinion from tax counsel. See "Description of the Transaction Documents - Distribution Agreement."

Description of the Amended By-laws

     The following description of FECI's Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, a copy of which is attached hereto as Appendix E. All shareholders are urged to read carefully the Amended By-Laws in their entirety.

     The Amended By-laws were adopted by the FECI Board at its October 26, 1999 meeting, and will become effective only upon the consummation of the Merger. Under the terms of FECI's existing By-laws, the directors of FECI have the power to amend the By-laws without shareholder approval. As a result, no shareholder approval was required to adopt the Amended By-laws. A description of the Amended By-laws is included in this Proxy Statement for informational purposes only.

     The Amended By-laws primarily contain (1) changes necessary to conform the By-laws to the Amended Charter and (2) expansions of the current By-laws to include typical provisions of widely held public companies. In particular, the Amended By-laws fix the number of directors at ten and eliminate provisions explicitly protecting transactions where there were director conflicts of interest.

     Shareholder Meetings

     This provision has been revised to conform the By-Laws to the Amended Charter by providing, among other things, that only those persons identified in the Amended Charter may call a special shareholder meeting. See "- Corporate Governance Amendments - Shareholder Meetings."

     Board of Directors

     The Amended By-laws fix the size of FECI's Board at ten members. This provision is consistent with the Amended Charter's requirements that FECI's Board consist of a whole number multiple of five members (subject to vacancies). Vacancies may be filled in accordance with the Amended Charter, which provides that vacancies may be filled only by the vote of majority of the remaining directors in the class in which the vacancy exists.

     Compensation of Board Members

     The compensation to be paid to non-employee members of FECI's Board will remain the same, except that the options to be granted to such members will apply to shares of Class A Common Stock. Upon first being elected to FECI's Board, a non-employee member will receive an option to purchase 2,000 shares of Class A Common Stock and upon re-election an option to purchase 1,000 shares of Class A Common Stock.

     Indemnification of officers and directors

     The indemnification provision related to FECI's officers and directors has been removed from the Amended Bylaws. Indemnification is now provided for in the Amended Charter. This provides greater protection to FECI's officers and directors by making it more difficult for unsolicited acquirers or others to change or eliminate the indemnification provision. See "- Corporate Governance Amendments - Other Amendments - Indemnification."

     Removal of Directors

     The provisions relating to the removal of directors with or without cause has been eliminated. Removal is only permitted in accordance with the Amended Charter, which provides for removal only for cause. See "- Corporate Governance Amendments - Removal of Directors for Cause."

     Amendment of By-Laws

     The provisions dealing with the revocation, alteration, amendment or repeal of the By-laws has been eliminated. The By-laws may only be amended in accordance with the Amended Charter. See "- Corporate Governance Amendments - Amendment of By-laws."

Comparison of Existing Charter and Existing By-laws with Amended Charter and Amended By-laws

     The following is a general description of provisions of FECI's Existing Charter and Existing By-laws compared to the same provisions as they will be amended pursuant to the terms of the Recapitalization. We encourage you to review the proposed Amended Charter attached to this document as Appendix D and Amended By-laws attached to this document as Appendix E.


                                                  FECI ARTICLES OF INCORPORATION AND BYLAWS
                                                  ------------------------------------------
                                                                                                            PURPOSE AND EFFECTS OF
                                 CURRENT PROVISION                   PROPOSED PROVISION                            AMENDMENT
                           ----------------------------   ------------------------------------ -------------------------------------
Authorized Capital Stock   50,000,000 shares:             170,000,000 shares:                  The amendments authorize two classes
                                                                                               of common stock to effect the
 Common Stock............. 50,000,000 shares of           - 50,000,000 shares of Class A       Recapitalization. Preferred stock is
                           common stock                   Common stock                         authorized to provide flexibility in
                                                                                               structuring possible future
                                                          - 100,000,000 shares of Class B      financings and acquisitions, and in
                                                          Common stock                         meeting other corporate needs
                                                                                               (including for the exercise of rights
                                                                                               under the Rights Plan).
 Preferred Stock.......... No preferred stock             - 20,000,000 shares of Preferred
                           authorized                     Stock, issuable in series

Voting Rights

 Election of Directors.... Each share of common           Holders of Class A common            The purpose of this amendment is to
                           stock is entitled to one vote  stock, voting as a separate class,   effect the Recapitalization.  The
                           in the election of directors   will (together with holders of       purpose of the Class B Significant
                           and all shares of common       voting Preferred Stock, if any) be   Holder Voting Limitation is to limit
                           stock vote together as a       entitled to elect 20% of the         A Significant Holder's ability to
                           single class.  Holders may     directors, and in no event less      acquire control of FECI through the
                           cumulate votes.                than one director.                   accumulation of Class B Common
                                                                                               Stock without the Significant Holder
                                                          Holders of Class B common            having a majority equity interest in
                                                          stock, voting as a separate class,   FECI through its shares of Class B
                                                          will be entitled to elect 80% of     Common Stock.
                                                          the directors, and in no event less
                                                          than four directors.

                                                          Cumulative voting applies within
                                                          each class.

                                                          After the Distribution, a
                                                          Significant Holder of Class B
                                                          Common Stock will be restricted
                                                          by the Class B Significant Holder
                                                          Voting Limitation.
 All Other Matters........ Each share of common           Each share of Class A Common         The effectiveness of the provision
                           stock is entitled to one vote  Stock and Class B Common             regarding future recapitalization is
                           in all other matters           Stock is entitled to one vote,       expressly contingent on the receipt
                           submitted to a vote of         voting together as a single class,   of the IRS Ruling.  It is not a
                           shareholders.                  in all other matters submitted to a  condition to the Transactions that
                                                          vote of shareholders (except as      this provision become effective.
                                                          otherwise required by law).

                                                          At any time, the holders of a
                                                          majority of the total outstanding

                                                                 35



                                                  FECI ARTICLES OF INCORPORATION AND BYLAWS
                                                  ------------------------------------------
                                                                                                       PURPOSE AND EFFECTS OF
                                 CURRENT PROVISION                 PROPOSED PROVISION                         AMENDMENT
                           ----------------------------   ------------------------------------ -------------------------------------
                                                          common stock, voting together as
                                                          a single class, can effect a further
                                                          recapitalization of FECI so as to
                                                          eliminate the dual class structure.

 Dividends................ At present, only one class     Holders of Class A Common            The purpose of this provision is to
                           of stock                       Stock and holders of Class B         ensure that the two classes of common
                                                          Common Stock are entitled to         stock represent equal economic
                                                          identical per share dividends.       interests on a per share basis in
                                                                                               FECI. This provision may have the
                                                                                               effect of discouraging takeover
                                                                                               attempts that unfairly discriminate
                                                                                               between holders of the two classes
                                                                                               of common stock.

 Mergers and Liquidations. At present, only one class     Holders of Class A Common            The purpose of this provision is to
                           of stock                       Stock and holders of Class B         ensure that the two classes of common
                                                          Common Stock are entitled to         stock represent equal economic
                                                          identical consideration upon a       interests on a per share basis in
                                                          merger or consolidation of FECI      FECI. This provision may have the
                                                          (except holders of each class of     effect of discouraging takeover
                                                          common stock may receive             attempts that unfairly discriminate
                                                          shares with the same voting          between holders of the two classes of
                                                          attributes as those of the class of  common stock.
                                                          common stock they hold).
                                                          Holders of both classes of
                                                          common stock participate equally
                                                          per share in any distribution to
                                                          shareholders upon the
                                                          liquidation, dissolution or
                                                          winding up of FECI.
Directors
 Number of Directors...... The FECI Board consists of     The FECI Board consists of not       This provision insures that the
                           not less than three directors, less than five directors and may     holders of that Class A Common Stock
                           with the exact number to be    only be increased by whole           (together with holders of voting
                           determined by the FECI         number multiples of five             Preferred Stock, if any) will always
                           Board.                         directors.  The Amended By-laws      have the right to elect one director
                                                          fix the number of directors at ten.  for every four directors elected by holders of Class B Common Stock.

 Removal of Directors..... The Existing By-laws           Directors may only be removed        The purpose of this provision is to
                           require a 90% shareholder      with cause.  However, a director     force an unsolicited acquirer to wait
                           vote to remove directors       may not be removed, even for         until the next annual meeting of
                           (cause is not required).       cause, if the number of              shareholders before making any
                                                          shareholders voting against his or   attempt to remove incumbent directors
                                                          her removal would have been          on the FECI Board.
                                                          sufficient to elect the director
                                                          under cumulative voting.  Only
                                                          holders of Class A Common
                                                          Stock may remove a Class A
                                                          Director and only holders of
                                                          Class B Common Stock may
                                                          remove a Class B Director.

 Nomination of Directors.. No advance notice              Shareholders must follow certain     The purpose of this provision is to

                                                                 36



                                                  FECI ARTICLES OF INCORPORATION AND BYLAWS
                                                  ------------------------------------------
                                                                                                            PURPOSE AND EFFECTS OF
                                 CURRENT PROVISION                   PROPOSED PROVISION                            AMENDMENT
                           ----------------------------   ------------------------------------ -------------------------------------
                           procedures to nominate         advance notice procedures to         provide the FECI Board with
                           directors.                     nominate directors.                  sufficient time to respond to a
                                                                                               competing nomination.
 Classification of Initial At present, there is no        Upon consummation of the
 Class A Director......... Class A Director.              Merger, Messrs. Anestis and
                                                          Henriques will be initially
                                                          designated as Class A Directors.
Shareholder Matters

 Shareholder Meetings..... Special shareholder            Special shareholder meetings         The purpose of this provision is to
                           meetings may only be           may only be called by (1) a          make it more difficult for an
                           called by (1) the Chairman,    majority of the directors, (2) the   unsolicited acquirer to control the
                           (2) the President, (3) the     Chairman of the FECI Board or        actions of FECI through special
                           FECI Board, (4) the            (3) not less than 30% of all         shareholder meetings.
                           executive committee of the     shareholder votes entitled to be
                           FECI Board or (5) holders      cast on the issue for which the
                           of not less than 10% of all    meeting is called.  Shareholders
                           outstanding shares entitled    are also required to follow certain
                           to vote at the meeting.        advance notice procedures.

 Written Consent.......... Shareholders may take          Shareholders may not take action     The purpose of this provision is to
                           action by written consent.     by written consent.                  prevent controlling shareholders from
                                                                                               taking shareholder action without
                                                                                               calling a formal meeting of
                                                                                               shareholders.

Amendment of By-laws...... Requirements to amend By-      Requires a vote of at least two-     Since it is more difficult to amend
                           laws are contained in the      thirds of the FECI Board or at       the Amended Charter than it is to
                           By-laws.  The By-laws          least two-thirds of all of the       amend the Amended By-laws, moving the
                           require a vote of at least     outstanding capital stock voting     By-laws amendment provision to the
                           two-thirds of the FECI         together as a single class.          Amended Charter makes it more
                           Board present and voting at                                         difficult to change this provision,
                           any regular or special                                              and consequently more difficult to
                           meeting.  Under Florida                                             amend the Amended By-laws.
                           law, at least a majority of
                           all of the outstanding
                           capital stock may amend
                           the By-laws.

Amendment of Articles of
Incorporation..............Requires vote of two-thirds    Requires approval by a majority      This provision makes it more
                           of the shares outstanding to   of the directors plus 75% of the     difficult to change certain
                           amend the Articles of          votes entitled to elect directors    provisions of the Amended Charter.
                           Incorporation.                 (voting together as a single class)
                                                          to amend the Amended charter
                                                          (other than certain provisions
                                                          which, if amended, would not
                                                          have the effect of increasing
                                                          FECI's exposure to an
                                                          unsolicited takeover).


                                       37



                                                  FECI ARTICLES OF INCORPORATION AND BYLAWS
                                                  ------------------------------------------
                                                                                                       PURPOSE AND EFFECTS OF
                                 CURRENT PROVISION                 PROPOSED PROVISION                        AMENDMENT
                           ----------------------------   ------------------------------------ -------------------------------------
Indemnification of
Directors and Officers.....Current and former             FECI will indemnify its directors,   The Amended Charter adds detailed
                           directors and officers will    officers, employees and agents       provisions to build upon the
                           be indemnified by FECI "to     and reimburse all expenses           fundamental principle stated in the
                           the full extent permitted by   incurred by an indemnitee in         Existing Charter.
                           law."                          defending an action in advance of
                                                          final disposition.
Limitation of Director
Liability..................At present, there is no        A director shall not be personally   This provision provides directors
                           explicit protection against    liable to FECI or its shareholders   with more protection from personal
                           personal liability for         for monetary damages, unless the     liability than that which exists
                           directors other than the       director breached its fiduciary      under the Existing Charter.
                           general principle regarding    duty and such breach constitutes
                           indemnification described      egregious conduct enumerated
                           above.                         under Florida law.

Shareholder Proposals......At present, there are no       Shareholders are required to         This provision is intended to
                           specific advance notice        follow certain advance notice        establish procedures for processing
                           requirements for               procedures to conduct business at    shareholder proposals, which provides
                           shareholder proposals.         a shareholder meeting.               the FECI Board with more time to
                                                                                               prepare for and respond to such
                                                                                               proposals.

Certain Provisions of the Florida Business Corporation Act

     Control-Share Acquisitions

     FECI is subject to the FBCA which contains provisions eliminating the voting rights of "control shares," which are defined as shares which give any person, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, 20% or more of the outstanding voting power of an "issuing public corporation." Pursuant to the FBCA, FECI will be an issuing public corporation prior to the Recapitalization.

     The FBCA provides that, notwithstanding the general rule described above, the voting rights of control shares are not to be eliminated if the articles of incorporation or the bylaws of the issuing public corporation prior to the acquisition provide that the control-share provisions of the statute do not apply. None of the Existing Charter, the Existing By-laws, the Amended Charter or the Amended By-laws include such a provision. In addition, the FBCA provides that voting rights are not to be eliminated if the acquisition of the control shares has been approved by the issuing public corporation's board of directors or pursuant to a merger. Accordingly, the voting limitations imposed by the control- share acquisition provisions of the FBCA will not limit the voting rights of the shares of Class B Common Stock to be received by the duPont Trust in the Distribution because the issuance of such shares has been approved by FECI's Board and will be pursuant to a merger.

     Affiliated Transactions

     The FBCA also restricts "affiliated transactions" (mergers, consolidations, transfers of assets and other transactions) between "interested shareholders" (the beneficial owners of 10% or more of a Florida corporation's outstanding shares) and the Florida corporation or any of its subsidiaries. Affiliated transactions must be approved by two-thirds of the voting shares not beneficially owned by the interested shareholder or by a majority of the corporation's "disinterested" directors. The statutory restrictions do not apply in certain circumstances.

     At the time of the Merger, Merger Sub will own approximately 53.8% of FECI's outstanding shares of common stock and therefore will be considered an "interested shareholder" under the affiliated transactions provision of the FBCA. However, because the Merger has been unanimously approved by the Special Committee, which is composed entirely of FECI's independent directors, the affiliated transactions provision of the FBCA will not apply to the Merger.

Recommendation of the FECI Board

THE FECI BOARD, INCLUDING THE SPECIAL COMMITTEE, HAS GIVEN FULL CONSIDERATION TO THE AMENDED CHARTER AND HAS DETERMINED THAT IT IS ADVISABLE AND IN THE BEST INTERESTS OF FECI AND ITS SHAREHOLDERS, INCLUDING THE FECI SHAREHOLDERS OTHER THAN ST JOE. THE FECI BOARD, INCLUDING THE SPECIAL COMMITTEE ACTING UNANIMOUSLY, HAS APPROVED THE AMENDED CHARTER AND RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AMENDED CHARTER.

Required Vote

     The shareholders of FECI are being asked to adopt the Amended Charter at the Special Meeting. In accordance with the existing Articles of Incorporation of FECI, approval of the Amended Charter requires the affirmative vote of two-thirds of the outstanding shares of FECI common stock. As of the Record Date, St. Joe owned approximately 53.8% of FECI's outstanding common stock and has agreed to vote such shares in favor of adoption of the Amended Charter and Nemours owned approximately 4.9% of FECI's outstanding common stock and is likewise expected to vote in favor of such adoption. In addition, although not required by law or the existing Articles of Incorporation, the FECI Board and St. Joe have agreed to condition the Recapitalization on approval of the Amended Charter by holders of a majority of the shares of FECI common stock other than the shares held by St. Joe or its affiliates (including the Charities). Together with the expected approval of St. Joe and its affiliates, the approval of a majority of the remaining shareholders will also satisfy the requirements of the Existing Charter. However, unless the Plan of Merger is adopted by the holders of FECI common stock as described under "Proposal One: Adoption of the Plan of Merger -- Required Vote", the Amended Charter will not be implemented by FECI.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

Distribution Agreement

     The following description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, a copy of which is attached hereto as Appendix A. All shareholders are urged to read carefully the Distribution Agreement in its entirety.

   The Recapitalization

     The Distribution Agreement obligates FECI, subject to the conditions described below, to effect the Recapitalization. As of the Record Date, all 19,609,216 shares of FECI common stock owned by St. Joe were held indirectly through St. Joe Capital II, Inc. Corporation, a Delaware corporation and wholly owned subsidiary of St. Joe ("Delaware Sub"). Prior to the Merger, St. Joe will cause Delaware Sub to merge with and into St. Joe with St. Joe as the surviving corporation. In addition, prior to the Merger, St. Joe will incorporate Merger Sub as a direct wholly owned Florida subsidiary of St. Joe. St. Joe will then contribute all of its shares of FECI common stock to Merger Sub prior to the Merger. The Recapitalization will then be accomplished through the Merger in accordance with the terms of the Plan of Merger. See " -- Plan of Merger."

   The Distribution

     The Distribution Agreement obligates St. Joe, subject to the conditions described below, to effect the Distribution. The Board of Directors of St. Joe will declare the Distribution on a date following the satisfaction or waiver of all conditions to the Distribution (the "Declaration Date"). St. Joe will appoint a distribution agent to effect the Distribution (the "Distribution Agent") and will cause the Distribution Agent to distribute, on or as soon as practicable following the Declaration Date (the "Distribution Date"), on a pro-rata basis to the holders of record of St. Joe common stock on the record date for the Distribution, all the shares of Class B Common Stock held by St. Joe on the Distribution Date. The Distribution Agent will aggregate and sell all fractional shares and distribute a pro rata portion of the net proceeds from such sales to each shareholder of St. Joe who would otherwise have received a fractional share.

   Conditions to the Recapitalization and Distribution

     The respective obligations of each of FECI and St. Joe to effect the Recapitalization and the Distribution, are subject to the satisfaction or waiver of a number of conditions, including those described below. Each of the conditions are for the sole benefit of the relevant party and do not give rise to or create any duty on the part of either party to waive or not waive any such condition.

     Mutual Conditions. The Distribution Agreement provides that the obligations of FECI and St. Joe to consummate the Recapitalization and the Distribution are subject to the satisfaction or waiver of the following mutual conditions:

     o Any approvals and consents of any governmental authority necessary to consummate the Distribution, Recapitalization and the other transactions contemplated by the Distribution Agreement shall have been obtained and shall be in full force and effect and any waiting periods required by any governmental authority shall have expired or been terminated;

     o No actions or suits by any governmental authority or third party against either FECI or St. Joe shall be pending with respect to, and FECI and St. Joe shall not be subject to any injunctions, judgments, decrees or orders which enjoin or rescind, the Transactions or otherwise prevent them from complying with the terms of the Transaction Documents (which, in the case of any pending action or suit, raise substantial issues of law or fact, and have, in the judgment of the party not invoking this condition, a reasonable probability of success), and no other event outside the control of the relevant party shall have occurred or failed to occur that prevents the consummation of the Transactions;

     o The Transactions shall be in compliance with applicable federal and state securities and other applicable laws;

     o The Recapitalization shall have been approved by a majority of the outstanding shares of FECI common stock not beneficially owned by St. Joe or any affiliate of St. Joe;

     o The Class B Common Stock shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and

     o The Master Agreement and each of the related Real Estate Agreements shall be in full force and effect and there shall not be any default of any of their material terms.

     Additional FECI Conditions. FECI's obligation to consummate the Recapitalization is subject to the satisfaction or waiver of the following additional conditions:

     o The IRS Ruling shall have been received by St. Joe and shall not (1) have imposed material restrictions on FECI that would not have been reasonably anticipated by FECI at the time of the Ruling Request and such ruling shall not have been revoked, and (2) have been conditioned on material modification of the Distribution Agreement, the Shareholders Agreement, the Amended Charter or the proposed Rights Plan, which adversely affects the substantive benefits to FECI and its shareholders under such documents taken as a whole;

     o The Shareholders Agreement shall have been executed and delivered and in full force and effect;

     o The Rights Plan having substantially the same terms as that attached to the Distribution Agreement shall have been approved and shall be in effect;

     o The Recapitalization shall have been approved by the number of outstanding shares of FECI common stock as required under applicable Florida law;

     o St. Joe shall have received any consents required under any agreements or arrangements with third parties required by reason of the execution of the Distribution Agreement or the consummation of the Transactions;

     o Each of St. Joe's representations and warranties set forth in the Distribution Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Declaration Date and St. Joe shall have complied in all material respects with all of its obligations under the Distribution Agreement; and

     o All conditions to St. Joe's obligations to consummate the Distribution shall have been satisfied and no circumstances shall exist that may prevent the declaration of the Distribution concurrently with the consummation of the Recapitalization.

     Additional St. Joe Conditions. St. Joe's obligation to consummate the Distribution is subject to the satisfaction or waiver of the following additional conditions:

     o (1) The IRS Ruling shall have been received from the IRS in form and substance reasonably satisfactory to St. Joe providing that, among other things, the Transactions will qualify as tax-free transactions for federal income tax purposes under Sections 354 and 355 of the Code and the IRS Ruling shall continue in effect; and (2) St. Joe and FECI shall have complied with all provisions, statements or representations set forth in the IRS Ruling, the request for any supplemental IRS Ruling, if St. Joe has determined to seek a supplemental IRS Ruling in accordance with the Distribution Agreement, and, if granted prior to such time, such supplemental IRS Ruling, in each case, that are required to be complied with prior to the Distribution;

     o An Indemnity Agreement in the form attached as an exhibit to the Distribution Agreement among St. Joe and the Charities (relating to, among other things, the allocation of potential tax liabilities arising from the Distribution) shall have been executed and delivered;

     o St. Joe shall have received the consents of senior FECI employees that the Transactions will not trigger any change-in-control benefits under their employment agreements and related equity grants;

     o A Form 8-A or other appropriate form of registration statement relating to the Class B Common Stock shall have been filed with the Securities and Exchange Commission (the "Commission");

     o FECI shall have received any consents required under any agreements or arrangements with third parties by reason of the execution of the Distribution Agreement or the consummation of the Transactions.

     o Each of FECI's representations and warranties set forth in the Distribution Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Declaration Date and FECI shall have complied in all material respects with all of its obligations under the Distribution Agreement; and

     o All conditions to FECI's obligations to consummate the Recapitalization shall have been satisfied and no circumstances shall exist that may prevent the consummation of the Recapitalization concurrently with the declaration of the Distribution.

     Representations and Warranties

     Each of the parties has made customary representations and warranties.

     Covenants

     Pursuant to the Distribution Agreement, FECI and St. Joe have agreed to typical covenants (e.g. regarding access to information, confidentiality, each party's obligation to use reasonable efforts to consummate the transaction and fulfill other covenants). In addition, FECI specifically agreed:

     o to prepare and file with the Commission this Proxy Statement and call the Special Meeting as soon as reasonably practicable;

     o to use all reasonable efforts to list the Class B Common Stock on the NYSE;

     o to prepare and file the form 8-A and use all reasonable efforts to cause it to become effective;

     o to use all reasonable efforts to obtain the required consents to the transactions from senior employees of FECI; and

     o to use its best efforts to adopt the Rights Plan (provided that the FECI Board shall not be required to adopt the Rights Plan if it determines in good faith, based upon the advice of outside counsel, that the adoption of such plan would not comply with its fiduciary duties).

     In addition, St. Joe agreed, as a FECI shareholder, to vote to approve the Plan of Merger and the Amended Charter at the Special Meeting.

     Standstill Agreement. In addition to the agreements described above, each of FECI and St. Joe has agreed not to solicit, initiate, encourage or continue any negotiations with any third party with respect to a competing transaction. Either party may, however, respond to unsolicited inquiries or proposals by indicating that it is bound by this provision. Nevertheless, either party may negotiate with a third party if, in the good faith opinion of its Board of Directors (based on the advice of outside counsel), it must do so to comply with its fiduciary duties under applicable law (and, in the case of St. Joe, the third-party proposal must contemplate equivalent consideration for all shares of FECI common stock).

     Indemnification and Other Agreements

     In addition to the agreements described above, the Distribution Agreement contains other agreements of FECI and St. Joe as outlined below:

     Indemnification Against Certain Liabilities.

          Mutual Indemnification: Each of FECI and St. Joe has agreed to indemnify the other party (including their respective directors, officers and employees) generally for liabilities the other party incurs related to (1) the indemnifying party's operation of its business and ownership of its assets (whether arising before or after the Distribution) and (2) breaches of FECI's or St. Joe's, as the case may be, respective representations, warranties, covenants and agreements under the Distribution Agreement. The Distribution Agreement provides for customary indemnification procedures.

          Indemnification by FECI: In addition to the mutual indemnification, FECI indemnifies St. Joe for the liabilities listed below:

          o Liabilities of St. Joe as a "controlling person" with respect to this Proxy Statement and any other previous or future SEC filing by FECI;

          o Failure by FECI to comply with any representation made by it in connection with the IRS Ruling Request;

          o Any taxes imposed by reason of any action or inaction of FECI, its affiliates or shareholders which causes the Distribution to fail to qualify as a tax-free transaction (including actions affecting the relative voting rights of the separate classes of FECI stock and any acquisition of stock or assets of FECI or of any of its affiliates); and

          o Any taxes imposed by reason of a withdrawal of the IRS Ruling due to a breach by FECI (or any FECI affiliate) of any provision of the Distribution Agreement.

          Indemnification by St. Joe: In addition to the mutual indemnification, St. Joe indemnifies FECI for the liabilities listed below:

          o Any breach by St. Joe of any fiduciary duty under applicable law as a controlling shareholder of FECI;

          o     Any taxes resulting from the Recapitalization; and

          o Any liability arising from the failure by St. Joe to comply with its representations made to the IRS in connection with the IRS Ruling Request.

          Limitation on Indemnity: The indemnification provisions contained in the Distribution Agreement are not applicable with respect to any FECI or St. Joe liability for which there exists (or will exist) a separate indemnity arrangement under any Real Estate Agreement. Accordingly, any special indemnities contained in any Real Estate Agreement will still be enforceable.

     FECI Tax Covenants. FECI agrees (with respect to itself and its affiliates):

          o to comply with and otherwise not to take or fail to take any action inconsistent with any statement in the IRS Ruling; and

          o not to take or fail to take any action after the Distribution that could (1) prevent the Distribution from qualifying as a tax-free transaction, or (2) have a material adverse impact on the known tax consequences of the Distribution to St. Joe.

         Unless FECI obtains an appropriate opinion of tax counsel or an IRS ruling that such action will not cause the Distribution to lose its tax-free status, FECI agrees (whether or not two years have expired):

         o not to change its Articles of Incorporation or By-laws (other than the Amended Charter and the Amended By-laws) regarding
                  (1) the composition or size of its Board of Directors, (2) the manner in which its Board is elected and (3) the duties and responsibilities of its Board; and

         o not to amend its Articles of Incorporation (other than the Amended Charter) or take any other action that will provide for (1) the conversion of any class of stock into a different class of stock, (2) a change in the voting rights of any class of stock, or (3) any action having a similar effect to (1) and
                  (2) above.

         For the two-year period following the Distribution, FECI has agreed to:

         o continue to conduct the "active trade or business" required in order to receive the IRS Ruling. In addition, unless FECI obtains an appropriate tax opinion or an IRS ruling, it may not (1) liquidate or dispose of its active trade or business or (2) dispose of any business or assets in a manner inconsistent with the business purposes for the distribution set forth in the IRS Ruling request; and

         o conduct the active trade or business (referred to above) primarily through officers and employees of FECI and its subsidiaries who are not also officers or employees of St. Joe or its affiliates.

     Unless FECI obtains an appropriate tax opinion or IRS ruling, for the two-year period following the Distribution it will not:

         o (1) voluntarily dissolve or liquidate, or otherwise discontinue the conduct of any portion of its active trade or business if such action would cause a dissolution or liquidation of FECI and (2) except in the ordinary course of business, dispose of more than 60% of its gross assets or 60% of the consolidated business assets of it and its subsidiaries;

         o buy back its stock unless the buyback is motivated by a corporate business purpose, the stock repurchased is widely held, the acquisition is made on the open market and less than 20% of FECI's stock is repurchased;

         o issue any non-voting stock or issue any stock (other than in employee related issuances in the ordinary course of business) if as a result of such stock issuances the number of shares of Class B Common Stock distributed to St. Joe's shareholders will constitute less than 80% of the voting power of all FECI voting stock;

         o buy back stock if such buyback would cause the shares of Class B Common Stock to constitute less than 80% of the total combined voting power of all outstanding voting stock of FECI; or

         o enter into any acquisition transaction or permit any acquisition transaction to occur, in either case involving the acquisition of more than 5% of its stock pursuant to either
                  (1) a redemption of rights under a stockholders rights plan,
                  (2) a determination that a tender offer for the stock of FECI is a "permitted offer" under a rights plan or (3) the approval of any transaction involving the acquisition of another corporation or business by FECI or the acquisition by another person of FECI.

   Termination

     Prior to the filing of the Articles of Merger, the Distribution Agreement may be terminated:

         o         by St. Joe and FECI by mutual consent.

         o upon 15 days' written notice to the other party, if the other party is materially in breach of, or has materially failed to comply with, any of its representations, warranties, covenants or agreements in the Distribution Agreement or in the Plan of Merger and such breach or failure to comply would materially impair the benefits to be derived from the Transactions, unless such breach or failure to comply is cured within 15 days of the notice.

         o by FECI, if, following the receipt of an Acquisition Proposal (as defined in the Distribution Agreement), the FECI Board in good faith determines, based upon the advice of its outside counsel, that it must terminate the Distribution Agreement in order to comply with its fiduciary duties under applicable law.

         o by St. Joe if, following receipt of a proposal for a competing transaction which contemplates a transaction in which all shares of FECI common stock are to receive equivalent consideration, the Board of Directors of St. Joe in good faith determines, based upon advice of its outside counsel, that it must terminate the Distribution Agreement in order to comply with its fiduciary duties under applicable law.

         o by St. Joe if the FECI Board shall or shall resolve to (1) not recommend, or withdraw its approval of recommendation of, the Recapitalization, the Plan of Merger, the Distribution Agreement or any of the transactions contemplated thereby, (2) modify any such approval or recommendation in a manner adverse to St. Joe or (3) approve, recommend or enter into an agreement for any proposal for a competing transaction.

         o by FECI if St. Joe shall or shall resolve to (1) not vote in favor of the Distribution Agreement and the Transactions or
                  (2) approve, recommend or enter into an agreement for any proposal for a competing transaction.)

         o by St. Joe if St. Joe in good faith believes that the IRS Ruling in form and content substantially identical to the rulings requested in the request for the IRS Ruling submitted to the IRS will not be forthcoming prior to the date of declaration of the Distribution or, in the case of any supplemental IRS Ruling that is requested prior to the date of declaration of the Distribution and that is necessary to clarify that material adverse consequences would not attach to St. Joe or its affiliates as a result of the Distribution, that such supplemental IRS Ruling in form and content substantially identical to the rulings requested in the request for the supplemental IRS Ruling submitted to the IRS will not be forthcoming prior to the date of declaration of the Distribution.

         o by St. Joe or FECI if the Recapitalization is not consummated by August 1, 2000.

Plan of Merger

     The following description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the Plan of Merger, a copy of which is attached hereto as Appendix B. All shareholders are urged to read carefully the Plan of Merger in its entirety.

     In accordance with the Distribution Agreement, FECI, St. Joe and Merger Sub will enter into the Plan of Merger pursuant to which the Recapitalization will be implemented. The Distribution Agreement provides that prior to the consummation of the Recapitalization, St. Joe will (1) merge its subsidiary currently holding all of St. Joe's FECI shares with and into St. Joe with St. Joe as the surviving corporation, (2) incorporate Merger Sub as a direct wholly-owned Florida subsidiary of St. Joe and (3) contribute all of its shares of FECI common stock (the "Contributed Shares") to Merger Sub. Effective upon the filing of the Plan of Merger with the Department of State of the State of Florida (the "Effective Time"), Merger Sub will be merged with and into FECI, its separate corporate existence will cease and FECI will be the surviving corporation. All of the shares of Merger Sub common stock outstanding immediately prior to the Effective Time will be converted into fully paid and non-assessable shares of FECI's Class B Common Stock; each of the Contributed Shares will automatically be canceled and will cease to exist; and each other share of FECI common stock (including shares of FECI common stock held in the treasury of FECI) other than the Contributed Shares will be converted into one share of Class A Common Stock. As a result of the Merger, St. Joe will own 19,609,216 shares of Class B Common Stock, all of which shares will be distributed by St. Joe to its common shareholders as promptly as practicable following the Merger. Each other shareholder of FECI will own the same number of shares of Class A Common Stock as the number of shares of FECI common stock such shareholder owned prior to the Recapitalization.

     The Amended Charter and the Amended By-laws will be attached as exhibits to the Plan of Merger and will become effective at the Effective Time.

Shareholders Agreement

     The following description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Shareholders Agreement, a copy of which is attached hereto as Appendix C. The Shareholders Agreement does not require shareholder approval. A description of the Shareholders Agreement is included in this Proxy Statement for informational purposes only.

     General. The Shareholders Agreement provides for restrictions on transfers or purchases by the Charities of FECI stock, restrictions on purchases by the Charities of St. Joe stock, demand and "piggyback" registration rights for the Charities and the Charities' obligation to support the proposed Rights Plan. It is a condition to FECI's obligation to consummate the Recapitalization that the Shareholders Agreement remain in full force and effect. The Shareholders Agreement may only be amended with the consent of a majority of the independent directors of FECI and each of the Charities.

     Restrictions on Transfer. The restrictions on transfers by the Charities contained in the Shareholders Agreement are designed primarily to prevent the Charities from taking certain actions which, when combined with other actions which may be taken by FECI in the future, would cause the Distribution not to be tax free. See "Proposal One: Adoption of the Plan of Merger - Tax Matters."

     The transfer restrictions applicable to the Charities are as follows:

     o Neither Charity may sell any shares of Class A Common Stock or Class B Common Stock for the 6 months following the Distribution.

     o After 6 months and until the second anniversary of the Distribution, the Charities are limited to sales, in the aggregate, of up to 10% of all outstanding common stock of FECI (Class A Common Stock and Class B Common Stock) measured as of the date of the Distribution. In order to sell more than the 10% threshold, the Charities must obtain an appropriate IRS ruling or tax opinion of counsel that the sale would not be taken into account for purposes of applicable Internal Revenue Code restrictions.

     Restrictions on Purchase. The Shareholders Agreement also contains provisions restricting the ability of the Charities to purchase additional shares of capital stock of FECI or St. Joe. These provisions are as follows:

    o For the three years following the Distribution, neither Charity (nor any of their respective affiliates) may acquire any additional common stock of FECI (Class A Common Stock or Class B Common Stock) or join any group with respect to voting any securities of FECI. However, if FECI issues more shares of Class B Common Stock in the future, the Charities may acquire additional shares of Class B Common Stock solely to maintain their ownership percentage in the outstanding shares of Class B Common Stock at such time. As a result of this provision, other than due to any reduction in the outstanding share capital of FECI (e.g. as a result of any stock redemption by FECI), the ownership percentage held by the Charities of the outstanding Class A Common Stock and the outstanding Class B Common Stock should not increase for at least the three years following the Distribution.

     o Until the Distribution, neither Charity (nor any of their respective affiliates) may acquire any shares of capital stock of St. Joe. This provision ensures that, other than as a result of any reduction in the outstanding share capital of St. Joe (e.g. as a result of stock redemptions by St. Joe), the Charities will own on the date of the Distribution no higher of a percentage of St. Joe capital stock than currently owned by the Charities. Accordingly, other than as a result of a reduction in the outstanding share capital of St. Joe prior to the Distribution, the Charities will receive in the Distribution no higher of a percentage of the outstanding Class B Common Stock than their current percentage ownership of St. Joe capital stock (approximately 60.8% as of the Record Date).

     Registration Rights. In addition to the restrictions on transfer described above (see "- Restrictions on Transfer"), because the Charities will be affiliates of FECI after the Distribution, they will be subject to securities laws limitations on their ability to sell shares of Class A Common Stock or Class B Common Stock. Accordingly, FECI has granted the Charities three "demand" registration rights (in the aggregate) and unlimited incidental or "piggyback" registration rights with respect to FECI common stock. The registration rights granted to the Charities are applicable only with respect to shares of Class A Common Stock or Class B Common Stock owned by the Charities at the time of the Distribution.

     With respect to any exercise of registration rights by either Charity, FECI will be required to pay all related registration expenses. With respect to any exercise of demand registration rights only, the Charity exercising the demand will also have the right to select the managing underwriter, if any, who must be reasonably satisfactory to FECI. FECI and the Charities (on a several and not joint basis) indemnify each other with respect to liabilities arising out of any related registration. The Charities may only assign their registration rights to a person acquiring at least 4 million shares of Class B Common Stock.

     Rights Plan. The Charities each agree to support and to use their best efforts to cause their respective representatives on the FECI Board, subject to the fiduciary duties of such representatives, to vote in favor of the proposed Rights Plan. See "- Rights Plan."

Rights Plan

     General. Pursuant to the Distribution Agreement, it is a condition to the obligation of FECI to consummate the Recapitalization that the FECI Board adopt the Rights Plan substantially in accordance with the terms described below. Pursuant to the Shareholders Agreement, the Charities agree to use their best efforts to support and cause their representatives on the FECI Board, subject to the fiduciary duties of such representatives, to support and vote in favor of the adoption of the Rights Plan. While the FECI Board intends, subject to its fiduciary duties, to adopt the Rights Plan, the proposed Rights Plan cannot become effective without the approval of the Amended Charter because the proposed Rights Plan contemplates the authorization of Preferred Stock and Class B Common Stock. If adopted, the proposed Rights Plan will become effective only upon the consummation of the Recapitalization. The proposed Rights Plan will improve the ability of the FECI Board to protect and advance the interests of FECI and its shareholders in the event of an unsolicited proposal to acquire a significant interest in FECI. In particular, the proposed Rights Plan is designed primarily to discourage the unsolicited acquisition of control of FECI through only the purchase of shares of Class B Common Stock. If adopted, it will also discourage the unsolicited acquisition of a substantial amount of Class A Common Stock. Specific shareholder approval of the Rights Plan, however, is not required. A description of the proposed Rights Plan is included in this Proxy Statement for informational purposes only.

     Rights. The proposed Rights Plan is expected to provide that a right (a "Right") to purchase 1/100 of a share of Preferred Stock of FECI (to be newly designated) will be issued by FECI to holders of FECI's outstanding common stock in the form of a dividend of one Right for each share of common stock (irrespective of class). The Rights also will be attached to all future issuances of common stock until the Rights Distribution Date (as defined below). Rights become exercisable on the date (the "Rights Distribution Date") that is the earlier of: (1) the tenth business day following the public announcement that a person or group (an "Acquiring Person") has acquired beneficial ownership of at least either of the "Threshold Amounts" (as defined below) of FECI common stock or (2) the tenth business day following the commencement of a tender offer or exchange offer by any person which would result in such person owning at least either of the Threshold Amounts. Nevertheless, a person will not be deemed to be an Acquiring Person with respect to any "Qualified Offer." See "- Qualified Offer."

     The Threshold Amounts will be specified percentages of the outstanding shares of Class B Common Stock and of the total outstanding shares of Class A Common Stock and Class B Common Stock. The two percentages will be fixed above the percentages of FECI Common Stock expected to be beneficially owned by the Charities (in the aggregate) on the date of the Distribution (but no higher than 62% and 39%, respectively). Because the Charities are restricted by the Shareholders Agreement from purchasing additional shares of St. Joe capital stock until after the Distribution, the expected beneficial holdings of the Charities of FECI common stock upon the Distribution is expected not to be higher than the maximum Threshold Amounts. See "- Shareholders Agreement - Restrictions on Purchase." Accordingly, Rights are not expected to become exercisable as a result of the Charities' holdings immediately after the Distribution.

     Redemption of Rights. Rights will be redeemable at a price of $.01 per Right, by the affirmative vote of at least 80% of the FECI Board or two-thirds of the holders of all outstanding shares of FECI common stock (with holders of Class A Common Stock and Class B Common Stock voting together as a single class), at any time prior to the time a person becomes an Acquiring Person.

     Flip-In. Except pursuant to a Qualified Offer, in the event that any person becomes an Acquiring Person, each holder of a Right (other than Rights held by the Acquiring Person, which will thereupon become void) will thereafter have the right to receive, at the then-current exercise price, that number of shares of Class B Common Stock having a market value on that date of two times the exercise price of the Right (the "flip-in right"). If the flip-in right is exercised, the Acquiring Person's voting and economic interest in FECI would be dramatically diluted by the issuance by FECI of large numbers of shares of Class B Common Stock to its current shareholders other than the Acquiring Person at a reduced price.

     Flip-Over. Except with respect to a person who acquires shares of FECI common stock pursuant to a Qualified Offer (and where the proposed business combination offers per share consideration in a form identical to and at a price no less than that paid in the Qualified Offer), if after any person becomes an Acquiring Person FECI is involved in a merger or other business combination where FECI is not the surviving corporation or where its common stock is exchanged for other securities or assets, each holder of a Right will thereafter have the right to receive (upon exercise of the Right), at the then-current exercise price, that number of shares of common stock of the other party to such transaction having a market value on that date of two times the exercise price of the Right (the "flip-over right"). If the flip-over right is exercised, the voting and economic interest of all shareholders of such other party would be dramatically diluted by the issuance by such party of large numbers of shares of common stock of the other party to the FECI shareholders other than the Acquiring Person at a reduced price.

     Qualified Offer. A "Qualified Offer" will be any public tender offer or exchange offer to purchase all, but not less than all, of the outstanding shares of FECI common stock in which all holders of FECI common stock, irrespective of the class of their stock, are offered the identical per share consideration. Accordingly, the proposed Rights Plan will not discourage unsolicited takeover proposals for FECI which treat all holders of Class A Common Stock and Class B Common Stock equally.

     Stock Redemptions by FECI. The proposed Rights Plan will not be triggered by a shareholder's ownership increasing above either of the Threshold Amounts exclusively due to a stock redemption or repurchase by FECI. In addition, if the affected shareholder is either of the Charities, the affected Charity will be able to transfer its holdings of FECI common stock to a third-party without the third-party triggering rights under the Rights Plan exclusively as a result of the stock redemption or repurchase by FECI, to the extent such transferee would not end up holding more than the maximum specified percentages of FECI permitted under the Rights Plan prior to the redemption.

     Amendment of Rights Plan. For so long as the Rights are redeemable, the proposed Rights Plan may be amended only upon the affirmative vote of at least 80% of the FECI Board or two-thirds of the holders of all outstanding shares of FECI common stock (with holders of Class A Common Stock and Class B Common Stock voting together as a single class). Once the Rights are no longer redeemable, the proposed Rights Plan may be amended only upon the affirmative vote of at least 80% of the FECI Board and only in a manner that would not adversely affect the holders of Rights (other than an Acquiring Person) or make the Rights again redeemable.

                            REAL ESTATE TRANSACTIONS

General

     In connection with the Transactions, FECI and St. Joe have previously announced that GCC has entered into the Master Agreement with St. Joe. Pursuant to the Master Agreement and the other Real Estate Agreements (attached as exhibits to the Master Agreement), the parties have agreed to effect the Real Estate Transactions. In addition to the Master Agreement, the Real Estate Agreements include: (1) the Amended and Restated Asset Management Agreement (the "Amended Management Agreement"), (2) the Property Management and Leasing Agreement (the "Property Management Agreement"), (3) the Development Services Agreement (the "Development Agreement"), (4) the Florida East Coast Railway Agreement (the "FECR Agreement") and (5) the Project Partnership Agreement (the "PPA"). All of the Real Estate Agreements are between GCC and St. Joe, except for the FECR Agreement which is between the Florida East Coast Railway Company and its affiliates (collectively, "FECR") and St. Joe.

     The Master Agreement is attached hereto as Appendix F.

     GCC develops, leases and manages over 5.0 million square feet of office, service and warehouse space, including a number of industrial and commercial parks in Jacksonville, Orlando and Miami, Florida and it owns approximately 18,000 acres of real estate primarily along the east coast of Florida. St. Joe is a diversified company engaged in community, commercial, industrial, leisure and resort development, along with residential and commercial real estate services. St. Joe is one of the largest real estate operating companies in the southeastern United States and is the single largest private landowner in Florida.

     GCC and St. Joe's current real estate relationship is governed by the Existing Management Agreement, which will be amended on the date of the Distribution as described below. Under the Existing Management Agreement, St. Joe provides (a) asset management services for improved and unimproved property owned by GCC and (b) property management and leasing services for improved property owned by GCC. The Existing Management Agreement contemplates that any further development responsibilities requested of St. Joe be provided for under separate agreements to be negotiated between the parties. Under the Existing Management Agreement, St. Joe and its affiliates have provided development services for GCC's portfolio at Jacksonville, Orlando, Miami and Weston, Florida.

     On the date of the Distribution, GCC and St. Joe will enter into the additional Real Estate Agreements (the parties have already entered into the Master Agreement). Pursuant to the Real Estate Agreements, which have terms extending for up to three years from the date of the Distribution, GCC will continue to retain St. Joe and its affiliates to develop and manage certain commercial real estate holdings of GCC. In addition, GCC and St. Joe have agreed to form a joint venture (governed by the Master Agreement) in order to develop certain properties they each own, and plan to seek and commence other new commercial real estate development opportunities.

Expected Benefits of the Real Estate Transactions

     FECI, through GCC, expects to realize several benefits as a result of entering into the Real Estate Agreements. Primarily, GCC expects that the Real Estate Transactions will:

     o restructure its real estate relationship with St. Joe in a manner that will allow GCC to capitalize on the high quality services provided by St. Joe while increasing GCC's direct control over its portfolio as well as facilitating market diversification;

     o increase GCC's flexibility to manage capital risk through third-party equity or debt investment, as appropriate at GCC's discretion, independent of St. Joe's control;

     o provide GCC with $6,000,000 in three equal installments as additional consideration for GCC's willingness to enter into certain of the Real Estate Agreements with St. Joe;

     o   provide GCC with services at competitive market rates; and

     o   require that St. Joe meet high standards of performance.

Description of the Real Estate Agreements

     Set forth below are descriptions of the real estate agreements that will effect the Real Estate Transactions. Other than regarding GCC's immediate right to access information concerning specified St. Joe properties, the Real Estate Transactions will only take effect upon consummation of the Transactions. Shareholder approval is not required to effect the Real Estate Transactions. The following descriptions of the Real Estate Agreements do not purport to be complete and are qualified in their entirety be reference to the agreements themselves, copies of which are attached hereto as Appendix F.

     In general, the Real Estate Agreements contemplate the following:

     o pursuant to the Master Agreement, GCC and St. Joe will jointly own and develop certain properties presently owned or to be acquired in the future by GCC or St. Joe;

     o pursuant to the Amended Management Agreement, the parties will transition the performance of asset management services from St. Joe to GCC between the date of the Distribution and December 31, 2000 and revise the Existing Management Agreement with respect to the asset management services to be performed by St. Joe during that time period;

     o pursuant to the Property Management Agreement, St. Joe will provide property management services for all improved properties owned by GCC located at duPont Center, Gran Park at Jacksonville, Gran Park at Avenues, Interstate South, Deerwood South, Deerwood North, Section 6 Miami, Section 32 Miami, South Park, and Weston for a period of three years following the date of the Distribution; and

     o pursuant to the Development Agreement, St. Joe will, at market based rates, become the designated developer for specific GCC properties for which St. Joe has already provided pre-development financial analysis and development services for a period of three years following the date of the Distribution.

     Master Agreement. The Master Agreement sets forth the terms for the future development of certain properties now owned or hereafter acquired by GCC or St. Joe (the "Properties"). Pursuant to the Master Agreement, on the date of the Distribution GCC and St. Joe have agreed to contribute the Properties to separate limited partnerships (each a "Limited Partnership") to be equally owned by GCC and St. Joe. GCC and St. Joe have already agreed to the form of the PPA which will provide for 50% ownership and control by each of GCC and St. Joe over major decisions regarding the limited partnerships.

     GCC has agreed to contribute parcels of properties in the following developments to Limited Partnerships: Deerwood North, Jacksonville; SouthPark, Orlando and Beacon Station-Section 6, Miami.

     St. Joe has agreed to contribute properties of equivalent value which have been preliminarily identified as Legacy Point, Orlando and 355 Alhambra, Coral Gables. St. Joe may, if requested by GCC, contribute other properties substantially equivalent in value to the properties contributed by GCC.

     In addition, if GCC acquires additional property in Orlando called SouthPark II, St. Joe may purchase a 50% interest in one-half of the entitled floor area ratio of the SouthPark II development. If St. Joe provides an investment opportunity to GCC equivalent in value to the entire SouthPark II property, and GCC accepts such investment, then St.
Joe may purchase a 50% interest in the remaining SouthPark II development.

     GCC and St. Joe have also identified portions of the following GCC developments as potential joint development opportunities (the "Additional GCC Properties"): duPont Center, Deerwood North, GranPark at Jacksonville, Beacon Station-Section 6 and Miami CBD.

     During the three years from the date of the Distribution, St. Joe intends to acquire additional properties for development and offer GCC a right to participate in the ownership and development of those properties; if GCC accepts such an opportunity, which it may do in its sole discretion, then GCC will offer St. Joe a right to participate in the ownership and development of certain of the Additional GCC Properties. In addition, if GCC seeks outside cash equity investment in the Additional GCC Properties, GCC will give St. Joe an opportunity to invest in such property on the same terms and conditions.

     Amended Management Agreement. On the date of the Distribution, GCC and St. Joe will enter into the Amended Management Agreement generally as follows:

     o St. Joe's obligations will become limited to performance of asset management services, including pre- development marketing and financial analysis in accordance with strategic objectives and direction as established by GCC. The property management services and certain development management services will be governed by separate agreements between GCC and St. Joe, both of which will become effective upon the date of the Distribution;

     o The Amended Management Agreement will be effective from the date of Distribution until December 31, 2000;

     o   The following properties will be covered by the Amended Management
         Agreement: duPont Center, Gran Park at Jacksonville, Gran Park at Avenues, Interstate South, Deerwood South, Deerwood North, Section 6 Miami, Section 32 Miami, South Park and Weston; and

     o The fee for the services to be provided under the Amended Management Agreement will be $1,750,000, which will be adjusted pro rata if the term of the Amended Management Agreement is less than one year and also to be reduced, on a per annum basis, pro rata by one-half percent (.5%) of the value of any property sold during the term of the Amended Management Agreement.

     Property Management Agreement. On the date of the Distribution, GCC and St. Joe will enter into the Property Management Agreement generally as follows:

     o St. Joe will be the exclusive property management services provider with respect to all completed buildings owned by GCC located at duPont Center, Gran Park at Jacksonville, Gran Park at Avenues, Interstate South, Deerwood South, Deerwood North, Section 6 Miami, Section 32 Miami, South Park and Weston;

     o The Property Management Agreement provides that property management services will equal or exceed the standards of quality generally established for first class property managers of buildings similar in quality to those under management and will, at a minimum, meet the standards of the Building Owners and Managers Association (BOMA) . St. Joe also agrees that it will use all commercially reasonable efforts to pursue new leases, renewals and extensions for the managed buildings;

     o St. Joe will be paid two and one-half percent (2.5%) of collected receipts (subject to customary exclusions) for property management services for each managed property during the term of the Property Management Agreement beginning on the date of the Distribution, unless GCC and St. Joe agree to a different rate;

     o St. Joe will be paid market rates for leasing commissions ranging from one percent (1%) to seven percent (7%) of fixed rent (subject to customary exclusions) for each managed property during the term of the Property Management Agreement beginning on the date of the Distribution; and

     o The term of the Property Management Agreement will be for three years beginning on the date of the Distribution.

     Development Agreement. On the date of the Distribution, GCC and St. Joe will enter into the Development Agreement generally as follows:

     o St. Joe will be the development management services provider with respect to the following properties: duPont Center, Gran Park at Jacksonville, Section 6, Beacon Station, South Park, Deerwood North and Weston;

     o St. Joe will provide services customary and usual for development managers for projects similar to those under management;

     o St. Joe will be paid a fee for development management services equal to the actual project cost (which will mean all hard and soft costs of development and construction including the accounting book value of the land) of each project multiplied by four percent (4%), unless a different rate is agreed to by St. Joe and GCC. This fee will be paid in installments through design and construction, with the final 30% conditioned on St. Joe's satisfaction of lease up requirements;

     o When St. Joe becomes aware of any opportunity for commercial or industrial development that is suitable for any property that St. Joe is providing development or asset management services for GCC, St. Joe will use commercially reasonable efforts to promote such commercial or industrial development; and

     o The term of the Development Management Agreement will be for three years (the "Development Term").

     FECR Agreement. With respect to the property owned by FECR, comprising approximately 433 acres (the "Hialeah Rail Yard"), St. Joe acknowledges and agrees that the ownership, use, and potential development of the Hialeah Rail Yard is within the exclusive control of FECR. However, if FECR determines during the Development Term, that (a) it desires to pursue commercial development of the Hialeah Rail Yard or portion thereof, and (b) such development is not part of a larger transaction with other parties related to an acquisition of and/or relocation of operations on a portion of the Hialeah Rail Yard and (c) FECR determines to utilize the services of a third party development manager, then FECR agrees to provide St. Joe a first opportunity to provide such development management services.

                STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                               MANAGEMENT OF FECI

     The following table sets forth information as of October 27, 1999 with respect to the beneficial ownership of FECI common stock prior to and after the Transactions by (1) each person known to FECI to own beneficially more than 5% of the outstanding shares of FECI common stock or St. Joe common stock, (2) each director of FECI, (3) each executive officer of FECI and (4) all current executive officers and directors as a group. There may be other persons that own shares of both FECI common stock and St. Joe common stock who would own, collectively, following the Distribution, in excess of 5% of the total voting power of Class A Common Stock and Class B Common Stock. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.


                                                                                                                   Percent of
                                                                                                                     Total
                                                                                                                     Common
                                                                                                                     Stock
                                                                                                                  Owned After
                                      Beneficial Ownership                    Beneficial Ownership                    the
   Name of Beneficial Owner        Prior to the Transactions*                After the Transactions*              Transactions
   ------------------------        --------------------------     ------------------------------------------      ------------
                                                                        Class A                Class B
                                          Common Stock                Common Stock           Common Stock
                                   --------------------------     --------------------  --------------------
                                     Shares              %          Shares         %      Shares         %
                                   ----------        --------     ----------    ------  ----------    ------
St. Joe Capital II, Inc.(1)
  300 Delaware Ave.
  Wilmington, DE 19801........     19,609,216            53.9            --        --           --       --             --
Franklin Resources Inc.
  51 J.F.K. Parkway
  Short Hills, NJ 07078.......      5,263,600            14.5     5,263,600      31.4      890,844      4.5           16.9
The Nemours Foundation
  1650 Prudential Drive
  Jacksonville, FL 32207......      1,800,896             5.0     1,800,896      10.8      501,996      2.6            6.3
Alfred I. duPont
Testamentary Trust
  1650 Prudential Drive
  Jacksonville, FL 32207......             --              --            --        --   11,179,214     57.0           30.8
Robert W. Anestis(2)..........        120,000              **       120,000        **           --       --             **
J. Nelson Fairbanks(3)........          3,000              **         3,000        **           --       --             **
Jacob C. Belin(3)(4)..........      1,807,096             5.0     1,807,096      10.8   11,681,210     59.6           37.1
Allen C. Harper(3)............          3,000              **         3,000        **           --       --             **
Adolfo Henriques(3)...........          3,000              **         3,000        **           --       --             **
J.J. Parrish III(3)...........          3,000              **         3,000        **           --       --             **
W.L. Thornton(3)(5)...........      1,812,332             5.0     1,812,332      10.8   11,681,210     59.6           37.1
Richard S. Ellwood(3).........          3,400              **         3,400        **           --       --             **
Peter S. Rummell(6)***........             --              --            --        --      392,184      2.0             **
John McPherson (7)............         14,300              **        14,300        **           --       --             **
Robert H. Nazarian(8).........          9,000              **         9,000        **           --       --             **
Robert F. MacSwain(9).........          7,500              **         7,500        **           --       --             **
Heidi J. Eddins(10)...........          5,000              **         5,000        **           --       --             **
Carl F. Zellers, Jr.(11)......             --              **            --        --           --       --             **
T. Neal Smith(11).............             --              **            --        --           --       --             **
Gregory P. West(11)(12).......          6,727              **         6,727        --           --       --             **
All current executive officers
and directors as a group (13
persons) (13).................        185,736              **       185,736       1.1      392,184      2.0            1.6

-------------------
* Includes shares of restricted stock beneficially owned by executive officers which are subject to forfeiture under certain circumstances.

**   Less than 1%.

***  To resign no later than the consummation of the Merger.

(1) All outstanding stock of St. Joe Capital II, Inc. is owned by The St. Joe Company.

(2) Includes 40,000 shares of restricted stock and vested options to acquire 80,000 shares of common stock. In addition, Mr. Anestis holds unvested options to acquire 460,000 shares awarded under an employment contract. The options vest at various intervals and are subject to expiration in accordance with the contract.

(3)  Includes vested options to acquire 3,000 shares of common stock.

(4) Includes 3,200 shares held by Mr. Belin's wife, as to which Mr. Belin disclaims beneficial ownership. Also includes 11,179,214 shares of Class B Common Stock held by the Alfred I. duPont Testamentary Trust, of which Mr. Belin is a Trustee and 1,800,896 shares of Class A Common Stock and 501,996 shares of Class B Common Stock held by the Nemours Foundation, of which Mr. Belin is a Director.

(5) Includes 11,179,214 shares of Class B Common Stock held by the Alfred I. duPont Testamentary Trust, of which Mr. Thornton is a Trustee and 1,800,896 shares of Class A Common Stock and 501,996 shares of Class B Common Stock held by the Nemours Foundation, of which Mr. Thornton is a Director.

(6) Includes vested options to acquire 1,617,408 shares of common stock of The St. Joe Company. Mr. Rummell is Chairman of the Board of Directors and CEO of The St. Joe Company.

(7) Includes 14,300 shares of restricted stock. Mr. McPherson also holds unvested options to acquire 110,000 shares awarded under an employment contract. The options vest at various intervals and are subject to expiration in accordance with the contract.

(8) Includes 9,000 shares of restricted stock. Mr. Nazarian also holds unvested options to acquire 75,000 shares awarded under an employment contract. The options vest at various intervals and are subject to expiration in accordance with the contract.

(9) Includes 7,500 shares of restricted stock. Mr. MacSwain also holds unvested options to acquire 83,000 shares awarded under an employment contract. The options vest at various intervals and are subject to expiration in accordance with the contract.

(10) Includes 5,000 shares of restricted stock. Ms. Eddins also holds unvested options to acquire 58,000 shares awarded under an employment contract. The options vest at various intervals and are subject to expiration in accordance with the contract.

(11) These individuals are no longer executive officers of FECI.

(12) Includes vested options to acquire 5,000 shares of common stock.

(13) Excludes the shares referred to under footnotes (4) and (5) above.

                       BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

Set forth below are the names, ages at the Record Date and principal occupations for the last five years of each director of FECI.


NAME                      AGE  PRINCIPAL OCCUPATION
----                      ---  --------------------
Robert W. Anestis.......  54   Chairman, President and Chief Executive Officer
J. Nelson Fairbanks.....  64   Director
Jacob C. Belin..........  85   Director
Allen C. Harper.........  54   Director
Adolfo Henriques........  46   Director
J.J. Parrish, III.......  46   Director
W.L. Thornton...........  71   Director
Richard S. Ellwood......  68   Director
Peter S. Rummell*.......  54   Director

-------------------
*    To resign no later than the consummation of the Merger.

     Robert W. Anestis. Mr. Anestis has been a director and Chairman, President and Chief Executive Officer of FECI since January 1999. Previously, he has served as President of Anestis & Company, an investment banking and financial advisory firm. He is also a director of Champion Enterprises Inc. and a member of the Board of Advisors of CHB Capital Partners, L.P.

     J. Nelson Fairbanks. Mr. Fairbanks has been a director of FECI since 1989. He is President and a director of U.S. Sugar Corporation.

     Jacob C. Belin. Mr. Belin has been a director of FECI since 1984. He is also a director of St. Joe, a trustee of the duPont Trust and a director of Nemours. He is a former Chairman of the Board of St. Joe Paper Company.

     Allen C. Harper. Mr. Harper has been a director of FECI since 1994. He is Chairman, President and Chief Executive Officer of First Reserve, Inc., a holding company of Esslinger-Wooten-Maxwell, Inc., a residential and commercial real estate brokerage and management firm based in Coral Gables, Florida. He is also a director of Tri- County Railroad Authority. Mr. Harper also served as Chairman and Chief Executive Officer of First American Railways, Inc. from
April 1996 until July 2, 1996 and prior thereto, served in similar capacities with that company's predecessor.

     Adolfo Henriques. Mr. Henriques has been a director of FECI since 1998. He has served as President and Chief Executive Officer of Union Planters Bank-Florida since February 1998. He served as Chairman of South Florida NationsBank from October 1997 to February 1998 and prior thereto, served as President of NationsBank-Dade County from January 1996 to October 1997 and Executive Vice President from August 1992 to January 1996.

     J.J. Parrish, III. Mr. Parrish has been a director of FECI since 1993. He is President of Jesse J. Parrish, Inc., a privately owned citrus producing firm. He is also Vice-Chairman of Parrish Medical Center and a director of Barnett Bank of Central Florida.

     W.L. Thornton. Mr. Thornton has served as a director of FECI since 1984. He is also a director of St. Joe, a trustee of the duPont Trust and a director of Nemours. Until May 21, 1997, he served as Chairman of the Board and Chief Executive Officer of FECI. Prior to May 1995, he served as Chairman and President of FECI.

     Richard S. Ellwood. Mr. Ellwood has been a director of FECI since 1998. He is President of R. S. Ellwood & Co., Incorporated, a real estate investment banking firm. He is also a director of FelCor Lodging Trust Incorporated and Apartment Investment and Management Company.

     Peter S. Rummell. Mr. Rummell has been a director of FECI since 1998. He has served as Chairman and CEO of St. Joe since January 1997. From 1985 to 1996 he served as President of Disney Development Company and Chairman of Walt Disney Imagineering.

Executive Officers

     Set forth below are the names, ages at the Record Date and principal occupations of each executive officer of FECI who is not also a director of FECI. All such persons have been elected to serve until the next annual election of officers and their successors are elected or until their earlier resignation or removal.

NAME                                AGE                                   TITLE
----                                ---                                   -----
John McPherson.................     53      Executive Vice President and Chief Operating Officer -- Railway
Robert H. Nazarian.............     49      Executive Vice President, Chief Financial Officer and Treasurer
Robert F. MacSwain.............     57      Executive Vice President - Special Projects
Heidi J. Eddins................     43      Senior Vice President, Secretary and General Counsel

Interests of Certain Persons in the Transactions

     In considering the recommendation of the FECI Board, FECI's shareholders should be aware that certain directors of FECI may have certain interests in the Transactions that are or may be different from, or in addition to, the interests of the FECI public shareholders. Three directors of FECI, Mr. Belin, Mr. Thornton and Mr. Rummell, also serve as directors or officers of St. Joe and/or the Charities. Mr. Belin serves as a director of St. Joe, a trustee of the duPont Trust and a director of Nemours. Mr. Thornton also serves as a director of St. Joe, a trustee of the duPont Trust and a director of Nemours. Mr. Rummell is the Chairman and Chief Executive Officer of St. Joe. Mr. Rummell will tender his resignation from the FECI Board effective no later than the consummation of the Merger. Mr. Belin, Mr. Thornton and Mr. Rummell did not serve on the Special Committee.

     As of the Record Date, the directors and executive officers of FECI beneficially owned an aggregate of less than 1% of the outstanding shares of FECI common stock (excluding shares held by the Charities), including shares that may be acquired upon the exercise of outstanding stock options exercisable within 60 days of the Record Date. As of the Record Date, none of the directors or executive officers of FECI (other than Mssrs. Belin, Thornton and Rummell) beneficially owned any shares of common stock of St. Joe. As of the Record Date, Peter Rummell owned an aggregate of less than approximately 3% of the outstanding shares of St. Joe common stock, including shares that may be acquired upon the exercise of outstanding stock options exercisable within 60 days of the Record Date. See "Stock Ownership of Certain Beneficial Owners and Management of FECI."


                             SHAREHOLDER PROPOSALS

     The FECI Board knows of no other matters which are likely to be brought before the Special Meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     FECI will hold an annual meeting of shareholders on May 16, 2000 (the "Annual Meeting"). In order for shareholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered by FECI for inclusion in the proxy material for the Annual Meeting, they must have been received by the Secretary of FECI by January 4, 2000. If notice of a shareholder proposal submitted outside the processes of Rule l4a-8 of the Exchange Act is received by FECI after January 4, 2000, then FECI's proxy for the Annual Meeting may confer on the holder of the proxy discretionary authority to vote on the proposal without any discussion of such proposal in the proxy statement for the Annual Meeting.

     All communications to the Secretary of FECI must be in writing and must be received by FECI at its principal executive offices (One Malaga Street, St. Augustine, Florida 32084) by the applicable date.

                                    EXPERTS

     KPMG LLP served as the independent accountants for FECI for the fiscal year ended December 31, 1998. They have audited the financial statements included in FECI's Annual Report on Form 10-K for the year ended December 31, 1998, as set forth in their report, which is incorporated in this Proxy Statement by reference. The financial statements are incorporated by reference in reliance upon their report given on their authority as experts in accounting and auditing. Representatives of KPMG LLP will not be present at the Special Meeting.

                      WHERE YOU CAN FIND MORE INFORMATION

     FECI is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. The reports, proxy statements and other information filed by FECI with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at 7 World Trade Center, 13th floor, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. Information regarding the Public Reference Room may be obtained by calling the Commission at (800) 732-0330. In addition, FECI is required to file electronic versions of such material with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Existing FECI common stock is listed on the NYSE under the symbol "FLA" and reports and other information concerning FECI can also be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

     No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies or the offering of securities made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by FECI or any other person. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ HEIDI J. EDDINS
                                             ----------------------------------
                                             Heidi J. Eddins
                                             Secretary

Dated: February 4, 2000

                             INDEX OF DEFINED TERMS

TERM                                                             PAGE
----                                                             ----
Acquiring Person...................................................47
Additional GCC Properties..........................................50
affiliated transactions............................................38
Amended By-laws.....................................................3
Amended Charter.....................................................1
Amended Management Agreement.......................................49
Annual Meeting.....................................................57
Applicable Shares..................................................30
Charities ..........................................................5
Class A Common Stock................................................1
Class A Directors...................................................3
Class B Common Stock................................................1
Class B Directors...................................................3
Class B Significant Holder Voting Limitation........................4
Code      .........................................................24
Commission.........................................................42
Contributed Shares.................................................45
control shares.....................................................38
Declaration Date...................................................40
Delaware Sub.......................................................40
Development Agreement..............................................49
Development Term...................................................52
Distribution........................................................1
Distribution Agent.................................................40
Distribution Agreement..............................................1
Distribution Date..................................................40
DLJ       .........................................................12
DLJ Opinion........................................................19
DP&W      .........................................................12
duPont Trust........................................................5
Economic Adjustment................................................13
Economic Interest..................................................30
Effective Time.....................................................45
Excess Shares......................................................30
Existing Charter....................................................3
FBCA      .........................................................26
FECI      ..........................................................1
FECI Board..........................................................1
FECI Proposal......................................................13
FECR      .........................................................49
FECR Agreement.....................................................49
flip-in right......................................................48
flip-over right....................................................48
GCC       ..........................................................2
GCC Board .........................................................16
Hialeah Rail Yard..................................................52
interested shareholders............................................38
IRS Ruling.........................................................24
Limited Partnership................................................50
Master Agreement....................................................2

Merger    ..........................................................1
Merger Sub..........................................................1
minority FECI shareholders.........................................12
Morgan Stanley.....................................................12
Nemours   ..........................................................5
NYSE      .........................................................25
Plan of Merger......................................................2
Preferred Stock.....................................................3
Properties.........................................................50
Property Management Agreement......................................49
Qualified Offer....................................................48
Real Estate Agreements..............................................2
Real Estate Transactions............................................2
Recapitalization....................................................1
Record Date.........................................................6
Right     .........................................................47
Rights Distribution Date...........................................47
Rights Plan.........................................................5
S&C       .........................................................12
Securities Act.....................................................25
Shareholders Agreement..............................................5
Significant Holder..................................................4
Special Committee..................................................12
Special Meeting.....................................................1
St. Joe   ..........................................................1
Threshold Amounts..................................................47
Transaction Documents...............................................1
Transactions........................................................1

                                                                      APPENDIX A

                   DISTRIBUTION AND RECAPITALIZATION AGREEMENT

         DISTRIBUTION AND RECAPITALIZATION AGREEMENT, dated as of October 26, 1999 (this "Agreement"), between The ST. JOE COMPANY, a Florida company ("St. Joe"), and FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation ("FEC") (each a "Party" and collectively, "Parties").

         WHEREAS, St. Joe owns, indirectly through St. Joe Capital II, Inc. Corporation, a Delaware corporation and a wholly owned subsidiary of St. Joe (the "Delaware Sub"), as of the close of business on the date hereof, 19,609,216 shares of common stock, no par value per share, of FEC ("FEC Common Stock");

         WHEREAS, prior to the Declaration Date (as defined herein), Delaware Sub will merge with and into St. Joe with St. Joe as the surviving corporation (the "Delaware Sub Merger");

         WHEREAS, prior to the Declaration Date, St. Joe will contribute all of its shares of FEC Common Stock to which it will have direct title to and ownership of as a result of the Delaware Sub Merger, to a Florida corporation which will be incorporated prior to the Declaration Date and will be a direct wholly owned Subsidiary of St. Joe ("Merger Sub");

         WHEREAS, FEC and Merger Sub, expect to enter into Articles of Merger substantially in the form attached hereto as Exhibit A (the "Articles of Merger"), pursuant to which, among other things, Merger Sub will merge with and into FEC with the consequent capital stock changes resulting in (i) all of the outstanding share capital in Merger Sub being exchanged for 19,609,216 shares of a new Class B Common Stock, no par value per share, of FEC ("Class B Common Stock"), which new class of stock shall be entitled to elect 80% of the members of the board of directors of FEC and in all other respects shall be substantially identical to the FEC Common Stock, (ii) all of the shares of FEC Common Stock held by Merger Sub being canceled and (iii) all other stockholders of FEC retaining all their shares of FEC Common Stock, which class of stock will be re-designated as Class A Common Stock and shall be entitled to elect 20% of the members of the board of directors of FEC (such merger and the transactions (including, without limitation, the amended and restated Articles of Incorporation and Bylaws of FEC specified therein) contemplated by the Articles of Merger, the "Recapitalization");

         WHEREAS, the Board of Directors of St. Joe has determined that it is appropriate, desirable and in the best interests of St. Joe and its stockholders to distribute on the Distribution Date (as defined herein) all the shares of Class B Common Stock that

St. Joe will receive in the Recapitalization, on the terms and subject to the conditions set forth in this Agreement, to the holders of record of the common stock, no par value per share, of St. Joe ("St. Joe Common Stock"), as of the Distribution Record Date (as defined herein), on a pro rata basis (the "Distribution");

         WHEREAS, the Board of Directors of FEC has determined that it is appropriate, desirable and in the best interests of FEC and its stockholders that the Distribution be consummated, and the Recapitalization is a necessary and desirable means to enable the Distribution to occur;

         WHEREAS, St. Joe is in the process of applying for a ruling from the Internal Revenue Service to the effect that the Distribution will be a tax-free distribution within the meaning of Section 355 of the Code (as defined herein);

         WHEREAS, each of St. Joe and FEC has determined that it is necessary and desirable to set forth the principal corporate transactions required to effect the Distribution and the Recapitalization; and

         WHEREAS, each of St. Joe and FEC has determined that it is necessary and desirable to set forth certain additional agreements that will govern certain matters following the Distribution, including relating to (i) the restructuring of the asset, property and development management relationship between the Parties and (ii) certain agreements between FEC and certain of its shareholders after the Distribution.

         NOW, THEREFORE, in consideration of the mutual representations and warranties, covenants, agreements, and conditions contained in this Agreement, the Parties hereby agree as follows,

                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.1 General. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any Governmental Authority or any arbitration tribunal.

                  (b) "Affiliate" shall mean, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

                  (c) "Agreement Disputes" shall have the meaning set forth in
         Section 5.1.

                  (d) "Articles of Merger" shall have the meaning set forth in the recitals hereto.

                  (e) "Assets" shall mean assets, properties and rights (including goodwill) , wherever located (including in the possession of vendors or other third parties or elsewhere), whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

                  (f) "Business Entity" shall mean any corporation, partnership, limited liability company or other entity which may legally hold title to Assets.

                  (g) "Class B Common Stock" shall have the meaning set forth in the recitals hereto.

                  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder, including any successor legislation.

                  (i) "Declaration Date" shall mean the date, mutually agreed between St. Joe and FEC, on which (i) the St. Joe Board of Directors shall declare the Distribution, and (ii) the Articles of Merger effecting the Recapitalization shall be filed with the Department of State of the State of Florida.

                  (j) "Distribution" shall have the meaning set forth in the recitals hereto.

                  (k) "Distribution Agent" shall mean the distribution agent selected by St. Joe to effect the Distribution, which may be FEC's stock transfer agent.

                  (l) "Distribution Date" shall mean the date following the consummation of the Recapitalization determined by the Board of Directors of St. Joe for the mailing of certificates of Class B Common Stock to stockholders of St. Joe in the Distribution. The Distribution Date shall be a date as soon as practicable, but in any event not more than thirty days, after the filing of the Articles of Merger relating to the Recapitalization.

                  (m) "Distribution Record Date" shall mean the date determined by the Board of Directors of St. Joe as the record date for the determination of the holders of record of St. Joe Common Stock entitled to receive shares of Class B Common Stock in the Distribution.

                  (n) "Effective Time" shall mean immediately prior to the midnight, New York time, that ends the 24-hour period comprising the Distribution Date.

                  (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (p) "FBCA" shall mean the Florida Business Corporation Act, as amended.

                  (q) "FEC Common Stock" shall have the meaning set forth in the recitals hereto.

                  (r) "FEC" shall have the meaning set forth in the heading of this Agreement.

                  (s) "FEC Business" shall mean each and every business conducted at any time prior to, on or after the Effective Time by FEC or any current, former, or future Subsidiary of FEC or other Business Entity controlled by FEC, whether or not such Subsidiary is a Subsidiary of FEC or such Business Entity is controlled by FEC on the date hereof.

                  (t) "FEC Business Entity" shall mean any Business Entity a majority of the equity interests of which are owned, directly or indirectly, by FEC.

                  (u) "FEC Group" shall mean FEC and each Person that is a Subsidiary of FEC immediately prior to the Effective Time.

                  (v) "FEC Indemnitees" shall mean, each member of the FEC Group, each of their respective present and former directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                  (w) "FEC Liabilities" shall mean, collectively, any and all Liabilities whatsoever that arise from, relate to or are in the nature of the operation of the FEC Business or the ownership of the Assets of the FEC Business by FEC, any current, former or future Subsidiary of FEC or any Business Entity controlled by FEC, whether such Liabilities arise before, on or after the Effective Time and whether known or unknown, fixed or contingent, and, without limiting the generality of the foregoing, shall include and be deemed to include:

                         (i) any and all Liabilities to which St. Joe or its
                  predecessors and successors may become subject arising from or based upon its status or alleged status as a "controlling person" (as defined under Section 15 of the Securities Act and Section 20 of the Exchange Act) of FEC relating to (a) the Proxy Statement (or any amendment thereto) (except for liabilities which FEC incurs solely as a result of written information relating to St. Joe supplied by St. Joe expressly for inclusion in the Proxy Statement) or (b) any other report or document filed by FEC with the SEC at any time before, on or after the Effective Time (except for liabilities which FEC incurs solely as a result of written information relating to St. Joe or the St. Joe Business supplied by St. Joe expressly for inclusion in such report or document); and

                         (ii) any Liabilities arising from, relating to or in
                  the nature of a breach or failure to perform by FEC of any representation, warranty, covenant or agreement of FEC herein or in the Articles of Merger;

                  (x) "FEC Required Consents" shall have the meaning set forth in Section 2.2(a)(iv) hereto.

                  (y) "Form 8-A" shall mean an FEC registration statement on Form 8-A pursuant to which the Class B Common Stock shall be registered under the Exchange Act, including all amendments thereto.

                  (z) "Governmental Authority" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official, body or other regulatory, administrative or governmental authority or, with respect to any Person, any securities exchange or association on which shares of such Person are listed or registered or any self regulating organization of which such Person is a member.

                  (aa) "HSR Act" shall have the meaning set forth in Section 2.2(a)(iii).

                  (bb) "Indemnifying Party" shall have the meaning set forth in
         Section 3.3.

                  (cc) "Indemnitee" shall have the meaning set forth in
         Section 3.3.

                  (dd) "IRS" shall mean the United States Internal Revenue Service.

                  (ee) "IRS Ruling" shall have the meaning set forth in Section 2.1(c) (i).

                  (ff) "IRS Supplemental Ruling" shall have the meaning set forth in Section 4.4.

                  (gg) "Liabilities" shall mean any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make-whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses, whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened or contemplated Actions) , order or consent decree of any Governmental Authority or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement or the Articles of Merger, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

                  (hh) "Master Agreement" shall mean the Master Agreement between Gran Central Corporation ("GCC") and St. Joe, dated October 26, 1999.

                  (ii) "NYSE" shall mean the New York Stock Exchange, Inc.

                  (jj) "NYSE Listing Application" shall mean the application to be submitted by FEC to the NYSE for the listing of the Class B Common Stock.

                  (kk) "Person" shall mean any natural person, Business Entity, corporation, business trust, joint venture, association, company, partnership, other entity or government, or any agency or political subdivision thereof.

                  (ll) "Proxy Statement" shall have the meaning set forth in
         Section 4.3(d) hereof.

                  (mm) "Real Estate Agreements" shall mean each of the agreements attached as exhibits to the Master Agreement.

                  (nn) "Recapitalization" shall have the meaning set forth in the recitals hereto.

                  (oo) "Rights Plan" shall have the meaning set forth in Section 2.1(d)(xvi) hereof.

                  (pp) "St. Joe Business" shall mean each and every business conducted at any time prior to, on or after the Effective Time by St. Joe or any current, former or future Subsidiary of St. Joe (other than FEC and its Subsidiaries), including Merger Sub, or other Business Entity controlled by St. Joe (other than FEC and its Subsidiaries), whether or not such Subsidiary is a Subsidiary of St. Joe or such Business Entity is controlled by St. Joe on the date hereof.

                  (qq) "St. Joe Business Entity" shall mean any Business Entity a majority of the equity interests of which are owned, directly or indirectly, by St. Joe.

                  (rr) "St. Joe Common Stock" shall mean the common stock, no par value per share, of St. Joe.

                  (ss) "St. Joe Group" shall mean St. Joe and each Person (other than any member of the FEC Group) that is a Subsidiary of St. Joe immediately prior to the Effective Time.

                  (tt) "St. Joe Indemnitees" shall mean each member of the St. Joe Group, each of their respective stockholders, present and former directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

                  (uu) "St. Joe Liabilities" shall mean, collectively, any and all Liabilities whatsoever that arise out of, result from or are related to the operation of the St. Joe Business or the ownership of the Assets of the St. Joe Business by St. Joe, any predecessor entity of St. Joe (and all predecessors thereto) or any Subsidiary of or Business Entity controlled by any such predecessor, any current, former, or future Subsidiary of St. Joe or any Business Entity controlled by St. Joe (other than, in each case, FEC and its Subsidiaries) whether such Liabilities arise before, on or after the Effective Time and whether known or unknown, fixed or contingent, and, without limiting the generality of the foregoing, shall include and be deemed to include:

                         (i) any Liabilities arising from, relating to or in the
                  nature of a breach or failure to perform by St. Joe or Merger Sub of any representation, warranty, covenant or agreement of St. Joe herein or in the Articles of Merger;

                         (ii) any and all Liabilities which FEC incurs solely as
                  a result of written information relating to St. Joe or the St. Joe Business supplied by

                  St. Joe for the express purpose of inclusion in the Proxy Statement or any report or document filed by FEC with the SEC;

                       (iii) any and all Liabilities arising from or relating
                  to any breach by St. Joe of any fiduciary duty under applicable law as a controlling shareholder of FEC.

                  (vv) "St. Joe Required Consents" shall have the meaning set forth in Section 2.2(b)(iv) hereto.

                  (ww) "SEC" shall mean the United States Securities and Exchange Commission.

                  (xx) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (yy) "Subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or (ii) is a general partner or an entity performing similar functions (e.g., a trustee).


                  (zz) "Tax Authority" shall have the meaning set forth in
         Section 2.2(a)(ix).

                  (aaa) "Third-Party Claim" shall have the meaning set forth in
         Section 3.3.

                  (bbb) "Trust" shall mean the Alfred I. duPont Testamentary Trust.

         SECTION 1.2 References; Interpretation. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include", "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof", "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

                                   ARTICLE II.

             RECAPITALIZATION, DISTRIBUTION, AND OTHER TRANSACTIONS;
                CERTAIN COVENANTS, REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 The Recapitalization, Distribution and Other Transactions.

         (a) The Recapitalization. Subject to the conditions set forth in
Section 2.1(d) of this Agreement, FEC shall effect the Recapitalization on the Declaration Date in accordance with the terms of the Articles of Merger, including duly executing and filing the Articles of Merger with the Department of State of the State of Florida and filing or recording all other documents or material required by the FBCA in connection with the Recapitalization; provided that FEC shall not, and shall not be obligated to, file the Articles of Merger until (i) Merger Sub shall have duly executed the Articles of Merger and (ii) St. Joe shall have consented to the filing of the Articles of Merger with the Department of State of the State of Florida.

         (b) The Distribution. Subject to the conditions set forth in Sections 2.1(c) of this Agreement, on the Declaration Date the Board of Directors of St. Joe shall (i) declare the Distribution upon the terms set forth in this Agreement, (ii) cause Merger Sub to duly execute the Articles of Merger and
(iii) consent to the filing by FEC of the Articles of Merger with the Department of State of the State of Florida. To effect the Distribution, St. Joe shall cause the Distribution Agent to distribute, on or as soon as practicable following the Distribution Date, on a pro rata basis to the holders of record of St. Joe Common Stock on the Distribution Record Date, all shares of Class B Common Stock received by St. Joe in the Recapitalization. During the period commencing on the date the certificates representing shares of Class B Common Stock are delivered to the Distribution Agent and ending upon the date(s) on which certificates evidencing such shares are mailed to holders of record of St. Joe Common Stock on the Distribution Record Date or on which fractional shares of Class B Common Stock are sold on behalf of such holders, St. Joe shall cause the Distribution Agent to hold the certificates representing shares of Class B Common Stock on behalf of such holders. St. Joe shall deliver to the Agent the share certificates representing the shares of Class B Common Stock held by St. Joe which are to be distributed to the holders of St. Joe Common Stock in the Distribution. St. Joe agrees to reimburse the Distribution Agent for its reasonable costs, expenses and fees in connection with the Distribution. FEC agrees, if required by St. Joe, to provide all certificates evidencing shares of Class B Common Stock that St. Joe shall require in order to effect the Distribution.

         (c) Conditions to the Distribution. The obligation of St. Joe to (1) declare the Distribution on the Declaration Date, (2) cause Merger Sub to duly execute the Articles of Merger and (3) consent to the filing of the Articles of Merger with the Department of

State of the State of Florida, is, in each case, subject to the satisfaction or waiver by St. Joe as determined by St. Joe in its sole discretion, of the conditions set forth below:

                  (i) (a) A private letter ruling, the request for which shall have been prepared by counsel for St. Joe in consultation with counsel for FEC, shall have been received from the IRS in form and substance reasonably satisfactory to St. Joe providing that, among other things, the Recapitalization and the Distribution will qualify as tax-free transactions for federal income tax purposes under Sections 354 and 355 of the Code, respectively (the "IRS Ruling") and the IRS Ruling shall continue in effect; and (b) St. Joe and FEC shall have complied with all provisions, statements or representations set forth in the IRS Ruling, the request for an IRS Supplemental Ruling, if St. Joe has determined to seek an IRS Supplemental Ruling in accordance with
         Section 4.4, and which request shall have been prepared by counsel for St. Joe in consultation with counsel for FEC and, if granted prior to such time, the IRS Supplemental Ruling, in each case, that are required to be complied with prior to the Declaration Date;

                  (ii) Any approvals and consents of any Governmental Authority necessary to consummate the Distribution, Recapitalization and the other transactions contemplated hereby and by the Articles of Merger shall have been obtained and shall be in full force and effect, and any waiting periods or extensions thereof required by any Governmental Authority or with respect to any such approvals or consents shall have expired or been terminated;

                  (iii) No actions or suits by any Governmental Authority or third party against either of the Parties shall be pending with respect to, and the Parties shall not be subject to any injunctions, judgments, decrees or orders which enjoin or rescind, the transactions contemplated by this Agreement or the Articles of Merger or otherwise prevent either of the Parties from complying with the terms and provisions of this Agreement or the Articles of Merger (and which, in the case of any pending action or suit, raise substantial issues of law or fact and have, in the judgment of St. Joe, a reasonable probability of success), and no other event outside the control of St. Joe shall have occurred or failed to occur that prevents the lawful consummation of the Distribution, the Recapitalization and the other transactions contemplated hereby;

                  (iv) The Recapitalization and the Distribution shall be in compliance with applicable federal and state securities and other applicable laws;

                  (v) All conditions to the Recapitalization set forth in
         Section 2.1(d) (other than the condition contained in Section 2.1(d)(iv)) shall have been satisfied or waived and no circumstances shall exist that may prevent the consummation of the Recapitalization concurrently with the declaration of the Distribution pursuant to the terms hereunder;

                  (vi) The Indemnity Agreement attached hereto as Exhibit B, shall have been duly executed and delivered by each of Trust and the Nemours Foundation, a Florida foundation (the "Foundation"), to St. Joe;

                  (vii) The Class B Common Stock shall have been approved for listing on the NYSE, subject to official notice of issuance;

                  (viii) The Recapitalization and related transactions shall have been approved by the holders of a majority of outstanding shares of FEC Common Stock not beneficially owned by St. Joe or any Affiliate of St. Joe;

                  (ix) The Master Agreement and each of the Real Estate Agreements shall be in full force and effect as of the Distribution Date in accordance with their terms and there shall be existing no default by the parties thereto of any material terms thereof;

                  (x) Each of the Senior FEC Employee Consents shall have been duly executed and delivered to St. Joe;

                  (xi) FEC shall have obtained the FEC Required Consents;

                  (xii) Each of the representations and warranties of FEC set forth in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Declaration Date; and FEC shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Declaration Date; and St. Joe shall have received a certificate of the chief executive officer of FEC as to the foregoing;

                  (xiii) St. Joe shall have received a secretary's certificate certifying and attaching the articles and bylaws of FEC as amended as of the Distribution Date and all resolutions of FEC and evidence of FEC shareholder votes with respect to the transactions contemplated hereby, as of the Distribution Date;

                  (xiv) The Form 8-A shall have been filed with the Commission and there shall be no impediment to the certification by the NYSE to the Commission of the listing of the Class B Common Stock; and

                  (xv) All actions and other documents and instruments reasonably necessary from or by Persons other than St. Joe in connection with the transactions contemplated hereby shall have been taken or executed, as the case may be, in form and substance reasonably satisfactory to St. Joe.

The foregoing conditions are for the sole benefit of St. Joe and shall not give rise to or create any duty on the part of St. Joe to waive or not waive any such condition.

         (d) Conditions to the Recapitalization. The obligation of FEC to effect the Recapitalization on the Declaration Date is subject to the satisfaction or waiver by FEC, as determined by FEC in its sole discretion, of the conditions set forth below:

                  (i) Any approvals and consents of any Governmental Authority necessary to consummate the Distribution, the Recapitalization and the other transactions contemplated hereby and by the Articles of Merger shall have been obtained and shall be in full force and effect, and any waiting periods or extensions thereof required by any Governmental Authority or with respect to any such approvals or consents shall have expired or been terminated;

                  (ii) No actions or suits by any Governmental Authority or third party against either of the Parties shall be pending with respect to, and the Parties shall not be subject to any injunctions, judgments, decrees or orders which enjoin or rescind, the transactions contemplated by this Agreement or the Articles of Merger or otherwise prevent either of the Parties from complying with the terms and provisions of this Agreement or the Articles of Merger (and which, in the case of any pending action or suit, raise substantial questions of law or fact and have, in the judgment of FEC, a reasonable probability of success), and no other event outside the control of FEC shall have occurred or failed to occur that prevents the lawful consummation of the Distribution, the Recapitalization or the other transactions contemplated hereby;

                  (iii) The Recapitalization and the Distribution shall be in compliance with applicable federal and state securities and other applicable laws;

                  (iv) All conditions to the Distribution set forth in Section 2.1(c) (other than the condition contained in Section 2.1(c)(v)) shall have been satisfied or waived and no circumstances shall exist that may prevent the declaration of the Distribution concurrently with the consummation of the Recapitalization pursuant to the terms hereunder;

                  (v) The Recapitalization shall have been approved by a majority of the outstanding shares of FEC Common Stock not beneficially owned by St. Joe or any Affiliate of St. Joe;

                  (vi) The Recapitalization shall have been approved by the outstanding shares of FEC Common Stock as required under applicable Florida law;

                  (vii) The Shareholders Agreement, substantially in the form attached hereto as Exhibit C, shall have been duly executed and delivered to FEC by Trust and the Nemours Foundation and shall be in full force and effect;

                  (viii) St. Joe shall have obtained the St. Joe Required Consents;

                  (ix) Each of the representations and warranties of St. Joe set forth in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Declaration Date; and St. Joe shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Declaration Date; and FEC shall have received a certificate of the chief executive officer of St. Joe as to the foregoing;

                  (x) FEC shall have received a secretary's certificate certifying and attaching the articles and bylaws of St. Joe and all resolutions of St. Joe with respect to the transactions contemplated hereby, as of the Declaration Date;

                  (xi) The Class B Common Stock shall have been approved for listing on the NYSE, subject to official notice of issuance;

                  (xii) (A) The IRS Ruling shall have been received by St. Joe, shall not have imposed material restrictions on FEC that would not have been reasonably anticipated by FEC at the time the request for the IRS Ruling was made, and such IRS Ruling shall not have been revoked and
         (B) the IRS shall not have conditioned the delivery of the IRS Ruling on a material modification of any of this Agreement, the Shareholders Agreement, the Articles of Incorporation of FEC attached to the Articles of Merger or the Rights Plan, which adversely affects the substantive benefits to FEC and FEC's shareholders under such instruments taken as a whole;

                  (xiii) The Master Agreement and each of the Real Estate Agreements shall be in full force and effect as of the Declaration Date in accordance with their terms and there shall be existing no default by the parties thereto of any material terms thereof;

                  (xiv) Merger Sub shall own, beneficially and of record, all right, title and interest, free and clear of any claims, liens or encumbrances, to all shares of FEC Common Stock owned, directly or indirectly, by St. Joe as of the date of the Recapitalization;

                  (xv) prior to the execution of this Agreement, Donaldson, Lufkin & Jenrette shall have delivered to FEC its opinion, in form and substance satisfactory to the Board of Directors of FEC, as to the effect from a financial point of view of the Recapitalization and related transactions on the shareholders of FEC, other than St. Joe and its affiliates; and

                  (xvi) The FEC Rights Plan, having substantially the terms set forth on Exhibit D hereto (the "Rights Plan"), shall have been duly approved by all necessary corporate action and shall be in effect; provided that the Board of Directors of FEC has complied with the provisions contained in Section 4.3(r) hereof; and

                  (xvii) All actions and other documents and instruments reasonably necessary from or by Persons other than FEC in connection with the transactions contemplated hereby shall have been taken or executed, as the case may be, in form and substance reasonably satisfactory to FEC.

The foregoing conditions are for the sole benefit of FEC and shall not give rise to or create any duty on the part of FEC to waive or not waive any such condition.

         SECTION 2.2 Representations and Warranties. (a) FEC hereby represents and warrants, as of the date hereof and as of the Distribution Date (except as otherwise specified below), to St. Joe as follows:

                  (i) Organization; Good Standing; Capitalization. FEC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has all corporate power required to consummate the transactions contemplated hereby and by the Articles of Merger. Subject to the changes in capitalization of FEC contemplated by the Articles of Merger, the authorized and outstanding shares of capital stock of FEC is set forth on Schedule 2.2(a)(i) hereto.

                  (ii) Authorization. The execution, delivery and performance by each of FEC (or in the case of certain of the Real Estate Agreements, an Affiliate of FEC) and GCC, as the case may be, of this Agreement, the Articles of Merger, the Master Agreement and the Real Estate Agreements and the consummation by FEC (including by such Affiliates) and GCC, as applicable, of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of FEC (including by such Affiliates) and GCC, as applicable, other than the approval of the Recapitalization and related transactions by the stockholders of FEC and the approval of the Rights Plan by the Board of Directors of FEC. This Agreement and the Master Agreement constitute, and the Articles of Merger, the Real Estate Agreements and each other agreement or instrument executed and delivered or to be executed and delivered by FEC or an Affiliate of FEC, as applicable, pursuant to this Agreement, the Articles of Merger or the Master Agreement will, upon such execution and delivery, constitute, a legal, valid and binding obligation of FEC and each Affiliate of FEC, as applicable, enforceable against FEC and each Affiliate of FEC, as applicable, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) Consents and Filings. Except (t) for the NYSE Listing Application, (u) the IRS Ruling, (v) as required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (x) for the filing of a registration statement on Form 8-A with respect to the Class B Common Stock and (y) for the filing of the Proxy Statement and any other reports or documents required to be filed under the Exchange Act and (z) the filing of the Articles of Merger with the Department of State of the State of Florida in accordance with the FBCA, no material consent of, or filing with, any Governmental Authority which has not been obtained or made is required for or in connection with the execution and delivery of this Agreement or the Articles of Merger by FEC, and the consummation by FEC of the transactions contemplated hereby or thereby.

                  (iv) Noncontravention. The execution, delivery and performance of this Agreement and the Articles of Merger by FEC does not, and the consummation by FEC of the transactions contemplated hereby and thereby will not, (x) violate any applicable federal, state or local statute, law, rule, order, arbitration award, judgment, decree or regulation or permit (y) violate any provision of the Articles of Incorporation or By-Laws of FEC, or (z), except as set forth on Schedule 2.2(a)(iv) (any waivers or consents needed by virtue of such matters, the "FEC Required Consents"), conflict with, result in the breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, mortgage, lien, franchise, instrument, or other arrangement to which any of FEC or its Subsidiaries is a party or by which it is bound or to which any of its Assets is subject (or result in the imposition of any encumbrance of any nature upon any of FEC's Assets or operations), other than as expressly contemplated hereby (including under Section 2.2(a)(iii)).

                  (v) Litigation. As of the date of this Agreement, there are no actions or suits against FEC pending with respect to, and FEC is not subject to any injunctions, judgments, decrees or orders which enjoin or rescind, the transactions contemplated by this Agreement or the Articles of Merger or otherwise prevent

         FEC from complying with the terms and provisions of this Agreement or the Articles of Merger.

                  (vi) Change of Control Adjustments. Except as set forth on
         Schedule 2.2(a)(vi), neither of the Recapitalization or Distribution or any of the other transactions contemplated hereby or by the Articles of Merger will constitute a "change of control" or otherwise result in the increase or acceleration of any benefits, including to employees of FEC, under any agreement to which FEC or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound.

                  (vii) Certain Transactions. Except for transactions or other actions that occurred prior to March 1, 1999 or that are described in
         Schedule 2.2(a)(vii) , neither FEC nor any other member of the FEC Group has engaged in any transaction or taken any other action through the date hereof involving or relating to issuance or disposition of the stock of FEC or options, warrants or other rights to acquire stock of FEC. None of the transactions and other actions described in Schedule 2.2(a)(vii) were undertaken by FEC in contemplation of the Distribution or are related to the Distribution (the Parties agree that the concept of the Distribution was solely conceived by St. Joe and first communicated to FEC on or about March 1, 1999), and all transactions and actions by FEC described in Schedule 2.2(a)(vii) were undertaken in the ordinary course of business.

                  (viii) Issuance of Class B Common Stock. Upon issuance, the Class B Common Stock will have been duly authorized and validly issued by all necessary corporate action and will be fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and preemptive rights of any nature.

                  (ix) Information in Ruling Documents. As each becomes available, FEC will have examined the application for the IRS Ruling and the appendices and exhibits thereto, and any supplemental filings or other materials subsequently submitted to the Service in connection with the Distribution (and any related transactions) or any similar filings submitted to any Governmental Authority or any subdivision agency, commission or authority thereof, or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any tax (collectively "any Tax Authority") in connection with the Distribution and any related transactions (collectively the "Ruling Documents"), and the facts presented and the representations made therein, when made, to the extent descriptive of FEC and its affiliates and the businesses of FEC and its affiliates (including, without limitation, the business purposes for the Distribution and the representations in the IRS Ruling Documents to the extent that they relate to the businesses of FEC and its affiliates, but not including any representation made by an affiliate of FEC to the extent descriptive of such affiliate) will be true, correct and complete in all material respects, as of the date such documents or material are submitted to the applicable Tax Authority.

                  (x) Approval. FEC's Board of Directors has resolved to recommend that the stockholders of FEC vote in favor of the approval of the Recapitalization and related transactions.

                  (xi) Proxy Statement. FEC's Proxy Statement, the form of proxy and any other solicitation material used in connection therewith and any oral solicitations of proxies made by FEC shall not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to any solicitation of a proxy for any of the matters to be voted upon at the FEC stockholders meeting with respect to the transactions contemplated hereby, which has become false or misleading, except that no representation or warranty is made by FEC with respect to written information relating to St. Joe or St. Joe's Business for inclusion in the Proxy Statement or any such proxy material or oral solicitation.

                  (xii) Certificates. All Certificates to be furnished by FEC to St. Joe hereunder pursuant to a covenant, condition or otherwise are and will be true and correct as of the dates so furnished.

         (b) St. Joe hereby represents and warrants to FEC, as of the date hereof and as of the Distribution Date (except with respect to Merger Sub, the representations and warranties with respect to which are made only as of the Distribution Date and except as otherwise specified below), as follows:

                  (i) Organization; Good Standing. Each of St. Joe, Delaware Sub is, and Merger Sub will be upon incorporation, a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, or Delaware in the case of Delaware Sub, and has or will have all corporate power required to consummate the transactions contemplated hereby and by the Articles of Merger.

                  (ii) Authorization. The execution, delivery and performance by each of St. Joe (or, in the case of certain of the Real Estate Agreements, an Affiliate of St. Joe), Delaware Sub, and Merger Sub of this Agreement, the Articles of Merger, the Master Agreement and the Real Estate Agreements, as the case may be, and the consummation by each of St. Joe (including by such Affiliates), Delaware Sub and Merger Sub, as applicable, of the transactions contemplated hereby and thereby have been, or in the case of Merger Sub will have been prior to the Declaration Date, duly authorized by all necessary corporate action on the part of each of St. Joe (including by such Affiliates), Delaware Sub and Merger Sub, other than the formal declaration of the Distribution. This Agreement and the Master Agreement constitutes and, when executed and delivered, the Articles of Merger, the Real Estate Agreements and each other agreement or instrument executed and delivered or to be executed and delivered by each of St. Joe, an Affiliate of St. Joe, Delaware Sub and Merger Sub pursuant to this Agreement will, upon such execution and delivery, constitute, a legal, valid and binding obligation of each of St. Joe, each Affiliate of St. Joe, Delaware Sub and Merger Sub, enforceable against each of St. Joe, each Affiliate of St. Joe, Delaware Sub and Merger Sub in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) Consents and Filings. Except (x) for the IRS Ruling, and
         (y) as required under the HSR Act and any other reports or documents required to be filed under the Exchange Act, no material consent of, or filing with, any Govern mental Authority which has not been obtained or made is required to be obtained or made by each of St. Joe, Delaware Sub and Merger Sub for or in connection with the execution and delivery of this Agreement or the Articles of Merger by each of St. Joe and Merger Sub, and the consummation by each of St. Joe, Delaware Sub and Merger Sub of the transactions contemplated hereby or thereby.

                  (iv) Noncontravention. The execution and delivery of this Agreement by St. Joe and the performance of this Agreement by St. Joe, Delaware Sub and Merger Sub does not, and the consummation by St. Joe, Delaware Sub and Merger Sub of the transactions contemplated hereby and thereby will not, (x) violate any applicable federal, state or local statute, law, rule, order, arbitration award, judgment, decree or regulation or permit (y) violate any provision of the Articles of Incorporation or By-Laws of St. Joe, Delaware Sub and Merger Sub, or
         (z) except as set forth on Schedule 2.2(b)(iv) (any waivers or consents needed by virtue of such matters, the "St. Joe Required Consents"), conflict with, result in the breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, mortgage, lien, franchise, instrument, or other arrangement to which any of St. Joe, Delaware Sub and Merger Sub is a party or by which it is bound or to which any of its Assets is subject (or result in the imposition of any encumbrance of any nature upon any of St. Joe's, Delaware Sub's and Merger Sub's Assets or operations), other than as expressly contemplated hereby.

                  (v) Litigation. As of the date of this Agreement, there are no actions or suits against St. Joe or Delaware Sub pending with respect to, and St. Joe or Delaware Sub is not subject to any injunctions, judgments, decrees or orders which enjoin or rescind, the transactions contemplated by this Agreement or the Articles of Merger or otherwise prevent each of St. Joe, Delaware Sub and Merger Sub from complying with the terms and provisions of this Agreement or the Articles of Merger.

                  (vi) Ownership of Delaware Sub and Merger Sub. St. Joe owns, and in the case of Merger Sub will own upon Merger Sub's incorporation, all outstanding equity interests of Delaware Sub and Merger Sub free and clear of any claims, liens or encumbrances and no other person holds any equity interests of Delaware Sub or Merger Sub nor has any right to acquire any equity interests in Delaware Sub or Merger Sub.

                  (vii) Merger Sub's Title to FEC Common Stock. As of the date hereof, St. Joe owns beneficially and of record, directly or indirectly (including through Delaware Sub), all right, title and interest, free and clear of any claims, liens or encumbrances, 19,609,216 shares of FEC Common Stock. All right and title to all shares of FEC Common Stock owned directly or indirectly by St. Joe or Delaware Sub as of the date hereof will have been contributed to Merger Sub prior to the Declaration Date, and Merger Sub will then own beneficially and of record, free and clear of any claims, liens or encumbrances, such stock.

                  (viii) Purpose of Merger Sub. Merger Sub was formed by St. Joe solely for the purposes of effecting the Recapitalization upon the terms and conditions of this Agreement and the Articles of Merger and will have no Assets as of the Effective Time other than the shares of FEC Common Stock owned by St. Joe through a wholly owned Subsidiary as of the date hereof.

                  (ix) Certificates. All certificates to be furnished by St. Joe, Delaware Sub and Merger Sub to FEC hereunder pursuant to a covenant, condition or otherwise are and will be true and correct as of the dates so furnished.

                  (x) Information Furnished by St. Joe for Proxy Statement. The information in FEC's Proxy Statement which has been furnished by St. Joe to FEC for the purpose of inclusion therein shall not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or has become false or misleading, provided that FEC has complied with its obligations set forth in the third, fourth and fifth sentences of
         Section 4.3(d).

                                  ARTICLE III.

                                 INDEMNIFICATION

         SECTION 3.1 Indemnification by FEC. (a) FEC shall indemnify, defend and hold harmless the St. Joe Indemnitees from and against any and all FEC Liabilities or third-party allegations of FEC Liabilities to which, in any case, the St. Joe Indemnitees become subject.

         (b) FEC shall indemnify, defend and hold harmless the St. Joe Indemnitees from and against any Liability to which, in any case, the St. Joe Indemnitees become subject arising from, relating to or in the nature of any inaccuracy in, or failure by FEC to comply with, any representation or statement made by FEC to St. Joe or the IRS in connection with the requests by St. Joe for the IRS Ruling and the IRS Supplemental Ruling; provided, however, that, notwithstanding the foregoing, FEC shall not indemnify St. Joe, any St. Joe Indemnitee or any shareholder of St. Joe for any liability that results from any inaccuracy or incompleteness in any representation or statement made by St. Joe to the IRS in connection with requests for the IRS Ruling or the IRS Supplemental Ruling or failure by St. Joe to comply with any representation or statement made by St. Joe to the IRS in connection with the requests for the IRS Ruling or the IRS Supplemental Ruling.

         (c) FEC shall indemnify, defend and hold harmless the St. Joe Indemnitees from and against one hundred percent (100%) of any taxes imposed upon the St. Joe Indemnitees arising from, relating to or in the nature of the failure of the Distribution to qualify under Section 355 of the Code (including without limitation, any tax attributable to the application of Section 355(d) or
Section 355(e) of the Code to the Distribution) or corresponding provisions of the laws of other jurisdictions, using the highest statutory marginal tax corporate tax rates for the relevant taxable period (the "Distribution Restructuring Taxes"), in any case arising from, relating to or in the nature of, any actions or inactions of FEC or FEC's Affiliates or FEC's shareholders relating directly to FEC, FEC's Subsidiaries or FEC stock without regard to whether such action or inaction would constitute a breach of any covenant under
Section 4.4 hereof, including, without limitation, the following actions:

         i. Any action or inaction on the part of FEC or any FEC affiliate after the Distribution (including, without any limitation, any amendment to FEC's Articles of Incorporation (or other organizational documents)), whether through a stockholder vote or otherwise, affecting the relative voting rights of the separate classes of FEC stock (including without limitation, through the conversion of one class of FEC stock into another class of FEC stock.)

         ii. Any acquisition of stock of FEC or of stock of any FEC affiliate by any Person or Persons (including, without limitation, as a result of an issuance of FEC stock or a merger of another entity with and into FEC or any FEC affiliate) or any acquisition of Assets of FEC or any FEC affiliate (including, without limitation, as a result of a merger) by any Person or Persons.

         (d) If any Tax Authority withdraws all or any portion of the IRS Ruling or any IRS Supplemental Ruling issued to St. Joe in connection with the Distribution arising from, relating to or in the nature of a breach or failure to comply by FEC or any FEC affiliate of any representation, warranty, covenant or agreement made in this Agreement relating directly to FEC, FEC's Subsidiaries or FEC stock, FEC shall indemnify, defend and hold harmless the St. Joe Indemnitees from and against one hundred percent (100%) of any Distribution Restructuring Taxes arising from, relating to or in the nature of such breach or failure to comply.

         SECTION 3.2 Indemnification by St. Joe. (a) St. Joe shall indemnify, defend and hold harmless the FEC Indemnitees from and against any and all St. Joe Liabilities or third-party allegations of St. Joe Liabilities to which, in any case, the FEC Indemnitees become subject.

         (b) St. Joe shall indemnify, defend and hold harmless the FEC Indemnitees from and against (i) any and all federal, state and local taxes, including any interest, penalties or additions to tax, that result solely from the Recapitalization and (ii) any liability of any member of the FEC Group, arising from, relating to or in the nature of any inaccuracy in, or failure by St. Joe to comply with, any representation made by St. Joe to the IRS in connection with the requests by St. Joe for the IRS Ruling and the IRS Supplemental Ruling; provided, however, that, notwithstanding the foregoing, St. Joe shall not indemnify FEC or any FEC Indemnitee for any liability that results from any inaccuracy or incompleteness in any representation made by FEC to the IRS in connec tion with requests for the IRS Ruling or the IRS Supplemental Ruling or failure by FEC to comply with any representation made by FEC to the IRS in connection with the requests for the IRS Ruling or the IRS Supplemental Ruling or for any liability of the FEC Indemnitees arising under Sections 3.1(b), (c) or (d).

         SECTION 3.3 Procedures for Indemnification in Third-Party Claims.

         (a) Third-Party Claims. If a claim or demand is made against a FEC Indemni tee or an St. Joe Indemnitee (each, an "Indemnitee") by any Person who is not a party to this Agreement, including, without limitation, any Governmental Authority with respect to taxes (a "Third-Party Claim"), as to which such Indemnitee may be entitled to indemnification pursuant to this Agreement, such Indemnitee shall notify the party which is or may be required pursuant to the terms hereof to make such indemnification (the

"Indemnifying Party") in writing, and in reasonable detail, of the Third-Party Claim promptly (and in any event within 30 business days) after receipt by such Indemnitee of written notice of the Third-Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. Thereafter, the Indemnitee shall deliver to the Indemnifying Party, promptly (and in any event within 15 business days) after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third-Party Claim.

         If a Third-Party Claim is made against an Indemnitee with respect to which a claim for indemnification is made pursuant to Section 3.1 or Section 3.2 hereof, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges in writing its obligation to indemnify the Indemnitee therefor, to assume the defense thereof with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnitee. Should the Indemni fying Party so elect to assume the defense of a Third-Party Claim, the Indemnifying Party shall, within 30 days (or sooner if the nature of the Third-Party Claim so requires), notify the Indemnitee of its intent to do so, and if counsel to the Indemnifying Party has not been properly rejected by the Indemnitee, the Indemnifying Party shall after a reasonable transition period not be liable to the Indemnitee for legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided that such Indemnitee shall have the right to employ counsel to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnifying Party exists in respect of such claim which would make representation of both such parties by one counsel inappropriate, or the Third-Party Claim seeks injunctive relief for other than money damages, and in such event the fees and expenses of such separate counsel shall be paid by such Indemnifying Party. Subject to the preced ing sentence, if the Indemnifying Party assumes such defense, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof. If the Indemnifying Party so elects to assume the defense of any Third-Party Claim, all of the Indemnitees shall reasonably cooperate with the Indemnifying Party in the defense or prosecution thereof, including by providing or causing to be provided, records and wit nesses as soon as reasonably practicable after receiving any request therefor from or on behalf of the Indemnifying Party.

         In no event will the Indemnitee admit any liability with respect to, or settle, com promise or discharge, any Third-Party Claim without the Indemnifying Party's prior written consent (which will not be unreasonably withheld); provided, however, that the

Indemnitee shall have the right to settle, compromise or discharge such Third-Party Claim without the consent of the Indemnifying Party if the Indemnitee releases the Indemnifying Party from its indemnification obligation hereunder with respect to such Third-Party Claim and such settlement, compromise or discharge would not otherwise adversely affect the Indemnifying Party. If the Indemnifying Party acknowledges in writing liability for a Third-Party Claim (as between the Indemnifying Party and the Indemnitee), the Indemnitee will agree to any settlement, compromise or discharge of a Third-Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemniying Party to pay the full amount of the liability in connection with such Third-Party Claim and releases the Indemnitee effective immediately, completely and unconditionally (with no prospective limitations or changes in status of the Indemnitee of any nature) with respect to such Third-Party Claim and that would not otherwise adversely affect the Indemnitee; provided, however, that the Indemnitee may refuse to agree to any such settlement, compromise or discharge if the Indemnitee agrees that the Indemnifying Party's indemnification obligation with respect to such Third-Party Claim shall not otherwise exceed the amount that would have been required to have been paid by or on behalf of the Indemnifying Party pursuant to such proposed settlement, compromise or discharge. If an Indemnifying Party elects not to assume the defense of a Third-Party Claim, or fails to notify an Indemnitee of its election to do so as provided herein, such Indemnitee may compromise, settle or defend such Third-Party Claim.

         Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim (and shall be liable for the fees and expenses of counsel incurred by the Indemnitee in defending such Third-Party Claim) if the Third-Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnitee which the Indemnitee reasonably determines, after conferring with its counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third-Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

         (b) Subrogation. Subject in all respects to the terms of Section 3.3(a) above, in the event of payment by an Indemnifying Party to any Indemnitee in connection which any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

         (c) Remedies Not Exclusive. The remedies provided in this Article III shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party; provided that no Person may recover more than once for a Liability it has incurred.

         SECTION 3.4 Indemnification Payments Timing; Quantification. Indemnification required by this Article III shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or loss, liability, claim, damage or expense is incurred. All indemnification payments made or to be made under this Agreement shall be quantified on an after-tax basis, taking into account, without limitation, any withholding taxes deducted from the indemnity payment and any taxes incurred by the Indemnified Party on the indemnity payment.

         SECTION 3.5 Limitation of Indemnity. The indemnification provisions contained in this Article III shall not be applicable with respect to any FEC Liability or St. Joe Liability with respect to which there exists or may exist any separate indemnity arrangement set forth in any of the Real Estate Agreements, the Management Agreement between GCC and St. Joe, dated as of January 1, 1998, any agreement contemplated by the Real Estate Agreements or the Management Agreement or any agreements between St. Joe or any of its Subsidiaries and FEC or any of its Subsidiaries relating to property management, real estate development or real estate brokerage.

                                   ARTICLE IV.

                                    COVENANTS

         SECTION 4.1 Access to Information. (a) Other than in circumstances in which indemnification is sought pursuant to Article III (in which event the provisions of such Article will govern to the extent in direct conflict with the provisions of this Section 4.1), from and after the Distribution Date, each of FEC and St. Joe shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and records of such party and its Subsidiaries insofar as such access is reasonably required by the other party and relates to such other party's performance of its obligations under this Agreement or the Articles of Merger or such party's financial, tax and other reporting obligations.

         (b) A party providing information or access to information to the other party under this Article IV shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such information or access to information.

         SECTION 4.2 Confidentiality. Each of FEC, its Subsidiaries and their Affiliates and St. Joe, its Subsidiaries and their Affiliates shall keep, and shall cause their respective employees, consultants, advisors and agents to keep, confidential all information concerning the other Party in its possession, its custody or under its control (except to the extent that (A) such information is then in the public domain through no fault of such party or (B) such information has been lawfully acquired from other sources by such party or (C) this Agreement or the Articles of Merger or any other agreement entered into pursuant hereto or thereto permits the use or disclosure of such information) to the extent such information (i) relates to or was acquired during the period up to the Effective Time or pursuant to Section 4.1, or (ii) is based upon or is derived from information described in the preceding clause (i), and each party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other Person, except such party's auditors and attorneys, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by law and such party has used all reasonable efforts to consult with the other affected Party or Parties prior to such disclosure.

         SECTION 4.3  Standstill; Additional Covenants.

         (a) Standstill. Each of St. Joe and FEC, including on behalf of their respective Affiliates and agents, agrees not to solicit, initiate or encourage the commencement of negotiations or continue any current negotiations regarding any proposal for the acquisition by any third party of any outstanding shares of capital stock of FEC (other than issuances of FEC Common Stock by FEC pursuant to employee stock plans in the ordinary course of business) or the acquisition of FEC through any other means including a merger or purchase of Assets (an "Acquisition Proposal") until the earlier to occur of the termination of this Agreement or the time at which the Distribution is consummated; provided, however, that (i) either Party may respond to any unsolicited inquiries or proposals solely to indicate that it is bound by this Section 4.3(a) and (ii) either St. Joe or FEC may, after its receipt of a bona fide written Acquisition Proposal, commence discussions or negotiations with the Person making such Acquisition Proposal, if the Board of Directors of St. Joe or FEC, as applicable, in good faith determines, based upon the advice of its outside counsel, that the respective Board of Directors must do so in order to comply with its fiduciary duties under applicable law and, in the case of St. Joe, such Acquisition Proposal contemplates a transaction in which all shares of FEC Common Stock are to receive equivalent consideration.

         (b) Sale of Fractional Shares. St. Joe shall appoint the Distribution Agent as agent for each holder of record of St. Joe Common Stock who would receive in the Distribution any fractional share of Class B Common Stock. The Distribution Agent shall aggregate all such fractional shares and sell them in an orderly manner after the Distribu tion Date in the open market and, after completion of such sales, distribute a pro rata portion of the net proceeds from such sales, based upon the gross selling price of all such fractional shares net of all selling expenses, to each stockholder of St. Joe who would otherwise have received a fractional share. St. Joe shall reimburse the Distribution Agent for its reasonable costs, expenses and fees (other than selling expenses) in connection with the sale of fractional shares of Class B Common Stock and the distribution of the proceeds thereof in accordance with this Section 4.3(b).

         (c) Shareholder Meeting. FEC shall, as soon as reasonably practicable following the date of this Agreement, duly call, give notice of, convene and hold, a meeting of its stockholders (the "Stockholders Meeting") for the purpose of considering the approval of the Recapitalization and related transactions. FEC, through its Board of Directors, shall resolve to recommend, shall recommend and shall continue to recommend to its stockholders approval of the Recapitalization and related transactions and shall not withdraw such recommendation; provided, however, that, FEC's Board of Directors may withdraw or modify such recommendation if it determines in good faith, based upon the advice of outside counsel, that it must do so to comply with its fiduciary duties under applicable law.

         (d) Proxy Statement. Subject to the provisions of this Agreement and the Articles of Merger, FEC shall, as soon as reasonably practicable following the date of this Agreement, prepare and file with the SEC a proxy statement for the solicitation of proxies in favor of the transactions and agreements referred to in Section 4.3(c) (the "Proxy Statement"). FEC shall use all reasonable efforts to have the Proxy Statement cleared by the SEC for mailing in definitive form as promptly as practicable after such filing. FEC and St. Joe shall cooperate with each other in the preparation of the Proxy Statement and any amendment or supplement thereto. FEC shall notify St. Joe of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall provide to St. Joe promptly copies of all correspondence between the SEC and FEC or any of its advisors with respect to the Proxy Statement. FEC shall give St. Joe and its counsel reasonably appropriate advance opportunity to review the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC, and incorporate therein any reasonable comments St. Joe may timely deliver to FEC with respect thereto, before such Proxy Statement, response or reply is filed with or sent to the SEC. FEC agrees to use all reasonable efforts, after consultation with St. Joe and its advisors, to respond promptly to all such comments of, and requests by, the SEC and to cause the Proxy Statement to be mailed to the holders of FEC Common Stock entitled to vote at the Stockholders Meeting as soon as reasonably practicable following the execution hereof. St. Joe shall provide FEC such information concerning the business and affairs of St. Joe and Merger Sub as is reasonably required for inclusion in the Proxy Statement.

         (e) St. Joe Mailings. It is understood that St. Joe may, but shall not be required hereunder, prepare and mail, at such time as determined by St. Joe, to the holders of St. Joe Common Stock, such information concerning FEC, its business, operations and management, the Distribution and the tax consequences thereof and such other matters as St. Joe shall reasonably determine is advisable or as may be required by law. In such event, St. Joe shall give FEC and its counsel reasonably appropriate advance opportunity to review such documents and shall consider in good faith any comments FEC timely delivers to St. Joe with respect to such information. FEC agrees to cooperate with St. Joe in the preparation of, and provide any information reasonably requested by St. Joe for inclusion in, such mailing. St. Joe and FEC will prepare, and FEC will, to the extent required under applicable law, file with the SEC any such documentation, including any no-action letters or other requests for interpretive or regulatory assistance, if any, which St. Joe reasonably determines are necessary or desirable to effectuate the Distribution and the other transactions contemplated hereby and by the Articles of Merger and St. Joe and FEC shall each use all reasonable efforts to cooperate with each other with respect thereto and to obtain all necessary approvals from the SEC with respect thereto as soon as practicable.

         (f) Actions Regarding Securities Laws. St. Joe and FEC shall take all such action as may be necessary or appropriate under the securities or blue sky laws of the United States (and any comparable laws under any foreign jurisdiction) in connection with the Distribution, the Recapitalization and the other transactions contemplated hereby and by the Articles of Merger.

         (g) Listing of Class B Common Stock. FEC shall prepare and file, and shall use all reasonable efforts to have approved, an application for the listing on the NYSE of the Class B Common Stock to be distributed in the Distribution, subject to official notice of issuance. St. Joe shall provide, upon request by FEC, information reasonably necessary to FEC for its preparation and filing of such application.

         (h) Opportunity for St. Joe to Review Filings. Until the Distribution Date, FEC agrees that prior to filing with the SEC any report or other document that contains any disclosure relating to the Distribution, this Agreement, the Articles of Merger or any of the transactions contemplated hereby or thereby, it shall give St. Joe and its counsel reasonably appropriate advance opportunity to review such report or other document and shall consider in good faith any comments St. Joe may deliver to FEC with respect to or for inclusion in such report or document.

         (i) No Amendment to Articles or By-Laws of FEC. Prior to the Distribution Date, FEC shall not amend, and the FEC Board of Directors shall not approve any amendment to, FEC's Articles of Incorporation or By-Laws, other than the Amended and Restated Articles of Incorporation and By-Laws of FEC that will become effective upon the filing of the Articles of Merger with the Department of State of the State of Florida in connection with the Recapitalization.

         (j) St. Joe Vote in Favor of Transactions. St. Joe hereby agrees to be present in person or by proxy at each and every stockholders meeting of FEC at which any aspect of the transactions contemplated by this Agreement are submitted to the stockholders of FEC for consideration at such meeting, and to vote, or cause to be voted, all shares of FEC Common Stock owned directly or indirectly by it and its Subsidiaries in accordance with the recommendation of the Board of Directors of FEC referred to in Section 4.3(c) in favor of the Recapitalization and related transactions; provided that the Recapitalization and such related transactions are to become effective solely upon the Declaration of the Distribution; and similarly to execute any written consent submitted to stockholders by FEC in favor of the Recapitalization and related transactions.

         (k) Creation of Merger Sub; Contribution of Shares. St. Joe shall (i) incorporate Merger Sub and (ii) contribute the shares of FEC Common Stock held by Delaware Sub as of the date hereof to Merger Sub, subsequent to the Delaware Sub Merger and prior to the Declaration Date.

         (l) Opportunity to Review Releases. In addition to the limitations in
Section 4.3(h) above, each of St. Joe and FEC agrees that no public release or announcement concerning the Distribution, the Recapitalization or the transactions contemplated by this Agreement or the Articles of Merger shall be issued by either party without the prior written consent of the other (which shall not be unreasonably withheld), except as such release or announcement may be required by law, in which case the party required to make the release or announcement shall use all reasonable efforts to allow each other party reasonable time to comment on each release or announcement in advance of such issuance.

         (m) Senior FEC Employee Consents. FEC shall use all reasonable efforts to obtain from each of Robert W. Anestis (Chairman, President and Chief Executive Officer of FEC), Robert F. MacSwain (Executive Vice President Special Projects of FEC), John D. McPherson (Chief Operating Officer of FEC), Heidi J. Eddins (Senior Vice President, General Counsel and Secretary of FEC) and Robert Nazarian (Executive Vice President and Chief Financial Officer of FEC) a letter agreement in favor of St. Joe in the form attached as Exhibit E hereto (the "Senior FEC Employee Consents").

         (n) Efforts to Obtain Consents. Each of St. Joe and FEC shall use all reasonable efforts to obtain all of the consents, waivers or authorizations required in connection with the completion of the Recapitalization and the Distribution from any third party or Governmental Authorities;

         (o) Efforts to Oppose Contrary Orders, Injunctions and Decrees. Each of St. Joe and FEC shall use all reasonable efforts to procure that no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Distribution, the Recapitalization and the other transactions contemplated hereby and by the Articles of Merger shall be in effect;

         (p) Filing of Press Release. St. Joe and FEC will issue jointly, prior to 8:30 a.m. New York City time, on October 27, 1999, the press release attached as Exhibit F to this Agreement.

         (q) Preparation and Filing of Form 8-A. FEC shall prepare and file the Form 8-A (which may include or incorporate by reference information contained in the Proxy Statement) with the Commission as promptly as practicable following the date hereof, and shall use all reasonable efforts to cause the Form 8-A to become effective under the Exchange Act immediately following the consummation of the Recapitalization or as soon thereafter as practicable. St. Joe shall provide, upon request by FEC, information reasonably necessary to FEC for its preparation and filing of such Form 8-A. FEC shall give St. Joe and its counsel reasonably appropriate advance opportunity to review the Form 8-A and all responses to requests for additional information by and replies to comments of the SEC with respect thereto, and shall incorporate therein any reasonable comments St. Joe may timely deliver to FEC with respect thereto, before such Form 8-A, response or reply is filed with or sent to the SEC.

         (r) Approval of Rights Plan. FEC shall use its best efforts to effect the adoption of the Rights Plan; provided, however, that, FEC's Board of Directors shall not be required to effect the adoption of the Rights Plan if it determines in good faith, based upon the advice of outside counsel, that the adoption of such Rights Plan would not be in compliance with its fiduciary duties under applicable law.

         (s) Reasonable Efforts. Without limiting any other obligations hereunder, each of St. Joe and FEC will cooperate with each other and use (and shall cause their respective Affiliates directors, officers, employees and agents to use) all their respective reasonable efforts to take or cause to be taken all actions, including executing any further documents and making other filings with Governmental Authorities, and to do or cause to be done all things, necessary or advisable in order to consummate and make effective, as promptly as practicable after the date hereof, the transactions contemplated hereby and by the Articles of Merger, including the satisfaction, but not waiver, of all applicable conditions.

         SECTION 4.4 Taxes: Cooperation; Right to Supplemental Ruling; Preservation of Rulings. (a) St. Joe and FEC will cooperate and take any and all actions reasonably requested of each other in the preparation and filing of an application for the IRS Ruling. In addition, St. Joe will have the right to obtain, and FEC will have the right, after the original IRS Ruling has been issued by the IRS, to require St. Joe to seek to obtain, a supplemental private letter ruling from the IRS in connection with the Distribution and any related transactions, or any similar ruling issued by any Tax Authority other than the

IRS in connection with the Distribution (an "IRS Supplemental Ruling") as St. Joe or FEC determines, is necessary to effect the tax treatment of the Distribution contemplated by this Agreement. If either party determines that an IRS Supplemental Ruling shall be requested pursuant to this Section 4.4(a), that other party will cooperate with the requesting party and take any and all actions reasonably requested by the requesting party in connection with obtaining the IRS Supplemental Ruling (including, without limitation, by making any representation or covenant or providing any materials or information requested by any Tax Authority). On or prior to the Distribution Date, each of St. Joe and FEC shall take those actions and consummate those other transactions in connection with the Distribution that are contemplated by the IRS Ruling, the ruling request therefor or any related submissions by St. Joe to the IRS (which shall have been reviewed by FEC), including, to the extent applicable, the IRS Supplemental Ruling and the request therefor.

         (b) FEC will not take or fail to take, or permit, to the extent it is in FEC's power to prevent such actions, any FEC affiliate to take or fail to take, any action, where such action or inaction would be inconsistent with any material, information, covenant or representation in the IRS Ruling, any Ruling Documents, any IRS Supplemental Ruling or any IRS materials, appendices and exhibits submitted or filed therewith (the "Supplemental Ruling Documents").

         (c) FEC will not take or fail to take, or permit, to the extent it is in FEC's power to prevent such actions, any of its affiliates to take or fail to take, any action or inaction after the Distribution that could reasonably be expected to prevent the Distribution from qualifying as a tax-free distribution under Section 355 of the Code. In addition, FEC will not take or fail to take, or permit any of its affiliates to take or fail to take, any action or inaction after the Distribution that could reasonably be expected to have a material adverse impact on the known tax consequences of the Distribution to St.
Joe.

         (d) Other than as contemplated by this Agreement or the Articles of Merger (including the exhibits thereto), FEC will make no amendment or changes to its Articles of Incorporation or Bylaws that would affect the composition or size of its Board of Directors, the manner in which its Board of Directors is elected, and the duties and responsibilities of its Board of Directors unless FEC obtains an IRS Supplemental Ruling in conjunction with St. Joe pursuant to
(a) above that such amendment will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such amendment will not affect the treatment of the Distribution under Section 355 of the Code.

         (e) Other than as contemplated by this Agreement or the Articles of Merger (including the exhibits thereto), FEC will not propose a plan of recapitalization or amendment to its Articles of Incorporation, or any other action providing for any of the following, unless (i) the IRS Ruling provides or (ii) FEC obtains an IRS Supplemental Ruling in conjunction with St. Joe pursuant to (a) above that provides that such recapitalization or amendment will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such recapitalization or amendment will not affect the treatment of the Distribution under Section 355 of the Code:

                  i. The conversion of shares of any class of FEC stock into a different class of FEC stock.

                  ii. A change in the absolute or relative voting rights of any class of FEC stock from the rights existing at the time of the Distribution.

                  iii. Any other action having an effect similar to that
                       described in (i) or (ii).

         (f) Until the first day after the two-year anniversary of the
Distribution:

                  i. FEC will continue to conduct the active trade or business relied upon in the IRS Ruling (the "Active Trade or Business") in a manner that satisfies the requirement of
                       Section 355(b) of the Code.

                  ii. Unless FEC obtains an IRS Supplemental Ruling in conjunction with St. Joe pursuant to (a) above that the following action or actions will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such action or actions will not affect the treatment of the Distribution under Section 355 of the Code, FEC will not do either of the following:

                       (A) Liquidate, dispose of, or otherwise discontinue the
                           conduct of any portion of the Active Trade or Business.

                       (B) Dispose of any business or Assets that would cause
                           FEC to be operated in a manner inconsistent in any material respect with the business purposes for the Distribution as set forth in the Ruling Documents.

         (g) During the two-year period following the Distribution, FEC will conduct the Active Trade or Business primarily through officers and employees of FEC or its subsidiaries (and not primarily through independent contractors) who are not also officers or employees of St. Joe or its Affiliates.

         (h) During the two-year period following the Distribution, FEC will not, and will not undertake to, voluntarily dissolve or liquidate, or liquidate, dispose of, or otherwise discontinue the conduct of any portion of the Active Trade or Business if such liquidation, disposition or discontinuation of the Active Trade or Business would cause a dissolution or liquidation of FEC, and except in the ordinary course of business, neither FEC nor any Subsidiaries of FEC will sell, transfer, or otherwise dispose of, or agree to dispose of, Assets (including, for such purpose, any capital stock of such subsidiaries) that, in the aggregate, constitute more than (x) sixty percent (60%) of the gross Assets of FEC or (y) sixty percent (60%) of the consolidated gross Assets of FEC and such subsidiaries, unless prior to the consummation of such transaction FEC obtains an IRS Supplemental Ruling in conjunction with St. Joe pursuant to (a) above that such transaction will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such transaction will not affect the treatment of the Distribution under Section 355 of the Code.

         (i) FEC will not reacquire its shares during the two-year period following the distribution unless FEC obtains an IRS Supplemental Ruling in conjunction with St. Joe pursuant to (a) above that such reacquisition will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such reacquisition will not affect the treatment of the Distribution under Section 355 of the Code, except if the reacquisition meets all of the following conditions:

                  i.   The reacquisition is for a corporate business purpose;

                  ii.  The stock acquired is widely held;

                  iii. The acquisition is made on the open market;

                  iv. There is no plan or intention to reacquire more than twenty percent (20%) of FEC stock by vote or value.

         (j) Until the first day after the two-year anniversary of the Distribution FEC will not enter into any proposed stock issuance transaction (other than in employee related issuances in the ordinary course of business) if, as a result of such proposed stock issuance transaction, FEC would issue a number of shares of FEC stock that, when aggregated with all other shares of FEC stock issued pursuant to any stock issuance transaction or transactions occurring prior to or simultaneously with such proposed stock issuance transaction, would cause either: (a) the number of shares of Class B Common

Stock distributed to the shareholders of St. Joe in the Distribution to constitute less than eighty percent (80%) of the total combined voting power of all outstanding FEC voting stock with respect to the election of directors of FEC or (b) the issuance of outstanding shares of any class or series of FEC stock other than stock of FEC entitling the holders thereof to vote, unless FEC obtains an IRS Supplemental Ruling that such transaction will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such transaction will not affect the treatment of the Distribution under
Section 355 of the Code.

         (k) Until the first day after the two-year anniversary of the Distribution, FEC will not enter into any proposed stock buyback transaction if, as a result of such proposed stock buyback transaction the then outstanding shares of Class B Common Stock would constitute less than eighty percent (80%) of the total combined voting power of all outstanding voting stock of FEC with respect to the election of directors, unless FEC obtains an IRS Supplemental Ruling that such transaction will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such transaction will not affect the treatment of the Distribution under Section 355 of the Code. For purposes of the preceding sentence, any option (including an option issued to employees or in connection with the performance of services), warrant or other security that would permit or require a Person to acquire shares of voting stock of FEC or any other FEC capital stock (including the option, right or obligation of FEC or a FEC affiliate to acquire shares of FEC capital stock), or any security convertible into or exchangeable for shares of voting stock of FEC or other FEC capital stock, shall be treated as if it had been fully exercised, converted or exchanged at the time of issuance, whether or not such security is by its terms exercisable at such time.

         (l) Until the first day after the two-year anniversary of the Distribution, FEC shall not enter into (x) any proposed acquisition transaction which, together with all proposed acquisition transactions agreed to or entered into during the two-year period following the Distribution, is of more than 5% of the stock of FEC (in vote or in value) or, (y) to the extent FEC has the right to prohibit any proposed acquisition transaction, permit any proposed acquisition transaction which, together with all proposed acquisition transactions agreed to or entered into during the two-year period following the Distribution, is of more than 5% of the Stock of FEC (in vote or in value), in each case occurring pursuant to any of the following actions:

                  i. The redemption of rights under a stockholders' rights plan;

                  ii. The determination that a tender offer for the stock of FEC is a "permitted offer" or similar permitted acquisition under any such plan or otherwise causing any such plan to be inapplicable or neutralized with respect to any proposed acquisition transaction;

                  iii. The approval of any proposed transaction or transactions involving the acquisition by FEC of another corporation or business or the acquisition by another Person of FEC.

unless prior to the consummation of such proposed acquisition transaction or transactions FEC obtains an IRS Supplemental Ruling that such transaction or transactions will not affect the treatment of the Distribution under Section 355 of the Code or FEC obtains an opinion (reasonably acceptable to St. Joe) of nationally recognized tax counsel that such transaction or transactions will not affect the treatment of the Distribution under Section 355 of the Code.

                                   ARTICLE V.

                               DISPUTE RESOLUTION

         SECTION 5.1 Negotiation. In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement (but not any controversy, dispute or claim in any way relating to or arising from any of the contracts referred to in, or attached as Schedules or Exhibits to, this Agreement), including any claim based on contract, tort, statute or constitution (but excluding any controversy, dispute or claim between a party hereto and a third-party beneficiary hereof) (collectively, "Agreement Disputes"), the general counsels of the Parties shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute; provided such reasonable period shall not, unless otherwise agreed by the Parties in writing, exceed 30 days from the time the Parties begin such negotiations; provided further that in the event of any arbitration pursuant to Section 5.2 below, the Parties shall not assert the defenses of statute of limitations and laches arising for the period beginning after the date the Parties began negotiations hereunder, and any contractual time period or deadline under this Agreement or the Articles of Merger to which such Agreement Dispute relates shall not be deemed to have passed until such Agreement Dispute has been resolved.

         SECTION 5.2 Arbitration. If after such reasonable period such general counsels are unable to settle such Agreement Dispute (and in any event, unless otherwise agreed in writing by the Parties, after 30 days have elapsed from the time the Parties began such negotiations), such Agreement Dispute shall be determined, at the request of any party, by arbitration conducted in New York City, before and in accordance with the then-existing International Arbitration Rules of the American Arbitration Association (the "Rules"). In any dispute between the parties, the number of arbitrators shall be one. Any judgment or award rendered by the arbitrator shall be final, binding and nonappealable

(except upon grounds specified in 9 U.S.C. Sec.10(a) as in effect on the date hereof). If the Parties are unable to agree on the arbitrator, the arbitrator shall be selected in accordance with the Rules; provided that the arbitrator shall be a U.S. national. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation of enforceability of this Article V shall be determined by the arbitrator. In resolving any dispute, the Parties intend that the arbitrator apply the substantive laws of the State of Florida, without regard to the choice of law principles thereof. The Parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The Parties agree to comply with any award made in any such arbitration proceeding that has become final in accordance with the Rules and agree to enforcement of or entry of judgment upon such award, by any court of competent jurisdiction, including (a) the Circuit Court of the State of Florida, Duval County, or (b) the United States District Court for the Middle District of Florida, in accordance with
Section 6.16 hereof. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings, including monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the arbitrator shall not be entitled to award punitive damages. Without limiting the provisions of the Rules, unless otherwise agreed in writing by or among the Parties or permitted by this Agreement, the Parties shall keep confidential all matters relating to the arbitration or the award, provided such matters may be disclosed (i) to the extent reasonably necessary in any proceeding brought to enforce the award or for entry of a judgment upon the award and (ii) to the extent otherwise required by law. Notwithstanding Article 32 of the Rules, the party other than the prevailing party in the arbitration shall be responsible for all of the costs of the arbitration, including legal fees and other costs specified by such Article 32. Nothing contained herein is intended to or shall be construed to prevent any party, in accordance with Article 22(3) of the Rules or otherwise, from applying to any court of competent jurisdiction for interim measures or other provisional relief in connection with the subject matter of any Agreement Disputes.

         SECTION 5.3 Continuity of Performance. Unless otherwise agreed in writing, the Parties will continue to honor all other commitments under this Agreement and the Articles of Merger during the course of arbitration or other dispute resolution pursuant to the provisions of this Article V with respect to all matters not subject to such dispute, controversy or claim.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         SECTION 6.1 Complete Agreement; Construction. This Agreement and the Articles of Merger, including the Exhibits and Schedules hereto and thereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

         SECTION 6.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

         SECTION 6.3 Survival of Agreements. Except as otherwise expressly contem plated by this Agreement, all covenants, representations, warranties and agreements of the Parties contained in this Agreement shall survive the Distribution Date.

         SECTION 6.4 Expenses. All costs and expenses incurred in connection with the preparation, execution, delivery and implementation of this Agreement and the Articles of Merger, and the Distribution and the other transactions contemplated hereby and thereby shall be charged to and paid by the party incurring such costs and expenses.

         SECTION 6.5 Notices. All notices and other communications hereunder shall be in writing, shall be effective when received, and shall in any event be deemed to have been received (i) upon hand delivery, (ii) three (3) days after deposit in U.S. mail, postage prepaid, for first class delivery, (iii) one (1) business day following the business day of timely deposit with Federal Express or similar carrier, freight prepaid, for next business day delivery, and (iv) one (1) business day after the date of the transmission if sent by facsimile; provided that confirmation of transmission and receipt is confirmed and copy is promptly sent by first class mail, postage prepaid, and shall be sent to each party at the following respective address (or at such other address for a party as shall be specified by like notice):

         To St. Joe:

         The St. Joe Company
         1650 Prudential Drive
         Jacksonville, FL 32207
         Telecopy: 904 858-5265
         Attn: Robert Rhodes
         with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, NY 10004
         Telecopy: 212 558-3588
         Attn: Donald Walkovik

         To FEC:

         Florida East Coast Industries, Inc..
         One Malaga Street
         St. Augustine, FL 32084
         Telecopy: 904 826-2379
         Attn: Heidi Eddins

         with a copy to:

         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, NY 10017
         Telecopy: 212 450-4800
         Attn: Winthrop Conrad, Jr.

         SECTION 6.6 Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

         SECTION 6.7 Amendments. Subject to the terms of Section 6.10 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the parties, and in the case of FEC, approved by a majority of the directors of FEC independent of St. Joe and its Affiliates..

         SECTION 6.8 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other party hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

         SECTION 6.9 Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

         SECTION 6.10 Termination. (a) Prior to the filing of the Articles of Merger, this Agreement may be terminated

                  (i)  by St. Joe and FEC by mutual consent;

                  (ii) upon 15 days' written notice to the other Party, by St. Joe or FEC if the other Party is materially in breach of, or has materially failed to comply with, any of its representations, warranties, covenants or agreements hereunder or in the Articles of Merger and such breach or failure to comply would materially impair the benefits to be derived from the Recapitalization or the Distribution, unless, with respect to any breach or failure to comply which is reasonably susceptible to cure, the Party whose failure or breach it is has effected a cure prior to the end of such 15 day notice period;

                  (iii) by FEC if, following receipt of an Acquisition Proposal, the Board of Directors of FEC in good faith determines, based upon the advice of its outside counsel that it must terminate this Agreement in order to comply with its fiduciary duties under applicable law;

                  (iv) by St. Joe if, following receipt of an Acquisition Proposal which contemplates a transaction in which all shares of FEC Common Stock are to receive equivalent consideration, the Board of Directors of St. Joe in good faith determines, based upon advice of its outside counsel, that it must terminate this Agreement in order to comply with its fiduciary duties under applicable law;

                  (v) by St. Joe if the Board of Directors of FEC shall or shall resolve to (i) not recommend, or withdraw its approval or recommendation of, the Recapi talization, the Articles of Merger, this Agreement or any of the transactions contemplated thereby or hereby,
         (ii) modify any such approval or recommendation in a manner adverse to St. Joe or (iii) approve, recommend or enter into an agreement for any Acquisition Proposal;

                  (vi) by FEC if St. Joe shall or shall resolve to (i) not vote in favor of this Agreement and related transactions as contemplated by
         Section 4.3(j) hereof or (ii) approve, recommend or enter into an agreement for any Acquisition Proposal;

                  (vii) by St. Joe if St. Joe in good faith believes that the IRS Ruling in form and content substantially identical to the rulings requested in the request for the IRS Ruling submitted to the IRS will not be forthcoming prior to the Declaration Date or, in the case of an IRS Supplemental Ruling that is requested prior to the Declaration Date and that is necessary to clarify that material adverse consequences would not attach to St. Joe or its affiliates as a result of the Distribution, that the IRS Supplemental Ruling in form and content substantially identical to the rulings requested in the request for the IRS Supplemental Ruling submitted to the IRS will not be forthcoming prior to the Declaration Date; or

                  (viii) by St. Joe or FEC if the Recapitalization is not consummated by August 1, 2000.

         (b) No party shall have any further liability, except for liabilities then accrued but not discharged, of any kind to any other party or any other Person as a result of the termination of this Agreement under paragraphs (a)
(vii) and (a)(viii) above. After the filing of the Articles of Merger relating to the Recapitalization, this Agreement may not be terminated except by an agreement in writing signed by both Parties.

         SECTION 6.11 Subsidiaries. Each of the parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary, including the merger of Delaware Sub with and into St. Joe pursuant to the Delaware Sub Merger, of such party or by any entity that is contemplated to be a Subsidiary of such party on or after the Distribution Date, except that, for purposes of this Section 6.11, FEC shall not be considered a Subsidiary of St. Joe.

         SECTION 6.12 Third-Party Beneficiaries. Except as provided in Article III relating to Indemnitees, this Agreement is solely for the benefit of the parties and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

         SECTION 6.13 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         SECTION 6.14 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

         SECTION 6.15 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF FLORIDA.

         SECTION 6.16 Consent to Jurisdiction. Without limiting the provisions of Article VI hereof, each of the Parties irrevocably submits to the exclusive jurisdiction of (a) the Circuit Court of the State of Florida, Duval County, and
(b) the United States District Court for the Middle District of Florida, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Middle District of Florida or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Circuit Court of the State of Florida, Duval County. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Florida with respect to any matters to which it has submitted to jurisdiction in this
Section 6.16. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Circuit Court of the State of Florida, Duval County, or (ii) the United States District Court for the Middle District of Florida, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 6.17 Severability; Representations and Warranties Cumulative. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby; provided, however, that the consummation of the Recapitalization is conditioned upon and is not severable from the Distribution, and that the Distribution is not severable from the Recapitalization. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Each representation , warranty, covenant and agreement hereunder shall apply in accordance with its terms, whether or not it may relate to or cover information and matters which are the subject of other representations, warranties, covenants or agreements herein.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.


                                   THE ST. JOE COMPANY

                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                   FLORIDA EAST COAST INDUSTRIES, INC.

                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                      APPENDIX B

         Articles of Merger of [name to be inserted upon incorporation], a Florida corporation ("Merging Corporation"),

                                  with and into

           Florida East Coast Industries, Inc., a Florida corporation
                            ("Surviving Corporation")

         Pursuant to the provisions of Sections 607.1101 and 607.1105 of the Florida Business Corporation Act, the undersigned corporations adopt and the Surviving Corporation delivers for filing the following Articles of Merger for the purpose of merging them into one of such corporations:

         First: The plan of merger attached hereto as Exhibit A (the "Plan of Merger") was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the Florida Business Corporation Act.

         Second: The Surviving Corporation is Florida East Coast Industries, Inc., the corporate name of which will remain the same.

         Third: The Effective Date of the merger described herein shall be the date on which these Articles of Merger are filed with the Florida Department of State.

         Fourth: The Shareholders of each of Merging Corporation and Surviving Corporation adopted the Plan of Merger on ____________, 1999 and __________, 1999 respectively.

         Dated:  _____________, 1999

                                         FLORIDA EAST COAST
                                         INDUSTRIES, INC.

                                         By:_________________________
                                         _________________, President

                                         [name to be inserted upon
                                         incorporation]

                                         By:_________________________
                                         _________________, President

                                    EXHIBIT A

         THIS PLAN OF MERGER ("Plan of Merger"), between FLORIDA EAST COAST INDUSTRIES, INC. ("FEC", and after the Merger (as defined below), the "Surviving Corporation"), a Florida corporation, and [name to be inserted upon incorporation] ("Merger Sub"), a Florida corporation, has been approved, and is hereby filed and made effective pursuant to and as contemplated by that certain Distribution Agreement entered into between FEC and The St. Joe Company ("St. Joe") dated as of October 26, 1999 (the "Distribution Agreement"). The Merger (defined below) is intended to constitute a reorganization within the meaning of
Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   THE MERGER

         SECTION 1.1. The Merger. (a) Effective upon filing with the Department of State of the State of Florida (the "Effective Time") of this Plan of Merger, Merger Sub shall be merged with and into FEC (the "Merger") in accordance with the Florida Business Corporation Act of the State of Florida (the "FBCA"), whereupon the separate corporate existence of Merger Sub shall cease, and FEC shall be the surviving corporation (the "Surviving Corporation").

         (b) At and after the Effective Time, the Merger shall have the effects set forth in the FBCA. Without limiting the foregoing and subject thereto, from and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of FEC and Merger Sub, all as provided under the FBCA.

         SECTION 1.2.  Effect on Capital Stock. At the Effective Time:

         (a) All of the shares of common stock, no par value per share, of Merger Sub outstanding immediately prior to the Effective Time("Merger Sub Common Stock"), shall be converted in the aggregate into and become 19,609,216 fully paid and non-assessable shares of a new Class B Common Stock, no par value per share ("Class B Common Stock") of the Surviving Corporation, and shall have the rights and privileges as set forth in the Surviving Corporation Articles of Incorporation, as amended and restated hereby;

         (b) each of the shares of common stock, no par value per share of FEC ("Common Stock") held by Merger Sub as of the Effective Time (the shares so held, "Contributed Shares") shall automatically be canceled and retired and shall cease to exist, and no stock of the Surviving Corporation or other consideration shall be delivered in exchange therefor;

         (c) each share of Common Stock (other than the shares to be canceled in accordance with Section 1.2(b)) shall be converted, without any action on the part of holders thereof, into one share of a new Class A Common Stock, no par value per share ("Class A Common Stock"), shall remain issued and outstanding and shall have the rights and privileges as set forth in the Surviving Corporation Articles of Incorporation, as amended and restated hereby; and

         (d) each share of Common Stock that is held in the treasury of FEC shall remain in the treasury of FEC and not be affected by the Merger, except that each share of Common Stock held in the treasury of FEC at the Effective Time shall be converted into one share of new Class A Common Stock and shall have the rights and privileges as set forth in the Surviving Corporation Articles of Incorporation, as amended hereby.

         SECTION 1.3. Share Certificates. (a) As soon aspracticable after the Effective Time,

         (i) the Surviving Corporation shall deliver, or cause to be delivered, to St. Joe, as holder of all oustanding Merger Sub Common Stock prior to the Effective Time, a number of certificates issued in the names of such persons, in each case, as St. Joe shall direct, representing in the aggregate 19,609,216 shares of Class B Common Stock which St. Joe has the right to receive upon conversion of shares of Merger Sub Common Stock pursuant to the provisions of
Section 1.2(a) hereof;

         (ii) the Surviving Corporation shall cancel the share certificate or certificates representing the shares of Common Stock owned directly by Merger Sub; and

         (iii) the share certificates representing shares of Common Stock which are to be converted into shares of new Class A Common Stock and remain issued and outstanding under Section 1.2(c) hereof or that remain treasury shares under
Section 1.2(d) hereof, shall represent new Class A Common Stock but such certificates shall not be exchanged for certificates specifically referring to the new Class A Common Stock and shall represent an equal number of shares of new Class A Common Stock of the Surviving Corporation without physical substitution of share certificates of the Surviving Corporation for such existing share certificates of FEC.

         (b) Any dividend or other distribution declared or made with respect to any shares of capital stock of FEC, whether the record date for such dividend or distribution is before or after the Effective Time, shall be paid to the holder of record of such shares of capital stock on such record date, regardless of whether such holder has received certificates representing Class B Common Stock pursuant to Section l.3(a)(i).

                                   ARTICLE II

              ORGANIZATIONAL DOCUMENTS OF THE SURVIVING CORPORATION

         SECTION 2.1. Articles of Incorporation. At the Effective Time, the Articles of Incorporation of FEC as in effect immediately prior to the Effective Time shall be amended and restated in their entirety as set forth in Exhibit A-l hereto (the "Surviving Corporation Articles of Incorporation").

         SECTION 2.2. By-laws. The By-laws of FEC as in effect immediately prior to the Effective Time shall be amended and restated in their entirety as set forth in Exhibit A-2 hereto (the "Surviving Corporation By-laws").

         SECTION 2.3. Directors and Officers. From and after the Effective Time, until the earlier of their removal or resignation or until their successors are duly appointed and qualified in accordance with applicable law and the Surviving Corporation By-laws, the directors of FEC shall be the directors of the Surviving Corporation. From and after the Effective Time, until the earlier of their removal or resignation or until their successors are duly appointed and qualified in accordance with applicable law and the Surviving Corporation By-laws, the officers of FEC shall be the officers of the Surviving Corporation.

                                   ARTICLE IV

                  RIGHTS OF PARTIES WITH RESPECT TO THE MERGER

         SECTION 4.1. Rights of Parties with Respect to the Merger. All rights and obligations as between any of St. Joe, FEC and Merger Sub with respect to the Merger, are set forth in the Distribution Agreement.

                                                                      APPENDIX C

                             SHAREHOLDERS AGREEMENT

                                   dated as of

                                October 26, 1999

                                      among

                       ALFRED I. DUPONT TESTAMENTARY TRUST

                               NEMOURS FOUNDATION

                                       AND

                       FLORIDA EAST COAST INDUSTRIES INC.

                                TABLE OF CONTENTS

                                  -------------

                                                                            PAGE
                                                                            ----

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.01.  Definitions................................................2

                                    ARTICLE 2
                      RESTRICTIONS ON TRANSFER AND PURCHASE

     SECTION 2.01.  General....................................................4
     SECTION 2.02.  Restrictions on Transfers..................................4
     SECTION 2.03.  Indemnification by Shareholders............................5
     SECTION 2.04.  Restrictions on Purchase...................................5

                                    ARTICLE 3
                               REGISTRATION RIGHTS

     SECTION 3.01.  Demand Registration........................................6
     SECTION 3.02.  Piggyback Registration.....................................8
     SECTION 3.03.  Holdback Agreements........................................9
     SECTION 3.04.  Registration Procedures....................................9
     SECTION 3.05.  Indemnification by the Company............................13
     SECTION 3.06.  Indemnification by Participating Shareholder..............14
     SECTION 3.07.  Conduct of Indemnification Proceedings....................15
     SECTION 3.08.  Contribution..............................................16
     SECTION 3.09.  Participation in Public Offering..........................17
     SECTION 3.10.  No Transfer of Registration Rights........................17

                                    ARTICLE 4
                                  MISCELLANEOUS

     SECTION 4.01.  Approval of Rights Plan...................................18
     SECTION 4.02.  Entire Agreement..........................................18
     SECTION 4.03.  Binding Effect; Benefit...................................18
     SECTION 4.04.  Assignability.............................................18
     SECTION 4.05.  Amendment; Waiver; Effectiveness..........................18
     SECTION 4.06.  Notices...................................................19
     SECTION 4.07.  Headings..................................................20
     SECTION 4.08.  Counterparts..............................................20
     SECTION 4.09.  Applicable Law............................................20
     SECTION 4.10.  Specific Enforcement......................................20
     SECTION 4.11.  Severability..............................................21

                             SHAREHOLDERS AGREEMENT


         AGREEMENT dated as of October 26, 1999 by and among Florida East Coast Industries, Inc. a Florida Corporation (the "Company"), the Alfred I. duPont Testamentary Trust (the "Trust") and The Nemours Foundation, a Florida corporation (the "Foundation").

                              W I T N E S S E T H :

         WHEREAS, the Company and The St. Joe Company, a Florida corporation ("St. Joe"), have entered into a Distribution and Recapitalization Agreement dated as of the date hereof (the "Distribution Agreement"; capitalized terms contained herein and not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement);

         WHEREAS, subject to the terms of the Distribution Agreement, the Company and St. Joe will effect the Recapitalization pursuant to which, inter alia, (i) each outstanding share of the Common Stock, no par value, of the Company ("Old Common Stock"),other than shares of Common Stock of the Company beneficially owned by St. Joe, will be re-designated as Class A Common Stock (the "Class A Stock") and (ii) each outstanding share of Old Common Stock beneficially owned by St. Joe will be exchanged for one share of a new series of Class B Common Stock, no par value, of the Company (the "Class B Stock" and together with the Class A Common Stock, "Common Stock");

         WHEREAS, subject to the terms of the Distribution Agreement, St. Joe will effect the Distribution pursuant to which St. Joe will distribute to its stockholders on the Distribution Date all of the shares of Class B Stock received in connection with the Recapitalization;

         WHEREAS, the Trust is the holder of 49,643,292 shares of Common Stock of St. Joe and will therefore receive shares of Class B Common Stock in the Distribution;

         WHEREAS, the Foundation is the holder of 2,232,408 shares of Common Stock of St. Joe and will therefore receive shares of Class B Common Stock in the Distribution;

         WHEREAS, the Foundation is the holder of 1,800,896 shares of Old Common Stock which will be re-designated into 1,800,896 shares of Class A Common Stock upon consummation of the Recapitalization;

         WHEREAS, the parties hereto desire to enter into this Agreement in order to preserve the tax-free nature of the Distribution and to govern certain of their rights, duties and obligations after consummation of the Distribution.

         NOW, THEREFORE, the parties hereto agree as follows,

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company and no individual trustee of the Trust or individual director of the Foundation, acting in his or her individual or separate corporate capacity and not in concert with any other trustee of the Trust, director of the Foundation or shareholder of the Company, shall be deemed an Affiliate of the Trust or an Affiliate of the Foundation solely by virtue of his or her position as a trustee or director of such entity. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Beneficially Own" shall have the meaning set forth in Rule 13d-3 of the Exchange Act.

         "Board" means the board of directors of the Company.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Company Securities" means any securities issued by the Company including, but not limited to, the Common Stock.

         "Equity Securities" means Common Stock, securities convertible into or exchangeable for Common Stock and options, warrants or other rights to acquire Common Stock.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Financial Expert" means a nationally recognized investment banking firm that specializes in providing valuation and valuation related services selected by the Company.

         "Original Shares" means (i) shares of Class A Common Stock currently owned by either of the Shareholders as of the date hereof, (ii) those shares of Class B Common Stock received by the Shareholders in connection with the Distribution and (iii) any other securities issuable with respect to such shares of Class A Common Stock or Class B Common Stock by way of stock dividend or stock split or in connection with a merger, recapitalization, consolidation, combination of shares or other form of reorganization.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Preferred Stock" means any shares of preferred stock of the Company issued after the date hereof.

         "Public Offering" means any primary or secondary public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

         "Registration Expenses" means (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.04(i) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Shares Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter", and (viii) any other fees and expenses customarily paid by issuers in connection with public offerings provided, however, that the term "Registration Expenses" shall not include any underwriting fees, discounts or commissions attributable to the sale of

Original Shares, or any out-of-pocket expenses of the Shareholders or any fees and expenses of underwriter's counsel.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shareholder" means each of the Trust and the Foundation, so long as such Person shall beneficially own any Common Stock.

         "Shares" means shares of Class B Stock held by the Shareholders.

         "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Underwritten Public Offering" means a firmly underwritten Public Offering of securities of the Company pursuant to an effective registration statement under the Securities Act.

                                    ARTICLE 2
                      RESTRICTIONS ON TRANSFER AND PURCHASE

         SECTION 2.01. General. (a) Each Shareholder agrees that it will not, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("transfer") any Common Stock (or solicit any offers to buy or otherwise acquire, or take a pledge of any Common Stock) except in compliance with the Securities Act and the terms and conditions of this Agreement.

          (b) Any attempt to transfer any Common Stock not in compliance with this Agreement shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted transfer.

          SECTION 2.02.  Restrictions on Transfers.

          (a) Neither Shareholder may transfer, agree to transfer or negotiate regarding a transfer or agreement to transfer any shares of Common Stock during the time period beginning on the date of this Agreement and ending six months after the Distribution Date (the "Six-month Anniversary").

          (b) Any time after the Six-month Anniversary until the date which is two years after the Distribution Date (the "Two-year Anniversary"), the Shareholders may transfer, in one transaction or in a series of transactions, up to an aggregate for all such transfers of the number of shares of Common Stock equal to 10% of the total number of shares of Common Stock as are outstanding immediately upon consummation of the Distribution. At any time after the Two-year Anniversary, each Shareholder may transfer, agree to transfer or negotiate regarding a transfer or agreement to transfer any of its shares of Common Stock.

          (c) Other than the transfers permitted by Section 2.02(b) of this Agreement, neither Shareholder may transfer, agree to transfer or negotiate regarding a transfer or agreement to transfer any shares of Common Stock during the time period beginning six months after the date of the Distribution and ending two years after the date of the Distribution unless such Shareholder receives a ruling from the Internal Revenue Service or an opinion of nationally recognized tax counsel, reasonably satisfactory to the Company, to the effect that the transfer of such Common Stock will not be treated as part of a "plan" or "series of related transactions" involving the Distribution within the meaning of Section 355(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulations thereunder.

         SECTION 2.03. Indemnification by Shareholders. In addition to the rights of the Company under Section 4.10 hereof, each Shareholder shall severally and not jointly indemnify, defend and hold harmless the FEC Indemnitees from and against any and all Liability (including (i) any liability for which the Company may be obligated to indemnify the St. Joe Indemnitees under the Distribution Agreement relating to the application of Section 355 of the Code because of a failure to comply with the restrictions or transfer in
Section 2.02 hereof and (ii) any lost financing or other corporate opportunity of the Company related to the Company's inability to issue stock or engage in a transaction without violating Section 355 of the Code to the extent that the Company could have issued such stock or engaged in such transaction without so violating Section 355 had there not been a violation by the Shareholders of this
Article 2) to which the FEC Indemnitees may become subject, arising from any failure by such Shareholder to comply with its obligations under Article 2 of this Agreement.

         SECTION 2.04. Restrictions on Purchase. (a) Subject to Section 2.04(b), until the date which is three years after the Distribution Date, neither Shareholder nor any of their respective Affiliates (nor any Person acting on behalf of or in concert with either Shareholder or either Shareholder's respective Affiliates) may, directly or indirectly, (i) acquire or agree to acquire any voting securities of the Company or (ii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange
Act) with respect to any voting securities of the Company.

          (b) If at any time after the Distribution Date the Company issues any shares of Class B Common Stock, Section 2.04(a)(i) shall not restrict either Shareholder or any of their respective Affiliates to the extent (and only to the extent) that such Person acquires shares of Class B Common Stock solely to maintain the same percentage ownership of the then outstanding shares of Class B Common Stock as such Person owned immediately prior to the issuance by the Company of shares of Class B Common Stock.

         (c) From the date hereof until the Distribution is consummated, neither Shareholder nor any of their respective Affiliates (nor any person acting on behalf of or in concert with either Shareholder or either Shareholder's respective Affiliates) may, directly or indirectly, acquire or agree to acquire any shares of capital stock of St. Joe.

                                    ARTICLE 3
                               REGISTRATION RIGHTS

         SECTION 3.01. Demand Registration. (a) Subject to Article 2 hereof, if the Company receives a written request by either or both Shareholders (a "Demanding Shareholder") that the Company effect a registration under the Securities Act of all or a portion of the Shareholder's Original Shares, and specifying the intended method of disposition thereof, the Company will use its best efforts to effect, as expeditiously as possible, the registration (a "Demand Registration") under the Securities Act of such Original Shares. It is understood that one Demand Registration may cover Original Shares of both Demanding Shareholders.

          (b) Notwithstanding Section 3.01(a) and subject to Article 2, the Company shall not be obligated to effect more than three Demand Registrations and the Company shall not be obligated to effect a Demand Registration unless the aggregate proceeds expected to be received from the sale of the Original Shares requested to be included in such Demand Registration, in the reasonable opinion of a Financial Expert exercised in good faith, have a fair market value of at least $50 million (provided that in connection with a Demand Registration pursuant to which the Demanding Shareholder intends to sell all but not less than all of its remaining Original Shares, the expected aggregate proceeds of such registration may be less than $50 million unless, in the opinion of the Company, such lesser amount is not reasonable in light of the expected Registration Expenses or does not have a reasonable likelihood of being successfully sold). In no event will the Company be required to effect more than one Demand Registration within any six-month period.

          (c) A registration requested pursuant to this Section 3.01 shall not be deemed to have been effected (and therefore not requested for purposes of the limitations in Section 3.01(b) on the number of the registrations that can be made pursuant to Section 3.01(a)), (i) unless a registration statement with respect thereto has become effective under the Securities Act and has remained effective for a period of at least 180 days (or such shorter period in which all Original Shares included in such registration statement have actually been sold thereunder), provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Demanding Shareholder (other than a refusal to proceed based upon the advice of counsel relating to a material adverse change in, or other material development relating to, the business properties, financial conditions or results of operations of the Company) shall be deemed to have been effected by the Company at the request of the Demanding Shareholder unless the Demanding Shareholder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has becomes effective, such registration statement becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by the Demanding Shareholder.

          (d) The Company will pay all Registration Expenses in connection with any Demand Registration.

          (e) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Company and the Demanding Shareholder that, in its view, the number of Original Shares to be included in such registration (including Common Stock which the Company proposes to be included exceeds the largest number of shares which can be sold without having a materially adverse effect on such offering, including the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering
Size:

                       (A) first, all Original Shares requested to be registered
                by the Shareholders;

                       (B) second, any Common Stock proposed to be registered by
                the Company.

          (f) Upon written notice to the Requesting Shareholder, the Company may postpone effecting a registration pursuant to this Section 3.01 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) a Financial Expert shall advise the Company and the

Demanding Shareholder in writing that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (2) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes would not be in the best interests of the Company.

         SECTION 3.02. Piggyback Registration. (a) Subject to Article 2 hereof, if the Company proposes to register any of its Common Stock in a Public Offering under the Securities Act, whether or not for sale for its own account, it will each such time, subject to the provisions of Section 3.02(b) and Section 3.02(c) hereof, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Shareholders, which notice shall set forth the Shareholders' rights under this
Section 3.02 and shall offer each Shareholder the opportunity to include in such registration statement such number of Original Shares as each such Shareholder may request (a "Piggyback Registration"). Upon the written request of either Shareholder (a "Requesting Shareholder") made within 10 days after the receipt of notice from the Company (which request shall specify the number of Original Shares intended to be disposed of by such Shareholder), the Company will use best efforts to effect the registration under the Securities Act of all Original Shares which the Company has been so requested to register by such Requesting Shareholder, to the extent requisite to permit the disposition of the Original Shares so to be registered; provided that (i) if such registration involves an Underwritten Public Offering, the Requesting Shareholder must sell its Original Shares to the underwriters selected as provided in Section 3.04(h) on the same terms and conditions as apply to the Company, as applicable (taking into account any differences with respect to Class A Stock and Class B Stock), and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this Section 3.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock, the Company shall give written notice to the Requesting Shareholders and, thereupon, shall be relieved of its obligation to register any Original Shares in connection with such registration, provided that the Company shall reimburse each Requesting Shareholder for its reasonable out-of-pocket expenses in connection with such registration. No registration effected under this Section 3.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 3.01 hereof. The Company will pay all Registration Expenses in connection with each registration of Original Shares requested pursuant to this Section 3.02.

          (b) If a registration pursuant to this Section 3.02 involves an Underwritten Public Offering and the managing underwriter advises the Company in writing that, in its view, the number of shares of Common Stock which the Company and the Requesting Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

              (i) first, so much of the Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

              (ii) second, all Original Shares requested to be included in such registration by any Requesting Shareholder pursuant to Section 3.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Requesting Shareholders on the basis of the relative number of Original Shares so requested to be included in such registration).

          (c) If a Requesting Shareholder requests, pursuant to this Section 3.02, the registration of a class of Common Stock different from the class of Common Stock proposed to be registered by the Company and the managing underwriter (if any) advises the Company in writing that, in its view, the inclusion in the offering of such class of Common Stock requested by the Requesting Shareholder will materially adversely effect the success of the proposed offering, the Company shall not be required to include in such offering any shares of the differing class of Common Stock requested by such Requesting Shareholder.

         SECTION 3.03. Holdback Agreements. With respect to each and every firmly underwritten Public Offering, each Shareholder agrees not to effect any public sale or distribution under the Securities Act, of any shares of Common Stock (except for Shares, if any, sold in that Public Offering) during the 7 days prior to the effective date of the applicable registration statement (except as part of such registration) or during the period after such effective date equal to the lesser of: (i) 90 days or (ii) any such other period as the Company, the Demanding Shareholders (if any), the Requesting Shareholders (if any) and the managing underwriters of an Underwritten Public Offering agree).

         SECTION 3.04. Registration Procedures. Whenever a Shareholder requests that any Original Shares be registered pursuant to Section 3.01 or 3.02 hereof, the Company will, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Original Shares in accordance with the intended method of disposition thereof and in connection with any such request.

          (a) The Company will prepare and file with the SEC a registration statement on any form selected by counsel for the Company and which form shall be available for the sale of the Original Shares to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days (or such shorter period in which all of the Original Shares included in such registration statement shall have actually been sold thereunder).

          (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder holding Original Shares covered by such registration statement (each, a "Participating Shareholder") and each underwriter, if any, copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Original Shares owned by such Shareholder. Each Participating Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Participating Shareholder and the Company shall use its best efforts to comply with such request, provided, however that, subject to the last sentence of this paragraph (b), the Company shall not have any obligation to so modify any information if so doing would cause, in the Company's sole discretion, the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will not file any registration statement or amendment thereto or any supplement to which a Participating Shareholder or its underwriter or underwriters, if any, shall reasonable object.

          (c) If any such registration statement refers to a Participating Shareholder by name or otherwise as the holder of any securities of the Company, then the Participating Shareholder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Participating Shareholder, to the effect that the holding by the Participating Shareholder of such securities does not necessarily make the Participating Shareholder a "controlling person" of the Company with the meaning of the Securities Act (if appropriate based on the advice of the Participating Shareholder's counsel and concurrence therewith by counsel to the Company), such holding is not to be construed as a recommendation by the Participating Shareholder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Participating Shareholder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to the Participating Shareholder by name or otherwise is not required by the Securities Act or rules and regulations promulgated thereunder and concurrence with such position by counsel to the Company, the deletion of the reference to the Participating Shareholder.

          (d) In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Participating Shareholders, their underwriter or underwriters, if any, and their respective counsel, financial advisors and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access during normal business hours to its books and records and such opportunities to discus the business of the Company with its officers, legal counsel and the independent public accountants necessary, in the opinion of such Participating Shareholders' and their underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          (e) After the filing of the registration statement, the Company will promptly notify each Participating Shareholder holding Original Shares covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (f) The Company will use its best efforts to (i) register or qualify the Original Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Participating Shareholder holding such Original Shares reasonably (in light of such Participating Shareholder's intended plan of distribution) requests and
(ii) cause such Original Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Shareholder to consummate the disposition of the Original Shares owned by such Participating Shareholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (g) The Company will immediately notify each Participating Shareholder holding such Original Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Original Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Participating Shareholder and file with the SEC any such supplement or amendment.

          (h) In connection with any Demand Registration, the Company shall appoint the managing underwriter, if any, chosen by the Demanding Shareholder, provided that such managing underwriter shall be reasonably satisfactory to the Company. In connection with any other registration statement contemplated by this Article 3, the Company shall be free to choose the managing underwriter, if any, in its sole discretion. The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Original Shares, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

          (i) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any Participating Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Article 3 and any attorney, accountant or other professional retained by any such Participating Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably requested by any such Person, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (j) The Company will furnish to each such Participating Shareholder and to each underwriter, if any, a signed counterpart, addressed to such underwriter and the Participating Shareholders, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority of such Participating Shareholders or the managing underwriter therefor reasonably requests.

          (k) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (l) The Company may require each such Shareholder to promptly furnish in writing to the Company information regarding the distribution of the Original Shares as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          (m) Each such Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.04(g) hereof, such Shareholder will forthwith discontinue disposition of Original Shares pursuant to the registration statement covering such Original Shares until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.04(g) hereof, and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Original Shares at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.04(g) hereof to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 3.04(g) hereof.

         SECTION 3.05. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder holding Original Shares covered by a registration statement, its officers, trustees, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Original Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Original Shares concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder in a timely manner prior to such sale and it was the responsibility of such Shareholder under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense, it being understood that the limitation contained in this provision shall not apply in the case of an Underwritten Public Offering or a Public Offering otherwise effected through a securities agent, broker or dealer where it was the contractual or other legal responsibility of such agent, broker or dealer to deliver to such Person a current copy of the prospectus. The Company also agrees to indemnify any underwriters of the Original Shares, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 3.05.

         SECTION 3.06. Indemnification by Participating Shareholder. Each Shareholder holding Original Shares included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Original Shares, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Sections 3.05 results from the fact that a current copy of the prospectus (as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Original Shares concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense, it being understood that the indemnification contained in this clause (ii) shall not apply in the case of an Underwritten Public Offering or a Public Offering otherwise effected through a securities agent, broker or dealer where it was the contractual or other legal responsibility of such agent, broker or dealer to deliver to such Person a current copy of the prospectus. Each such Shareholder shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless underwriters of the Original Shares, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 3.06. As a condition to including Original Shares in any registration statement filed in accordance with Article 3 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         SECTION 3.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 3, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses as incurred, including reasonable costs of investigation; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         SECTION 3.08. Contribution. If the indemnification provided for in this
Article 3 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Participating Shareholders and their related Indemnified Parties on the one hand and the underwriters and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Participating Shareholders on the one hand and the underwriters on the other, from the offering of the Participating Shareholders' Original Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Participating Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company and their related Indemnified Parties on the one hand and each Participating Shareholder and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Participating Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. Any contribution by a Participating Shareholder shall be several in the proportion that the number of Original Shares of such Participating Shareholder sold pursuant to the registration statement giving rise to the contribution obligation bears to the total number of shares sold by all Participating Shareholders pursuant to such registration statement. The relative benefits received by the Company and such Participating Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Participating Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Participating Shareholder on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Participating Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 3.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.08, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to Common Stock purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Participating Shareholder shall be required to contribute any amount in excess of the amount by which the total proceeds received in respect of the Original Shares of such Participating Shareholder (without deduction for any underwriting discount) exceeds the amount of any damages which such Participating Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Participating Shareholder's obligation to contribute pursuant to this Section
3.08 is several in the proportion that the proceeds of the offering received by such Participating Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

         SECTION 3.09. Participation in Public Offering. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

         SECTION 3.10. No Transfer of Registration Rights. None of the rights of Shareholders under this Article 3 shall be assignable by any Shareholder other than to a Person acquiring at least four million shares of Class B Stock, provided that such assignment is in form and substance reasonably acceptable to the Company and that under no circumstances shall the Company be required under this Agreement to effect more than three Demand Registrations in the aggregate.

                                    ARTICLE 4
                                  MISCELLANEOUS

         SECTION 4.01. Approval of Rights Plan. The Shareholders each acknowledge that, as soon as practicable after the date hereof, the Company will present to the Board for its approval the adoption of a "Rights Plan" (the "Rights Plan") substantially in accordance with the terms attached hereto as Exhibit A. Each of the Shareholders agrees to support, and to use its best efforts to cause each of its respective representatives on the Board, subject to the fiduciary duties of such representatives, to support and vote in favor of, the adoption of the Rights Plan.

         SECTION 4.02. Entire Agreement. This Agreement and the transactions contemplated hereby constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

         SECTION 4.03. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 4.04. Assignability. Other than as permitted by Section 3.10 hereof, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Shareholder.

         SECTION 4.05. Amendment; Waiver; Effectiveness. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board (including at least a majority of the directors who are not Affiliates or designees of either Shareholder) and each of the Shareholders.

          (b) This Agreement (other than Section 2.04(c) and Section 4.01) shall become effective immediately upon the consummation of the Distribution. Section 2.04(c) and Section 4.01 hereof shall become effective immediately upon execution of this Agreement.

         SECTION 4.06. Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation in writing via first class U.S. mail) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice:

                  if to the Company to:

                           Florida East Coast Industries, Inc
                           One Malaga Street
                           St. Augustine, Fl. 32084
                           Attention:   Heidi Eddins
                           Telecopy:    (904) 826-2379


                  with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, New York  10017
                           Attention: Winthrop B. Conrad, Jr.
                           Fax:   (212) 450-4800

                  if to the Trust to:

                           Alfred I. duPont Testamentary Trust
                           Suite 400 du Pont Center
                           1650 Prudential Drive
                           Jacksonville, FL 32202
                           Attention: Chairman
                           Fax: 904-858-3124
with a copy to:

                           McGuire, Woods, Battle & Boothe LLP
                           One James Center
                           901 East Cary Street
                           Richmond, Virginia 23219
                           Attention: William J. Strickland
                           Fax: 804-775-1061

                  if to the Foundation to:

                           The Nemours Foundation
                           Suite 400
                           duPont Center
                           1650 Prudential Drive
                           Jacksonville, Florida 32202
                           Attention: Chairman
                           Fax: 904-858-3124

                  with a copy to

                           McGuire, Woods, Battle & Boothe LLP
                           One James Center
                           901 East Cary Street
                           Richmond, Virginia 23219
                           Attention: William J. Strickland
                           Fax: 804-775-1061

         SECTION 4.07. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 4.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         SECTION 4.09. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to the conflicts of laws rules of such state.

         SECTION 4.10. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

         SECTION 4.11. Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision or provisions shall be interpreted as if it or they were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.




                                    FLORIDA EAST COAST INDUSTRIES, INC


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    ALFRED I. DUPONT
                                        TESTAMENTARY TRUST


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    THE NEMOURS FOUNDATION


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                                                      APPENDIX D



                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                       FLORIDA EAST COAST INDUSTRIES, INC.


--------------------------------------------------------------------------------

         Pursuant to Sections 607.1003 and 607.1007 of the Florida Business Corporation Act, FLORIDA EAST COAST INDUSTRIES, Inc. (the "Corporation") hereby adopts the following Amended and Restated Articles of Incorporation:

                                   ARTICLE I.

                                NAME AND ADDRESS

         The name of the Corporation is FLORIDA EAST COAST INDUSTRIES, Inc. The Corporation's principal office and mailing address is One Malaga Street, St. Augustine, Florida 32084.

                                   ARTICLE II.

                                     PURPOSE

         The Corporation is organized for the purpose of transacting any and all lawful business for corporations organized under the Florida Business Corporation Act (the "FBCA").

                                  ARTICLE III.

                                      TERM

         The duration of the Corporation shall be perpetual.

                                   ARTICLE IV.

                                REGISTERED OFFICE

         The street address of the Corporation's registered office and the name of the registered agent at such office are:

                                  Heidi J. Eddins, Esq.
                                  One Malaga Street
                                  St. Augustine, Florida 32084

                                   ARTICLE V.

                               BOARD OF DIRECTORS

         The Board of Directors shall consist of five (5) or more members, provided that at all times the Board of Directors shall consist of a whole number multiple of five (5) members (subject to vacancies occurring in the ordinary course, which vacancies shall be filled no later than the next annual meeting of the shareholders of the Corporation).

                                   ARTICLE VI.

                                  CAPITAL STOCK

         1. Authorized Stock. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred seventy million (170,000,000) shares, consisting of:

            (a) fifty million (50,000,000) shares of Class A Common Stock, no par value (the "Class A Common Stock");

            (b) one hundred million (100,000,000) shares of Class B Common Stock, no par value (the "Class B Common Stock"); and

            (c) twenty million (20,000,000) shares of Preferred Stock, no par value (the "Preferred Stock").

         2. Common Stock. Except as otherwise expressly provided herein, the Class A Common Stock and the Class B Common Stock shall be identical in all respects, and the relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of Class A Common Stock and Class B Common Stock shall be as follows:

            (a) Cash or Property Distributions. Subject to the rights and preferences of the Preferred Stock as set forth in any resolution or resolutions of the Corporation's Board of Directors (the "Board of Directors"), providing for the issuance of such stock pursuant to this Article VI, and except as otherwise provided for herein, the holders of Class A Common Stock and Class B Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such per share amounts as the Board of Directors may from time to time determine, provided that whenever a dividend is paid, the same dividend shall be paid in respect of each outstanding share of Class A Common Stock and Class B Common Stock.

            (b) Stock Subdivisions and Combinations. The Corporation shall not subdivide, reclassify or combine either Class A Common Stock or Class B Common Stock without at the same time making a proportionate subdivision, reclassification or combination of the other class.

            (c) Voting. Voting power shall be divided between the Class A Common Stock and the Class B Common Stock as follows:

                (i) With respect only to the election of directors, holders of Class A Common Stock and holders of Voting Preferred Stock (as defined below), voting together, shall be entitled to elect that number of directors which constitutes 20% of the authorized number of members of the Board of Directors (or, if such 20% is not a whole number, then the nearest lower whole number of directors that is closest to 20% of such membership) (the "Class A Directors"). Each share of Class A Common Stock shall have one vote for each nominee in the election of the Class A Directors and each share of Voting Preferred Stock shall have a number of votes in the election of the Class A Directors as specified in the resolution or resolutions of the Board of Directors authorizing such Voting Preferred Stock. Holders of Class B Common Stock shall be entitled to elect the remaining directors (the "Class B Directors"). Each share of Class B Common Stock shall have one vote for each nominee in the election of such directors. Holders of Class A Common Stock, Class B Common Stock and Voting Preferred Stock shall be entitled to cumulate their votes for directors. For purposes of this Section (2)(c) and Section (2)(d) of this Article VI, references to the authorized number of members of the Board of Directors (or the remaining directors) shall not include any directors which the holders of any shares of Preferred Stock may have the right to elect upon the failure of the Corporation to pay regular dividends on such Preferred Stock as and when due for a specified period of time. "Voting Preferred Stock" means shares of each series of Preferred Stock upon which the right to vote for directors has been conferred in accordance with Section (3) of this Article VI, except for any right to elect directors which may be provided upon the failure of the Corporation to pay regular dividends on such Preferred Stock as and when due for a specified period of time.

                (ii) At a meeting of shareholders, a Class A Director of the Board of Directors may be removed only for cause by the affirmative vote of the holders of at least a majority of the total voting power of all shares of the Class A Common Stock and the holders of Voting Preferred Stock, voting together as a class, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the Class A Director. A Class A Director may not be removed if the number of votes sufficient to elect the Class A Director by the holders of Class A Common Stock under cumulative voting is voted against his or her removal. At a meeting of shareholders, a Class B Director may be removed only for cause by the affirmative vote of the holders of at least a majority of the total voting power of all shares of Class B Common Stock provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the Class B Director. A Class B Director may not be removed if the number of votes sufficient to elect the Class B Director by the holders of Class B Common Stock under cumulative voting is voted against his or her removal.

                (iii) (A) Notwithstanding any other provision of these Amended and Restated Articles of Incorporation, with respect to the election or removal of directors of the Corporation, if any person or entity or group of persons or entities acting in concert (any such person, entity or group, a "Significant Holder") beneficially owns 15% or more of the outstanding shares of Class B Common Stock, such Significant Holder shall be entitled to vote any shares of Class B Common Stock beneficially owned by such Significant Holder only as follows:

                    (1) Any shares of Class B Common Stock up to the number of such Significant Holder's Applicable Shares (as defined below) may be voted by such Significant Holder in its sole discretion.

                    (2) Any shares of Class B Common Stock in excess of the number of such Significant Holder's Applicable Shares ("Excess Shares") may be voted by such Significant Holder only in accordance with the votes of all other shares of Class B Common Stock by other holders (or, with respect to other holders who are Significant Holders, in accordance only with the votes of Applicable Shares of such Significant Holders) on a pro rata basis for each director candidate.

            (B) A Significant Holder's "Applicable Shares" shall be such number of shares of Class B Common Stock equal to (i) such Significant Holder's Economic Interest (as defined below), (ii) divided by 0.80 and (iii) multiplied by the total number of outstanding shares of Class B Common Stock rounded to the nearest whole number.

            (C) A Significant Holder's "Economic Interest" shall be equal to (i) the number of shares of Class B Common Stock of the Corporation beneficially owned by such Significant Holder, (ii) divided by the total number of shares outstanding of all classes of capital stock of the Corporation immediately upon consummation of the Distribution (as defined in the Distribution Agreement).

            (D) Nothing contained in this Section 2(c)(ii) shall require any shareholder to vote, or limit any shareholder's right not to vote, any shares of Class B Common Stock, provided that if any Significant Holder votes less than all of the shares of Class B Common Stock beneficially owned by such Significant Holder, a portion of such voted shares shall be treated as having been voted as Applicable Shares and a portion of such voted shares shall be treated as having been voted as Excess Shares pro rata with the total number of such Principal Holder's Applicable Shares to Excess Shares.

                (iv) Except as otherwise specifically provided herein, the holders of Class A Common Stock and holders of Class B Common Stock (x) shall in all matters not otherwise specified in Section (2)(c) of this Article VI vote together (including, without limitation, with respect to increases or decreases in the authorized number of shares of any class of Common Stock), with each share of Class A Common Stock and Class B Common Stock having one vote and (y) shall be entitled to vote as separate classes only when required by law to do so under mandatory statutory provisions that may not be excluded or overridden by a provision in these Amended and Restated Articles of Incorporation.

                (v) Except as set forth in this Section (2)(c) of Article VI, the holders of Class A Common Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class B Common Stock is issued and outstanding, and the holders of Class B Common Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class A Common Stock is issued and outstanding.

            (d) Shareholder Vote for Certain Recapitalization. The Corporation may, upon the affirmative vote of at least a majority of the voting power of all shares of the Corporation's capital stock then entitled to vote, voting together as a single class, effect a Recapitalization (a "Recapitalization") of the Corporation pursuant to which all shares of Class A Common Stock and Class B Common Stock will be re-designated as a single class of Common Stock. All such shares of newly designated Common Stock shall be identical in all respects, including with respect to the election or removal of directors. Upon any such Recapitalization, each share of old Class A Common Stock and old Class B Common Stock shall remain issued and outstanding as Common Stock and share certificates evidencing such old shares of Class A Common Stock or old shares of Class B Common Stock shall automatically be deemed to evidence an equal number of shares of newly designated Common Stock (unless and until such share certificates are exchanged for new share certificates).

            (e) Vacancies; Increase or Decreases in Size of the Board of Directors. Any vacancy in the office of a director created by the death, resignation or removal of a director elected by (or appointed on behalf of) the holders of the Class B Common Stock or the holders of the Class A Common Stock and Voting Preferred Stock voting together as a class, as the case may be, may be filled by the vote of the majority of the directors (or the sole remaining director) elected by (or appointed on behalf of) such holders of Class B Common Stock or Class A Common Stock and Voting Preferred Stock (or on behalf of whom that director was appointed), as the case may be, unless there are no such directors, in which case such vacancy may be filled by the vote of the majority of the directors or by the sole remaining director, regardless, in each instance, of any quorum requirements set out in the Corporation's bylaws. Any director elected by some or all of the directors to fill a vacancy shall hold office for the remainder of the full term of the director whose vacancy is being filled and until such director's successor shall have been elected and qualified unless removed and replaced pursuant to Section 2(c)(iii). All newly-created directorships or vacancies resulting from an increase or decrease in the authorized number of directors shall be allocated between Class A Directors and Class B Directors such that at all times the number of directorships reserved for Class A Directors shall be 20% of the authorized number of members of the Board of Directors (or, if such 20% is not a whole number, then the nearest lower whole number of directors that is closest to 20% of such membership) and the remaining directorships are reserved for Class B Directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

            (f) Shareholder Nominations of Director Candidates. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors at an annual or special meeting of shareholders may be made by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2(f) of Article VI, provided that nominations of persons for election to the Board of Directors at a special meeting may be made only if the election of directors is one of the purposes described in the special meeting notice required by Section 607.0705 of the FBCA. Nominations of persons for election at a special meeting, other than nominations made by or at the direction of the Board of Directors, shall be made pursuant to notice in writing delivered to or mailed and received by the Secretary of the Corporation at its principal executive offices not later than the close of business on the tenth (10th) day following the date on which notice of such meeting is given to shareholders or made public, whichever occurs first. Nominations of persons for election at an annual meeting, other that nominations made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Corporation at the principal executive offices of the Corporation not less than sixty (60) days nor more than 180 days prior to the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting, provided that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty (30) calendar days earlier than the date contemplated by the previous year's notice of annual meeting, such notice by the shareholder to be timely must be so delivered or received not later than the close of business on the fifth day following the date on which notice of the date of the annual meeting is given to shareholder or made public, whichever first occurs. Such shareholder's notice to the Secretary shall set forth the following information: (a) as to each person whom the shareholder proposed to nominate for election or re-election as a director at the annual or special meeting, (i) the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee and (iv) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14a promulgated under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice of nominees for election at the annual or special meeting, (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee for election at an annual or special meeting of shareholders to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the requirements of this Section 2(f), and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

            (g) Merger or Consolidation. In case of any consolidation of the Corporation with one or more other corporations or a merger of the Corporation with another corporation, each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation or merger by a holder of a share of Class B Common Stock, and each holder of a share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation or merger by a holder of a share of Class A Common Stock, provided that, in any such transaction, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock may receive different kinds of shares of stock if the only difference in such shares is the inclusion of voting rights which continue the Special Voting Rights (as defined herein). For purposes hereof, "Special Voting Rights" means the different voting rights of the holders of Class A Common Stock, holders of Class B Common Stock and holders of Voting Preferred Stock with respect to the election of the applicable percentage of the authorized number of members of the Board of Directors as described in Section (2)(c)(i) of Article VI.

            (h) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Class A Common Stock and Class B Common Stock shall participate equally per share in any distribution to shareholders, without distinction between classes.

            (i) Internal Revenue Service Ruling. Section 2(d) of Article VI shall be effective only following the receipt of a private letter ruling from the Internal Revenue Service to the effect that the terms of such Section 2(d) will not have any adverse effect on the tax-free nature of the Distribution pursuant to Section 355 of the Internal Revenue Code of 1986, as amended.

         3. Preferred Stock. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Preferred Stock. The Board of Directors is authorized to alter the designation, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Each share of Preferred Stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to Common Stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

                                  ARTICLE VII.

                                     BYLAWS

         In furtherance of and not in limitation of the powers conferred by applicable law, the Board of Directors is expressly authorized to amend or repeal the bylaws of the Corporation or adopt new bylaws of the Corporation by the affirmative vote of at least two-thirds of the entire Board of Directors. In addition to the right of the Board of Directors to amend or repeal the bylaws of the Corporation and in furtherance and not in limitation of the powers conferred by applicable law, the Corporation's shareholders may amend or repeal the bylaws or adopt new bylaws by the affirmative vote of at least two-thirds of the voting power of all shares of the Corporation's capital stock entitled to vote voting together as a single class.

                                  ARTICLE VIII.

                             SHAREHOLDERS' MEETINGS

         1. Call of Special Shareholders Meeting. Except as otherwise required by law, the Corporation shall not be required to hold a special meeting of shareholders of the Corporation unless (in addition to any other requirements of law): (a) the meeting is called by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors; (b) the meeting is called by the Chairman of the Board of Directors or (c) the meeting is called by the holders of not less than 30% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (taking into account the provision of Article VI(2)(c) in the case of a special meeting for the election or removal of directors) by a writing signed, dated and delivered to the Corporation's Secretary containing one or more demands for the meeting and particularly describing the purpose or purposes for which it is to be held. Only business within the purpose or purposes described in the special meeting notice required by section 607.0705 of the FBCA may be conducted at a special shareholders' meeting.

         2. Advance Notice of Shareholder-Proposed Business for Annual Meeting. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Corporation at the principal executive offices of the Corporation, not less than sixty (60) days nor more than one hundred eighty (180) days prior to the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting, provided that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty (30) calendar days earlier than the date contemplated by the previous year's notice of annual meeting, such notice by the shareholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the date on which notice of the date of the annual meeting is given to shareholders or made public, whichever first occurs. Such shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the shareholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the requirements of this Section 2 of Article VIII, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                   ARTICLE IX.

                           WAIVER OF MONETARY DAMAGES

         No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or any other duty as a director, except as provided by Section 607.0831 of the FBCA. If the FBCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the FBCA, as amended. If any of the provisions of this Article IX (including any provision within a single sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                   ARTICLE X.

                                 INDEMNIFICATION

         1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the FBCA (including by any amendment to the FBCA, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, that, except as provided in Paragraph (2) of this Article X, with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending a Proceeding in advance of its final disposition;

provided, that, if the FBCA requires, the payment of such expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Article X or otherwise.

         2. Right of Indemnitee to Bring Suit. If a claim under Paragraph (1) of this Article X is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover payments by the Corporation of expenses incurred by an Indemnitee in defending, in his or her capacity as a director or officer, a Proceeding in advance of its final disposition, the Indemnitee shall be entitled to also be paid the expense of prosecuting or defending such claim. In any action brought by the Indemnitee to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) or by the Corporation to recover payments by the Corporation of expenses incurred by an Indemnitee in defending, in his or her capacity as a director or officer, a Proceeding in advance of its final disposition, the burden of proving that the Indemnitee is not entitled to be indemnified under this Article X or otherwise shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of Indemnitee conduct set forth in the FBCA, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such an action brought by the Indemnitee, be a defense to the action.

         3. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, these Articles of Incorporation, the Corporation's By-Laws, agreement, vote of shareholders or disinterested directors or otherwise.

         4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the FBCA.

         5. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to be paid by the Corporation the expenses incurred in defending any Proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE XI.

                                    AMENDMENT

         The Corporation hereby reserves the right from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation in any manner permitted by law and all rights and powers conferred upon shareholders, directors and officers herein are granted subject to this reservation. Except as provided in Section 2(d) of Article VI (and any amendment to these Amended and Restated Articles of Incorporation necessary to effect the type of Recapitalization described in such Section 2(d)), in addition to any vote otherwise required by law, any amendment, alteration, change or repeal of any provision of Article V, Article VI (other than Section 1 thereof), Article VII, Article VIII, Article XI or Article XII of these Amended and Restated Articles of Incorporation shall require approval of both (a) the Board of Directors by the affirmative vote of a majority of the members then in office and (b) the Corporation's shareholders by the affirmative vote of at least seventy five percent (75.0%) of the voting power of all shares of the Corporation's capital stock then entitled to vote generally in the election of directors, voting together as a single class (taking into account the provisions of Article VI(2)(c)).

                                  ARTICLE XII.

                               NO WRITTEN CONSENT

         Any action required or permitted to be taken at any annual or special meeting of shareholders of the Corporation may be taken only upon the vote of shareholders at a duly convened meeting of shareholders in accordance with these Amended and Restated Articles of Incorporation, and may not be taken by written consent of shareholders.

         IN ACCORDANCE with Sections 607.1003 and 607.1007 of the Florida Business Corporation Act, these Amended and Restated Articles of Incorporation were approved by the shareholders at a duly called meeting held on ____________, 1999. The number of votes cast in favor of the Amended and Restated Articles of Incorporation by the shareholders was sufficient for its approval.

         IN WITNESS WHEREOF, the Secretary of the Corporation has executed these Amended and Restated Articles of Incorporation as of ________________, 1999.



                                          FLORIDA EAST COAST INDUSTRIES, INC.


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title: Secretary

                         CERTIFICATE OF REGISTERED AGENT
                                       OF
                       FLORIDA EAST COAST INDUSTRIES, INC.


         Having been named to accept service of process for FLORIDA EAST COAST INDUSTRIES, INC. at the place designated in the foregoing Amended and Restated Articles of Incorporation, _______________ agrees to act in this capacity and is familiar with and accepts the obligations provided in Section 607.0505 of the Florida Business Corporation Act.




Date: ______________, 1999                       ________________________

                                                                      APPENDIX E

                         AMENDED AND RESTATED BY-LAWS OF
                       FLORIDA EAST COAST INDUSTRIES, INC.


                                   ARTICLE I.
                                     OFFICES

         Section 1.1. Registered Office. The registered office of the Corporation shall be in the City of St. Augustine, County of St. Johns, State of Florida.

         Section 1.2. Corporate Headquarters. The corporate headquarters of the Corporation shall be in the City of St. Augustine, Florida.

         Section 1.3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

                                   ARTICLE II.
                             SHAREHOLDERS' MEETINGS

         Section 2.1. Place of Meetings. Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Florida, as shall be designated from time to time by the Board of Directors or the officer of the Corporation calling the meeting as authorized by the Corporation's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2.2. Annual Meetings. Each annual meeting of shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         Section 3.3. Special Meetings. Special meetings of the shareholders, other than those required by statute, may be called only as provided, and for the purposes specified, in the Articles of Incorporation.

         Section 4.4. Notice of Meeting. Written notice of the place, date, and time of all meetings of the shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each shareholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the

Florida Business Corporation Act, as hereafter amended and modified (the "FBCA"), or the Articles of Incorporation. The notice of a special meeting shall also state the purpose or purposes for which the meeting is called.

         Section 2.5. Quorum; Adjournment. At any meeting of the shareholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting (or, with respect to a meeting for the purpose of electing or removing a director, the holders of a majority of all shares of the class of stock entitled to vote for the election or removal of such director), present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or the Articles of Incorporation. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

         When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         Section 2.6. Proxies and Voting. At any meeting of the shareholders, every shareholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or in such manner as may be prescribed by the FBCA filed in accordance with the procedure established for the meeting.

         Each shareholder shall have one vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided in the Articles of Incorporation or as required by law. Each shareholder shall have the voting rights provided in the Articles of Incorporation.

         All voting, including on the election of directors but excepting where otherwise provided herein or required by law or the Articles of Incorporation, may be by a voice vote; provided, however, that upon demand therefor by a shareholder entitled to vote or such shareholder's proxy, or at the discretion of the chairperson of the meeting, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the shareholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the Board of Directors or the chairperson of the meeting.

         All elections shall be performed in compliance with the Articles of Incorporation.

         Section 2.7. Inspectors. At every election of directors, the officer presiding at the meeting shall appoint Inspectors of Election ("Inspectors of Election") to serve at such meeting. Inspectors of Election need not be shareholders and shall not be directors, officers or employees of the Corporation or candidates for election as directors. It shall be the duty of Inspectors of Election to receive and canvass the votes cast at such meeting and certify the result to the presiding officer. Any two of such Inspectors of Election shall be competent to act. Each

Inspector of Election, before he or she enters on his or her duties of office, shall take and subscribe an oath, before a person authorized to take oaths in the State of Florida, that he or she is qualified to be an Inspector of Election, and that he or she will well, faithfully and truly perform and discharge the duties of such office without fear, bias or discrimination. In all cases where the right to vote any share or shares of stock in the Corporation shall be questioned, it shall be the duty of the Inspectors of Election to examine the transfer books of the Corporation to determine in whose name such shares were registered on the record date. As between conflicting claims of the right to vote any share, the shareholder of record on the record date shall prevail over any proxy, and the proxy of the later date over any proxy of an earlier date. If two proxies bear the same date and the shareholder of record be not present in person, neither proxy shall be entitled to vote.

         Section 2.8. Stock List. A complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order for each class of stock and showing the address of each such shareholder and the number of shares registered in such shareholder's name, shall be open to the examination of any such shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

         The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such shareholder who is present. The stock list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.1. General Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not directed or required by law, the Articles of Incorporation or these By-Laws to be exercised or done by the shareholders.

         Section 3.1.1. Number and Term of Office. The Board of Directors shall consist of ten (10) members elected in accordance with the Articles of Incorporation. The directors shall be elected at the annual meeting of the stockholders by written ballot and each director so elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal in accordance with the Articles of Incorporation.

         Section 3.2. Vacancies. Any vacancy in the office of a director created by the death, resignation or removal of a director elected by (or appointed on behalf of) the shareholders of the Corporation may be filled as provided in the Articles of Incorporation.

         Section 3.3. Presiding Officer. At all meetings of the Board of Directors, the Chairman of the Board of Directors (the "Chairman") or, in his or her absence, the President or, in the absence of both the Chairman and the President, a chairman chosen by a majority of the directors present, shall preside, and the Secretary of the Corporation (the "Secretary") or, in his or her absence, an Assistant Secretary or, in the absence of both, any person appointed by the presiding officer, shall act as secretary.

         Section 3.4. Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Florida. The first meeting of each newly-elected Board of Directors shall be held immediately following the annual meeting of shareholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or facsimile transmission on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 10.2 of these By-Laws.

         Section 3.5. Actions by Directors by Means of Conference Telephone.
The Chairman or the President may call a meeting of the Board of Directors which may participate in the meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Action taken in such matters shall have the same force and effect as any other action of the Board of Directors.

         Section 3.6. Quorum and Vote. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum, and any act of a majority present at a meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present at any meeting may adjourn such meeting from time to time, without any other notice thereof, until a quorum shall be present.

         Section 3.7. Action Without a Meeting. Unless otherwise provided by the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 3.8. Compensation. (a) Each director of the Corporation shall be entitled to receive transportation and other reasonable expenses incident to his or her attendance at any meeting of the Board of Directors or of any committee thereof, of which he or she may be a member, (b) Each non-management director shall be entitled to an annual retainer of twenty thousand dollars ($20,000) payable quarterly in arrears for any quarter or part thereof, which he or she serves as a director. Each non-management director shall further be entitled to a fee of one thousand dollars ($1,000) per day for each day or portion thereof, in which he or she is in attendance at each Board of Directors meeting. Each non-management director serving as a member of any committee of the Board of Directors shall be entitled to a fee of one thousand dollars ($1,000) per day for each day or portion thereof, in which he or she is in attendance at each committee meeting on a day other than the day of a Board of Directors meeting. Each non-management director shall further, upon first being elected to the Board of Directors after May 19, 1998, be entitled to participate in the Corporation's 1998 Stock Incentive Plan (as amended) as it then exists and shall receive an initial grant of an option to purchase two thousand (2,000) shares of Class A Common Stock ("Class A Common Stock"). Upon reelection to the Board of Directors, each director is entitled to a grant of an option to purchase one thousand (1,000) shares of Class A Common Stock, and (c) Directors who are employees of the Corporation shall not be entitled to compensation for serving on the Board of Directors or any committee of the Board.

         Section 3.9. Committees. The Board of Directors, from their number, may elect an Executive Committee (the "Executive Committee") of not less than three (3) and not more than five (5) members, which shall always include the Chairman. The Board of Directors may appoint such other committees as from time to time the Board of Directors deems necessary. The Chairman of the Board of Directors shall call meetings of the Executive Committee when he or she deems it necessary, and shall preside at the meetings of said Executive Committee. The Executive Committee, when the Board of Directors is not in session, shall have full power to control and manage the affairs, business and property of the Corporation, and a majority of the Executive Committee shall constitute a quorum for the transaction of business coming before the Executive Committee. The Executive Committee, by unanimous action of all members thereof, shall have power to change or reverse a previous action or direction of the Board of Directors unless the exercise of such discretion shall have been previously forbidden by resolution of the Board of Directors. The Board of Directors, by a two-thirds majority of those present and voting, shall have the power to limit or enlarge the powers of the Executive Committee, to change membership therein, to fill vacancies in it or to dissolve it. The Executive Committee may make rules for the conduct of said business and may appoint such assistants as it may from time to time deem necessary. The duties of each other committee deemed necessary by the Board of Directors shall be vested with such rights and responsibilities as the Board of Directors may set forth in resolutions creating same.

         Section 3.10. Director (Emeritus). The Board of Directors may by resolution confer upon any former Director the honorary title of Director (Emeritus). The designation, number and term (which may be at the pleasure of the Board of Directors) of each Director (Emeritus) shall be within the discretion of the Board of Directors. Directors (Emeritus) shall not be members of the Board of Directors for any purpose, nor counted toward a quorum thereof. A Director (Emeritus) shall have the privilege of attending, without vote, any meeting of the Board of Directors to which he or she is invited by the Chairman, but shall have none of the other privileges, or the rights or liabilities of a director. Each Director (Emeritus) shall receive the compensation that Board of Directors members receive for each meeting of the Board of Directors that they are invited to attend.

         Section 3.11. Indemnification. The Corporation shall indemnify its directors and officers as provided in the Articles of Incorporation.

         Section 3.12. Nominations. Nominations of persons for election to the Board of Directors may only be made as specified in the Articles of Incorporation.

         Section 3.13. Removal. Any director may be removed from office only as provided in the Articles of Incorporation.

                                   ARTICLE IV.
                                    OFFICERS

         Section 4.1. Officers. The officers of the Corporation shall be the Chairman, the President, a Secretary and one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers, and such others as the Board of Directors shall from time to time determine. The offices of the Chairman and President may be combined. The Board may establish the office of one or more Vice Presidents and provide for their election by the Board, or their appointment by the Chairman or the President.

         Section 4.2. Election; Term of Office. The Board of Directors at its first meeting held after each annual meeting of shareholders shall elect a Chairman or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a Treasurer), and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer, and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may at any time, with or without cause, by the affirmative vote of a majority of directors then in office, remove any officer.

         Section 4.3. Chairman. The Chairman shall be the Chief Executive Officer of the Corporation, subject to the provisions of these By-Laws, and perform such other duties as may from time to time be assigned by the Board of Directors. Unless the Board of Directors shall otherwise direct, he or she shall preside at all meetings of the Board of Directors and of the shareholders at which he or she shall be present.

         Section 4.4. President and Vice President. The President, subject only to the Board of Directors, the Executive Committee, and the Chairman of the Board of Directors, shall conduct and have general supervision and management of the property and business of the Corporation, and shall report to, and be subject to the direction and supervision of, the Chairman. In the absence or disability of the Chairman, he or she shall call meetings of the Board of Directors when directed upon request of a majority of the Executive Committee. He or she may, after approval or ratification by the Board of Directors, or by the Chairman, appoint such officers and assistants (not elected or appointed by the Board of Directors) as he or she may require, who shall perform such duties as from time to time may be assigned to them by him or her, and after like approval, he or she may at any time remove any officer or assistant so appointed by him or her. In the absence of the Chairman, he or she shall preside at all meetings of the Board of Directors and the shareholders at which he or she shall be present. If the Board of Directors shall appoint one or more Vice Presidents, it shall establish the order in which each, in the absence of the President, shall perform the duties of the President. The Vice Presidents otherwise shall perform such duties as may from time to time be assigned to them by the President or the Board of Directors, and shall have such descriptive titles as the Board may from time to time determine.

         Section 4.5. Treasurer. The Treasurer shall have the custody of the corporate funds and securities, and shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors , making proper vouchers for such disbursements, and shall render to the President and the directors at regular meetings of the Board of Directors, or whenever they require it, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation. He or she shall perform such other duties as are incident to the office or may from time to time be imposed on him or her by law, these By-Laws or by the President or Board of Directors. He or she shall give the Corporation a bond in a sum, and with one or more sureties, satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation in the case of his or her death, resignation, retirement, or removal from office of all books, papers, vouchers, money and other properties of whatever kind in his or her possession or under his or her control belonging to the Corporation. The duties of the Treasurer may be combined into a single officer with the duties of the Chief Accounting Officer under the title "Vice President-Finance," "Vice President and Comptroller," or other suitable title as determined from time to time by the Board of Directors.

         Section 4.6. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and act as clerk thereof and record all votes and minutes of all proceedings in books to be kept for that purpose, and shall perform like duties for the Executive Committee and all standing committees of the Board of Directors when required. He or she shall give or cause to be given notice of all meetings of shareholders and of the Board of Directors and all committees thereof, and shall perform such additional duties as are incident to the office or may from time to time be imposed upon him or her by law, by these By-Laws, or by the President or the Board of Directors. He or she shall keep in safe custody the seal of the Corporation. His or her office may be combined with that of the Treasurer, but not if the office of the Treasurer is combined with that of the Chief Accounting Officer.

         Section 4.7. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries may be elected or appointed, and their duties prescribed by the Board of Directors, the Chairman, or the President, as the Board of Directors may, by general or special resolution, provide. In the absence or disability of the Treasurer or Secretary, the President shall designate an Assistant Treasurer or Assistant Secretary who shall perform the duties of Treasurer or Secretary.

         Section 4.8. Salaries. The Board of Directors shall from time to time determine the compensation of the Chairman, the President, the Secretary and all other officers, and it may authorize the Chairman or the President from time to time to fix, increase or reduce the compensation of any officer or employee of the Corporation.

                                   ARTICLE V.
                              CERTIFICATES OF STOCK

         Section 5.1. Certificates of Stock. The certificates of stock of the Corporation shall be numbered and registered as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer and shall bear the corporate seal which may be impressed, or a facsimile thereof which may be printed or engraved thereon. When the certificate is signed by a transfer agent and by a registrar, the signatures of any of the above officers may be facsimile. In case any officer of the Corporation who has signed, or whose facsimile signature has been used on any stock certificate shall have ceased to be such officer before the certificate is issued, such certificate shall be deemed adopted by the Corporation and may be issued as if the person, who signed it or whose facsimile signature has been used thereon, had not ceased to be such officer of the Corporation.

         Section 5.2. Record Ownership. Upon surrender to the Corporation or a duly designated transfer agent of the Corporation of a certificate for shares of stock of the Corporation, duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, a new certificate shall be issued to the person entitled thereto, the old certificate shall be canceled and the transaction recorded on the books of the Corporation. The Corporation shall be entitled to treat the holder of record, on the books of the Corporation, of any share or shares of stock as the lawful and absolute owner thereof and entitled to receive dividends thereon and, accordingly, shall not be liable for failure to recognize any equitable or other claim to, or interest in, any such share on the part of any other person, whether or not it shall have express or other notice thereof, save and except only as expressly provided by Florida law.

         Section 5.3. Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 5.4. Transfer Agent and Registrar. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock of the Corporation. It may appoint one or more transfer agents and one or more Registrars and, except as otherwise required by the laws of Florida, may delegate to it or them such duties with respect to the transfer and registration of shares of stock of the Corporation as it may deem desirable.

         Section 5.5. Lost or Destroyed Certificates. Any person claiming that a certificate for shares of stock of the Corporation has been lost or destroyed shall make an affidavit or affirmation of the fact and, if the Board of Directors so requires, advertise the same in such manner as the Board of Directors may direct, and shall give the Corporation a bond indemnifying the Corporation, its transfer agents and registrars, in such form and amount, and with such sureties as may be satisfactory to the Board; whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to have been lost or destroyed, but always subject to such rules and regulations as the Board of Directors may prescribe.

         Section 5.6. Power to Close Transfer Books. The Board of Directors shall have power to close the transfer books of the Corporation for a period not exceeding thirty (30) days preceding the date of payment of any dividend, or the date for the allotment of rights, or the date when any change, conversion, or exchange of shares shall become effective; provided, however, that in lieu of closing the transfer books as aforesaid, the Board of Directors may fix in advance a date, not less than ten (10) nor more than thirty (30) days preceding any such date, as the record date for the purpose of determining the shareholders entitled to receive payment of such dividend, or to such allotment of rights, or to exercise the rights in respect of such change, conversion, or exchange of shares; and, in such event, only such persons as shall be shareholders of record on the date on which the transfer books are closed, or on the record date so fixed, shall be entitled to receive payment of such dividend, or to such allotment of rights, or to exercise the rights in respect of such change, conversion, or exchange of shares, as the case may be, notwithstanding any prior or subsequent assignment or transfer of such shares.

                                   ARTICLE VI.
                                 CORPORATE BOOKS

         The Corporation shall keep at its principal office in the City of St. Augustine, Florida (and in such other places as the Board of Directors shall from time to time determine) books and records of its accounts, minute books, and the names and places of residence of its officers. The Transfer Agent for the capital stock of the Corporation shall maintain and keep stock books in which shall be recorded the number of shares of stock of the Corporation subscribed, the names (alphabetically arranged) and addresses of the owners of the shares, the numbers owned by them, respectively, the amount of shares paid and by whom, the transfer of said shares, with the date of transfer. The stock books shall be open for at least three (3) business hours in each business day for inspection by any judgment creditor or any person who shall have been for at least six (6) months immediately preceding his or her demand a holder of record of 1% or more of the outstanding shares of the Corporation, or by any officer, director or any committee or persons holding or authorized in writing by the holders of record of at least 5% of its outstanding shares, with the right to make extracts therefrom. Upon the demand of any person entitled to do so, the Corporation, upon the payment of the fees of the transfer agent therefor, shall furnish, or cause to be furnished, a certified copy of such stock list to such person.

                                  ARTICLE VII.
                              CORPORATE INSTRUMENTS

         Section 7.1. Checks, Notes, Etc. All checks, notes, drafts, bills of exchange and all other orders for payment by the Corporation shall be signed in such manner, and by such officer or officers (or when drawn on an account opened for a special or limited purpose, by such person or persons) as the Board of Directors or the Executive Committee may from time to time determine.

         Section 7.2. Other Instruments. Any deed, mortgage, lease, pledge, bond, contract, agreement, power of attorney, proxy, evidence of obligation or an interest in property, or other instrument may be executed on behalf of the Corporation by any person, whether an officer, or not, expressly so authorized, either by general resolution of the Board of Directors, or by a resolution authorizing the particular act. In all cases, the due execution of any such instrument on behalf of the Corporation shall be sufficiently evidenced if executed in its name by the President or one of the Vice Presidents, with the corporate seal affixed, and attested by the Secretary or an Assistant Secretary; provided, that execution by the Corporation of bonds, notes, certificates, or other evidence of indebtedness secured by a mortgage, lease or other instrument duly executed by authorized officers of the Corporation which require authentication thereof by the trustee or trustees of said mortgage, lease or other instrument of indebtedness may be evidenced by the facsimile signature of the authorized officers of the Corporation in lieu of their manual signatures.

         Section 7.3. Proxies. Unless otherwise provided by resolution of the Board of Directors, the President may from time to time, in the name and on behalf of the Corporation, appoint an attorney or attorneys, or other agent or agents of the Corporation (who may be or include him or herself), to cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporations, or to consent in writing to any action by such other corporation; may instruct the person or persons so appointed as to the casting of such votes or giving such consent; and may execute or cause to be executed, in the name and on behalf of the Corporation and under its corporate seal, all such written proxies or other instruments as may be necessary or proper to evidence the appointment of such attorneys or agents.

                                  ARTICLE VIII.
                                 CORPORATE SEAL

         The seal of the Corporation shall be circular in shape, with the words "Corporate Seal 1983" in the center, encircled by the words, "Florida East Coast Industries, Inc., *Florida*." The Corporation may have duplicate seals and the seal, and all duplicates thereof, shall be kept in the custody of the Secretary or of such officer or officers as may from time to time be designated by the Board of Directors.

                                   ARTICLE IX.
                                    ACCOUNTS

         Section 9.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January each year.

         Section 9.2. Audit. The Board of Directors, or the Chairman of the Board, shall cause a detailed examination, verification, or restatement of the accounts, income statement and balance sheet of the Corporation to be made at such times as they may desire, by a firm of certified public accountants authorized to practice in the State of Florida.

                                   ARTICLE X.
                                     NOTICE

         Section 10.1. Notice. Whenever written notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission and such notice shall be deemed to be given at the time of receipt thereof if given personally or at the time of transmission thereof if given by facsimile transmission.

         Section 10.2. Waiver of Notice. Whenever any notice is required to be given under these By-Laws or the Articles of Incorporation, a waiver thereof, in writing, by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                                                      APPENDIX F


                                MASTER AGREEMENT

         THIS MASTER AGREEMENT (the "Agreement") is made and entered into as of this 26th day of October, 1999, by and among THE ST. JOE COMPANY, a Florida corporation ("St. Joe"), and GRAN CENTRAL CORPORATION, a Florida corporation ("GCC").

         WHEREAS pursuant to that certain Distribution and Recapitalization Agreement of even date herewith by and between St. Joe and Florida East Coast Industries, Inc. (FEC) (the "Distribution Agreement") and subject to all the terms and conditions set forth in the Distribution Agreement, FEC intends to effect a Recapitalization as described therein and St. Joe intends to effect a Distribution as described therein ("Distribution"), and

         WHEREAS GCC, a wholly owned subsidiary of FEC, and St. Joe (and certain affiliates of each) intend to enter into certain real estate agreements ("Real Estate Agreements" as defined in the Distribution Agreement), including this Agreement each of which is to become effective only upon the Distribution Date, as defined in the Distribution Agreement ("Distribution Date"), except for the requirements set forth in Section 9.21 of this Agreement which are effective upon execution of this Agreement.

         WHEREAS GCC owns various parcels of real property located in the State of Florida and more particularly described on Exhibit A attached hereto (collectively the "GCC Properties"; individually, a "GCC Property").

         WHEREAS St. Joe owns various partnership interests in and parcels of real property in the State of Florida and more particularly described in Exhibit B attached hereto (collectively, "St. Joe Properties"; individually, a "St. Joe Property").

         WHEREAS GCC and St. Joe have entered into this Agreement for the purpose of setting forth the terms and conditions under which, on or after the Distribution Date; (a) GCC and St. Joe will jointly own and develop the GCC Properties and the St. Joe Properties, (b) GCC and St. Joe may in the future jointly own and develop certain other properties; and (c) St. Joe, or its affiliates, will provide continuing management and development services to GCC and to the other properties jointly owned by GCC and St. Joe pursuant to the terms of this Agreement.

         WHEREAS GCC and St. Joe intend to enter into separate, single asset project partnership agreements for the purpose of owning and developing each parcel of property to be jointly developed.

         NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                    Development of GCC and St. Joe Properties

         1.1 GCC Properties. On the Effective Date (as hereinafter defined), GCC and St. Joe shall form and cause their respective affiliates to form, a limited partnership ("Project Partnership") under the terms and conditions of the limited partnership agreement attached as Exhibit D hereto ("Project Partnership Agreement") for each of the GCC Properties. Upon formation of such Project Partnerships, GCC shall cause each GCC Property to be contributed to a Project Partnership. Upon contribution of each GCC Property to a Project Partnership, GCC shall receive a credit to its capital account in each Project Partnership in an amount equal to the fair market value of the GCC Property contributed to that Project Partnership. The fair market value of such GCC Property shall be determined by appraisal. Upon contribution of a GCC Property to a Project Partnership, St. Joe shall contribute to such Project Partnership cash in an amount equal to the fair market value of the GCC Property contributed by GCC to such Project Partnership.

         1.2 St. Joe Properties.

         (a) On the Effective Date, GCC and St. Joe shall form and cause their respective affiliates to form a Project Partnership pursuant to the Project Partnership Agreement for each of the St. Joe Properties. Upon formation of such Project Partnerships, subject to the provisions of Section 1.2(b) below, St. Joe shall cause each St. Joe Property to be contributed to a Project Partnership. Upon contribution of each St. Joe Property to a Project Partnership, St. Joe shall receive a credit to its capital account in each Project Partnership in an amount equal to the fair market value of the St. Joe Property contributed to that Project Partnership. The fair market value of such property shall be determined by appraisal. Upon contribution of a St. Joe Property to a Project Partnership, GCC shall contribute to such Project Partnership, cash in an amount equal to the fair market value of the St. Joe Property contributed by St. Joe to such Project Partnership.

         (b) It is the intention of the parties that St. Joe contributes to Project Partnerships real property and/or partnership interests in real property substantially equivalent in value to the fair market value of the GCC Properties contributed by GCC to Project Partnerships. As of the date of this Agreement, GCC has not performed sufficient due diligence to determine whether it desires to enter into Project Partnerships with respect to the St. Joe Properties listed on Exhibit B attached hereto - that is, 355

Alhambra ("Alhambra") and Legacy Point ("Legacy"). In the event that GCC determines that it does not desire to enter into a Project Partnership with respect to either Alhambra or Legacy, or both, it shall within thirty (30) days of the date of this Agreement, notify St. Joe in writing of such determination. GCC's failure to notify St. Joe of its rejection of either Alhambra or Legacy within such thirty-day period shall be deemed to be GCC's acceptance of such St. Joe Properties. In the event that GCC rejects either Alhambra or Legacy, St. Joe shall be obligated to present for consideration by GCC one or more substitute properties (each a "Substitute Property") for such rejected St. Joe Property, with at least one (1) Substitute Property being presented for GCC's consideration prior to the Effective Date. In the event a Substitute Property is proposed to and accepted by GCC, a Project Partnership shall be formed and the Substitute Property shall be contributed to a Project Partnership as set forth in Section 1.2(a). In the event that a Substitute Property is proposed to GCC and rejected by GCC, St. Joe may elect to submit GCC's rejection decision to arbitration pursuant to the provisions of Section 1.2(c) below. In the event that the arbitrator(s) determines that GCC's rejection of such Substitute Property was reasonable, St. Joe shall continue to be obligated to promptly using all commercially reasonable efforts present Substitute Properties for consideration by GCC. If on the other hand, the arbitrator(s) finds that GCC's rejection of such Substitute Property was not reasonable, (i) St. Joe shall be deemed to have satisfied its Property contribution obligation to the extent of the fair market value of such Substitute Property and St. Joe will continue to use commercially reasonable efforts to present additional Substitute Properties until it has met its requirements in this Section 1.2(b), and (ii) GCC shall elect within fifteen (15) days after the arbitrator(s) decision to either (a) enter into a Project Partnership with St. Joe on the Effective Date to jointly own and develop the Substitute Property or (b) pass on the opportunity to jointly own and develop with St. Joe the Substitute Property, in which latter event St. Joe shall be free to take whatever course of action it deems appropriate with respect to such Substitute Property, including proceeding to develop the Substitute Property in a manner that is competitive with any other Project Partnership. In all events, St. Joe's obligation to present Substitute Properties for consideration by GCC shall terminate three (3) years after the Effective Date.

         (c) In the event St. Joe challenges the reasonableness of the rejection by GCC of a Substitute Property, such matter shall be submitted to and settled by arbitration provided and conducted in accordance with the expedited procedures in the Commercial Rules as of the date of submission of the American Arbitration Association. In the event of any such arbitration, there shall be only one arbitrator(s) who shall be selected jointly by the parties. If the parties cannot agree to an arbitrator(s) within 15 days after either party demands arbitration, a panel of three arbitrators shall be selected in accordance with the Commercial Rules of the American Arbitration Association. Meetings with the arbitrator(s) shall be held in Jacksonville, Florida. The decision of the arbitrator(s) shall be binding upon the parties and shall not be subject to appeal. Each party shall bear its own expenses in connection with any arbitration proceeding hereunder. In making his, her or its decision on whether GCC was reasonable in rejecting a Substitute Property, the arbitrator or arbitrators shall consider as controlling factors regarding the issue of reasonableness whether the Substitute Property has present value and development potential and yield comparable to that of the GCC Properties.

         (d) In the event GCC rejects Alhambra or Legacy, or both, and Substitute Properties acceptable to GCC and sufficient to fulfill St. Joe's contribution obligation have not been identified by the Effective Date, GCC nonetheless shall be required to contribute on the Effective Date the GCC Properties to Project Partnerships pursuant to Section 1.1 and St. Joe shall be required to contribute on the Effective Date St. Joe Properties and Substitute Properties which have been accepted by GCC to Project Partnership pursuant to Section 1.2(b).

         1.3 Additional Partner Contributions. If, at the time of contribution of a parcel to a Project Partnership, there are ongoing improvements that have been and are being made to such parcel, the party which did not contribute the parcel shall, in addition to its obligation to contribute cash in an amount equal to the value of the parcel, be obligated to contribute cash equal to fifty percent (50%) of the investment by the other party in such improvements prior to the contribution of such parcel to the Project Partnership. If, at the time of contribution of a parcel to a Project Partnership, there exists recourse debt associated with ongoing improvements that have been or are being made to such parcel, the partner which did not contribute the parcel shall assume the obligation for its pro-rata share of such debt and any guarantees of such debt.

         1.4 Standstill. GCC and St. Joe agree to hold title to the GCC Properties and the St. Joe Properties, respectively, subject to this Agreement. Until such time as each GCC Property and St. Joe Property has been contributed to a Project Partnership or released from this Agreement as a result of GCC's rejection thereof pursuant to Section 1.2(b), the party owning such property shall not sell, transfer, pledge, encumber or otherwise dispose of such property (or any interest therein) without the prior written consent of the other party to this Agreement.

                                    ARTICLE 2

                               Future Development

         2.1 Intentions of the Parties. St. Joe is currently evaluating the acquisition and development of the Coral Cables Property described in Exhibit C attached hereto ("Coral Gables Project"). GCC is currently negotiating through St. Joe pursuant to St. Joe's responsibilities under the Management Agreement dated as of January 1, 1998 between St. Joe and GCC, the acquisition of SouthPark II Property described in Exhibit C attached hereto with estimated entitlements to build 1.8 million square feet of office space (the "SouthPark II Project"). It is the expectation of GCC and St. Joe that the present value, development potential and yield of the Coral Gables Project and the SouthPark II Project are of substantially equal value. GCC and St. Joe intend to create a relationship whereby each entity, through affiliates or subsidiaries, will be a fifty percent partner in development projects that will be of substantially equal value presently contemplated to be the Coral Gables Project and the SouthPark II Project. It is presently unknown whether (a) St. Joe will acquire the Coral Gables Property or if it does, whether GCC will, after conducting due diligence, desire to be a 50% partner in the Coral Gables Project and (b) whether GCC will consummate the acquisition of the SouthPark II Property. St. Joe and GCC acknowledge that their respective decisions about acquisitions by St. Joe of the Coral Gables property and GCC's investment therein and by GCC about the SouthPark II Property will not happen at the same time and that the acquisition of the SouthPark II Property will likely happen first. The parties intend to create by the provisions herein a relationship that will facilitate the development of the property acquired while affording the parties the opportunity to identify, evaluate and decide upon opportunities including but not limited to the Coral Gables Project which have a substantially equivalent value to the SouthPark II Project

         2.2 SouthPark II.

         (a) St. Joe will continue to negotiate, on GCC's behalf, a purchase and sale agreement for the SouthPark II Property. Subject to the execution and consummation of an acceptable purchase and sale agreement, GCC or an affiliated limited liability company ("GCC LLC") to be established for the purpose of utilizing proceeds from a sale of other property pursuant to section 1031(d) of the Internal Revenue Code ("IRC"), shall purchase the SouthPark II Property. If GCC LLC purchases the SouthPark II Property then St. Joe will have the right to acquire an interest in GCC LLC corresponding to a right to participate in the development of fifty percent (50%) of the entitled floor area ratio ("FAR"), currently estimated at 900,000 square feet. If St. Joe agrees to acquire such interest then it shall contribute to the capital of GCC LLC an amount equal to fifty percent (50%) of the acquisition and closing costs for the SouthPark II Property, and GCC and St. Joe will enter into a LLC agreement with the same terms and conditions as a Project Partnership Agreement.

         2.3 St. Joe's Obligations

                  (a) St. Joe shall continue its review and determinations with respect to the Coral Gables Property. If St. Joe acquires the Coral Gables Property it will offer GCC a fifty percent (50%) partnership in the Coral Gables Project, which GCC in the exercise of commercially reasonable judgment may accept or reject.

                  During the period commencing on the Effective Date and ending three (3) years thereafter (the "Joint Development Period"), if: (i) St. Joe does not acquire the Coral Gables Property or (ii) if St. Joe acquires the Coral Gables Property and GCC does not accept the Coral Gables Project; or (iii) St. Joe acquires the Coral Cables Property and GCC invests in the Coral Gables Project but GCC, in its reasonable judgment determines that the Coral Gables Property is not equivalent in total value to the SouthPark II Property, but only partially equivalent in value, then St. Joe shall use its commercially reasonable efforts to present to GCC other opportunities to participate in the ownership and development of land now owned or hereafter acquired by St. Joe the ("Equivalent Development Opportunity") substantially equivalent in value, in the aggregate, to the then fair market value of the SouthPark II Property (as if unimproved) and at least equivalent in development potential and yield to the SouthPark II Project. Upon GCC accepting Equivalent Development Opportunities as described herein then GCC and St. Joe will contribute the remaining SouthPark II property and the Equivalent Development Opportunities owned by St. Joe, and will execute a Project Partnership Agreement .

                  In the event that by the end of the Joint Development Period, GCC has not accepted Equivalent Development Opportunities presented by St. Joe the land value of which is, in the aggregate, substantially equivalent to the fair market value for the SouthPark II Property; including its development potential and yield, then in such event, at GCC's election upon written notice to St. Joe within sixty (60) days of the end of the Joint Development Period, St. Joe's right to participate in the ownership and development of any SouthPark II Property in excess of buildings totaling fifty percent (50%) of the entitled FAR square feet shall terminate at GCC's option

                  (b) GCC shall be commercially reasonable in its evaluation of any Equivalent Development Opportunity presented to it by St. Joe. In the event GCC rejects any such Equivalent Development Opportunity, St. Joe shall have the right to challenge such rejection and have the matter submitted to arbitration in accordance with the principles and procedures set forth in Section 1.2(b) and (c) above, except that the comparable property shall be the SouthPark II Property. In the event the arbitrator(s) determine that GCC's rejection of a Equivalent Development Opportunity was commercially reasonable, St. Joe shall continue to use commercially reasonable efforts to present Equivalent Development Opportunities to GCC. In the event the arbitrator(s) finds that GCC's rejection was not commercially reasonable, (i) St. Joe shall be deemed to have satisfied its obligation to present Equivalent Development Opportunities to the extent of the fair market value of the land comprising such Equivalent Development Opportunity and St. Joe will continue to use commercially reasonable efforts to present additional Substitute Properties until it has met its requirements in this
Section 2.3(b), and (ii) GCC shall elect within fifteen (15) days after the arbitrator(s) decision to either (a) enter into a Project Partnership with St. Joe to jointly own and develop the Equivalent Development Opportunity or (b) pass on the opportunity to jointly own and develop with St. Joe the Equivalent Development Opportunity, in which latter event St. Joe shall be free to take whatever course of action it deems appropriate with respect such Equivalent Development Opportunity, including proceeding to develop same in a manner that is competitive with any other Project Partnership.

                  (c) In the event that St. Joe presents to GCC one or more Equivalent Development Opportunities and GCC accepts any such Equivalent Development Opportunities, then in such event St. Joe and GCC shall enter into a Project Partnership with respect such Equivalent Development Opportunity. Upon formation of such Project Partnership, St. Joe shall receive a credit to its capital account in such Project Partnership an amount equal to the fair market value of such property and GCC shall contribute to such Project Partnership cash in an amount equal to the fair market value of such property. The fair market value of any property comprising a Equivalent Development Opportunity shall be determined by appraisal, unless such property is being purchased in order to proceed with such Development Opportunity in which event the fair market value shall be the acquisition cost.

                  (d) The GCC LLC, and any Project Partnership entered into pursuant to this Section 2.3,shall each enter into a Development Management Agreement and Property Management Agreement with St. Joe, or its affiliates, to provide development management services at four percent (4%) and property management services at two and a one-half percent (2 1/2%) for a period of three
(3) years from the Effective Date and, thereafter, at the then market rates unless different rates are mutually agreed to by GCC and St. Joe in writing.

         4. Future Development of Additional GCC Property. In addition to the GCC Property, GCC owns additional parcels of real property more particularly described on Exhibit E attached hereto (the "Additional GCC Properties") which GCC and St. Joe have identified as potential joint development opportunities.

         (a) During the three (3) years from the Effective Date, it is the intention of St. Joe to identify and acquire additional properties for development which are not currently owned by St. Joe (the "Additional St. Joe Properties") and to offer GCC a right to participate in the ownership and development of the Additional St. Joe Properties (a "St. Joe Development Opportunity"). In the event that GCC determines, in its sole discretion, to participate in a St. Joe Development Opportunity, then in such event GCC shall, in return, offer St. Joe a right to participate in the ownership and development of certain of the Additional GCC Properties corresponding in terms of value to the value of the St. Joe Opportunity. St. Joe and GCC shall at the time mutually agree as to which of the Additional GCC Properties shall be jointly owned and developed. With respect to any joint ownership and development of a Project under this
Section 4(a), and unless the parties otherwise agree, GCC and St. Joe, or its affiliates, shall have equal ownership interests therein. GCC and St. Joe shall enter into a Project Partnership Agreement, and the Project Partnership shall enter into a Development Management Agreement and a Property Management Agreement with St. Joe, or its affiliates, to provide development management services and property management services at the rates provided in Section 2.3(d) above. The right to participate set forth in this paragraph shall not be applicable to any Additional GCC Property or portion thereof which from and after the date hereof, GCC has sold, contracted to sell a controlling interest or contracted to develop, subject to St. Joe's rights to act as a development manager under the Development Management Services Agreement that will commence on the Effective Date pursuant to Section 6.1 below and to St. Joe's rights under 2.4(b) below.

         (b) In the event that, during the three-year period from the Effective Date, GCC determines to seek third-party cash equity investment in one or more of the Additional GCC Properties (a "GCC Development Investment Opportunity"), GCC shall deliver a notice (the "Development Notice") to St. Joe notifying it of the GCC Development Investment Opportunity and identifying all of the material terms of, and facts relating to, the investment sought by GCC in the GCC Development Investment Opportunity. For a period of thirty (30) days after receipt of such Development Notice (the "Development Notice Period"), St. Joe shall have the right to invest in such GCC Development Investment Opportunity upon the terms and conditions as set forth in the Development Notice. If St. Joe does not exercise the right granted hereunder with respect to a particular GCC Development Investment Opportunity, GCC will have the right to solicit and obtain third party equity investment on such terms as GCC and such third party investor may agree on, provided that GCC shall not contract with such third party investor on terms that are materially more advantageous to such third party investor than the terms offered to St. Joe. In addition, if GCC has not actively engaged in the development of such GCC Development Investment Opportunity within one year after St. Joe fails to exercise its right to participate or has not within such year entered into an agreement with a third party investor for such GCC Development Investment Opportunity and GCC, in its sole discretion, intends to pursue development of such GCC Development Investment Opportunity and decides to again seek third-party cash equity investment, then GCC shall be obligated to present such GCC Development Investment Opportunity to St. Joe to participate in again in accordance with the aforesaid thirty-day notice procedure. For the purpose of this section "actively engaged in development" shall mean the expenditure or commitment for expenditure of more than Two Hundred Fifty Thousand Dollars ($250,000) during such one-year period. With respect to any GCC Development Investment Opportunity in which St. Joe elects to participate under this Section 2.1(b), GCC and St. Joe shall enter into a Project Partnership Agreement as modified by the terms and conditions of the GCC Development Investment Opportunity and the Project Partnership shall enter into a Development Management Agreement and a Property Management Agreement with St. Joe, or its affiliates, to provide development management services and property management services at market based rates.

         (c) Notwithstanding the rights granted under this Section 2.4(b), those rights shall not apply to proposals or transactions that include other material considerations or material benefits beyond the investment of cash in a GCC Development Investment Opportunity.

         (d) If St. Joe has declined to participate in greater than three GCC Development Investment Opportunities that each have a total development budget of at least Seven Million Five Hundred Thousand Dollars ($7,500,000) and GCC is successful in attracting third party cash equity investment in such GCC Development Investment Opportunities in accordance with the provisions set forth herein, then GCC may terminate the right of St. Joe to invest as provided in (b) above and GCC shall have no further obligations to St. Joe under this right to invest. In addition, St. Joe shall have no right to invest with respect to the Additional GCC Properties which GCC has sold or contracted to sell.

                                    ARTICLE 3

                        Assignment and Institutional Debt

         3.1 By St. Joe. St. Joe shall not have the right to assign or transfer its rights or obligations under this Agreement or any interest therein without obtaining the prior written consent of GCC, which consent may be arbitrarily withheld for any reason or no reason at all. Notwithstanding the foregoing, St. Joe shall be permitted to assign its rights and obligations under this Agreement, without the consent of GCC, to affiliates and subsidiaries that are wholly-owned and controlled by St. Joe; provided, however, the assignor shall, as precondition of any such assignment, unconditionally guarantee the assignee's performance of the assignor's obligations hereunder.

         3.2 By GCC. GCC shall not have the right to assign or transfer its rights or obligations under this Agreement or any interest therein, without obtaining the prior written consent of St. Joe, which consent may be arbitrarily withheld for any reason or no reason at all. Notwithstanding the foregoing, GCC shall be permitted to assign its rights and obligations under this Agreement, without the consent of any other party to this Agreement, to affiliates and/or subsidiaries thereof that are wholly-owned and controlled by GCC; provided, however, the assignor shall, as precondition of any such assignment, unconditionally guarantee the assignee's performance of the assignor's obligations hereunder.

         3.3 Institutional Equity and Debt. GCC and St. Joe agree that the other party may transfer to an institutional investor up to fifty percent (50%) of its equity position in any development occurring on any of the properties they decide to jointly own and develop pursuant to this Agreement provided that no change in control in the transferring party occurs. GCC and St. Joe also agree that any proposed joint development described herein may include an amount of debt as may be agreed to from time to time by GCC and St. Joe.

                                    ARTICLE 4

                                Asset Management

         4.1 On the Effective Date, GCC and St. Joe shall execute and deliver the Amended and Restated Asset Management Agreement attached as Exhibit F hereto.

                                    ARTICLE 5

                               Property Management

         5.1 On the Effective Date, GCC and St. Joe shall execute and deliver the Property Management and Leasing Agreement attached as Exhibit G hereto.

                                    ARTICLE 6

                             Development Management

         6.1 On the Effective Date, GCC and St. Joe shall execute and deliver to Development Management Services Agreement attached as Exhibit H hereto.

                                    ARTICLE 7

                                Hialeah Rail Yard

         7.1 On the Effective Date, St. Joe shall, and GCC shall cause Florida East Coast Railway Company to, execute and deliver the Florida East Coast Railway Agreement attached as Exhibit I hereto.

                                    ARTICLE 8

                                  Consideration

         8.1 Consideration. In consideration of the execution and delivery of the Amended and Restated Asset Management Agreement, the Property Management and Leasing Agreement and the Development Management Services Agreement, St. Joe shall pay to GCC the sum of Six Million Dollars ($6,000,000) in three (3) equal annual installments, the first installment being due and payable on the Effective Date and the next two installments on the first and second anniversary of the Effective Date, respectively. In the event St. Joe fails to pay any installment when due, and such failure continues for a period of thirty (30) days after written notice to such effect from GCC to St. Joe, GCC shall, in addition to its remedies at law or in equity, have the right to offset against fees next becoming due to St. Joe, or its affiliates, under the Property Management and Leasing Agreement referred to in Section 5.1 hereof and the Development Management Services Agreement referred to in Section 6.1 hereof.

                                    ARTICLE 9

                                  Miscellaneous

         9.1 Entire Agreement. This Agreement, together with the Exhibits attached hereto, all of which are incorporated herein by reference, represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties which are merged into this Agreement.

         9.2 Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         9.3 Severability. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent that it is contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

         9.4 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns, whether so expressed or not.

         9.5 Third Parties. Unless expressly stated herein to the contrary, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective legal representatives, successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

         9.6 Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part of the Agreement and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

         9.7 No Construction Against Drafter. The parties acknowledge that this is a negotiated agreement, and that in no event shall the terms hereof be construed against either party on the basis that such party, or its counsel, drafted this Agreement.

         9.8 Brokers. Each of the parties represents and warrants that such party has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. The parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. The provisions of this Section shall survive each conveyance of a parcel or assignment of partnership interests, as applicable, and the delivery of the deeds or assignments in connection therewith.

         9.9 Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

         9.10 Outside Businesses. Except as expressly prohibited by the terms of this Agreement, nothing contained in this Agreement shall be construed to restrict or prevent, in any manner, any party or any party's representatives or principals from engaging in any other businesses or investments.

         9.11 Recordation. The parties agree not to record this Agreement or any memorandum or other evidence hereof in the public records of any jurisdiction. Any attempt to record this Agreement or any evidence hereof shall be deemed to be null and void and shall be deemed to be a Default under this Agreement.

         9.12 Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         9.13 Enforcement Costs. If any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the parties shall be responsible for their own costs and expenses including, without limitation, fees of experts and attorneys.

         9.14 Jurisdiction and Venue. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in St. Johns County or the United States District Court, Middle District of Florida. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

         9.15 JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER, THE PERFORMANCE HEREOF, OR THE RELATIONSHIP CREATED HEREBY, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

         9.16 ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE

TRANSACTIONS GOVERNED BY THIS AGREEMENT, AND SPECIFICALLY WITH RESPECT TO THE TERMS OF SECTION 4.15, WHICH CONCERNS THE WAIVER OF EACH PARTY'S RIGHT TO TRIAL BY JURY.

         9.17 Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

         ST. JOE:
                  The St. Joe Company
                  c/o St. Joe Commercial, Inc.
                  David D. Fitch, President
                  Suite 400 du Pont Center
                  1650 Prudential Drive
                  Jacksonville, Florida 32207
                  Telephone:  904/396-6600
                  Telecopy:    904/396-4042

         with a copy to:
                  Robert M. Rhodes, Esq.
                  Executive Vice President and General Counsel
                  The St. Joe Company
                  1650 Prudential Drive, Suite 400
                  Jacksonville, Florida 32207

         GCC:
                  Robert W. Anestis, President
                  Gran Central Corporation
                  One Malaga Street, P.O. Drawer 1048
                  St. Augustine, Florida 32085-1048
                  Telephone:  904/826-2202
                  Telecopy:    904/826-2376

         with a copy to:
                  Heidi J. Eddins, Esq.
                  Secretary and General Counsel
                  Gran Central Corporation
                  One Malaga Street, P.O. Drawer 1048
                  St. Augustine, Florida  32085-1048
or such other addresses as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

         9.18 Confidentiality. No party hereto, without the written approval of the other party, during the period of time this Agreement is in effect or thereafter divulge to any person not a party hereto, other than its attorneys, accountants, employees and professional advisers, any information concerning the content of this Agreement, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval, or (iii) furnishing of such information is required by law; provided, however, that in the event of disclosure pursuant to (ii) or (iii) hereof, such disclosing party shall agree to provide prompt written notice to the other parties hereto prior to disclosure, if practicable, and to disclose only that portion of the confidential information which is legally required or otherwise necessary.

         9.19 Counterparts. This Agreement, and any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appear on a single document. Any signature page of this Agreement or of such amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereof, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signatures pages.

         9.20 Survival. The provisions of this Agreement shall survive each conveyance of a parcel to a Project Partnership.

         9.21 Effective Date. Pursuant to that certain Distribution and Recapitalization Agreement (the "Distribution Agreement") of even date herewith by and between St. Joe and Florida East Coast Industries, Inc. ("FEC"), of which GCC is a wholly owned subsidiary, and subject to all the terms and conditions set forth in the Distribution Agreement, FEC intends to effect a recapitalization as described therein and St. Joe intends to effect a distribution as described therein (the "Distribution"). It is the intention of GCC and St. Joe and it is hereby agreed that, except solely for the provisions of Section 1.2(b), (c) and (d) regarding due diligence by GCC and the profffering of Substitute Property by St. Joe, this Agreement shall not become legally effective unless and until the Distribution Date shall occur, as that term is described in the Distribution Agreement (herein the "Effective Date"). If for any reason whatsoever the Distribution Agreement is terminated or the Distribution does not occur by August 1, 2000, this Agreement including all Exhibits hereto shall be of no further force and effect and neither GCC (including affiliates) nor St. Joe (including affiliates) shall have any further rights or obligations hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESS:                                  GRAN CENTRAL:

                                          GRAN CENTRAL CORPORATION,
  /s/ Heidi Eddins                         a Florida corporation
-------------------------------
Name: Heidi Eddins                        By:    /s/ Robert W. Anestis
                                              ----------------------------------
  /s/ Lawrence Paine                          Name:  Robert W. Anestis
-------------------------------               Title: Chairman
Name: Lawrence Paine

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                         THE ST. JOE COMPANY, a Florida
   /s/ Lawrence Paine                     corporation
-------------------------------
Name:  Lawrence Paine                    By:     /s/ Peter S. Rummell
                                              ----------------------------------
   /s/ Joan Tannous                           Name:  Peter S. Rummell
-------------------------------               Title: Chairman
Name:  Joan Tannous

                                                                      APPENDIX G


                                                              October 26, 1999
Special Committee of the Board of Directors
Florida East Coast Industries Inc.
One Malaga Street
St. Augustine, Florida 32084

Dear Sirs:

         You have requested our opinion as to the effect from a financial point of view, of the proposed separation of Florida East Coast Industries ("FECI") from the St. Joe Company ("Joe"), the present owner of approximately 54% of the outstanding common stock of FECI. The separation is to be accomplished by means of (i) a recapitalization of FECI whereby (a) all of the shares of FECI common stock owned by Joe will be exchanged for an equal number of shares of FECI Class B common stock, which new class will be entitled to elect 80% of the members of the Board of Directors of FECI and in all other respects be identical to the FECI Class A common stock and (b) all other shareholders of FECI will retain all their shares of FECI common stock, which will be re-designated as Class A common stock and shall be entitled to elect 20% of the members of the Board of Directors of FECI and (c) Amended and Restated Articles of Incorporation and Bylaws of FECI will be adopted (the "Recapitalization") and (ii) the distribution by Joe to its shareholders of the shares of Class B common stock of FECI that Joe will receive in the Recapitalization (the "Distribution"). The Recapitalization and Distribution are to be accomplished pursuant to the terms of a Distribution and Recapitalization Agreement between FECI and Joe and certain related agreements and documents referred to below.

         In arriving at our opinion, we have reviewed the drafts of the following agreements (each of these drafts were in the form distributed on October 22, 1999 to the Special Committee of the Board of FECI): The Distribution and Recapitalization Agreement between FECI and Joe including the Exhibits thereto (the "Distribution Agreement)", the Master Agreement between Joe and GranCentral Corporation ("GCC"), a wholly-owned subsidiary of "FECI" (the "Master Agreement"), the Limited Partnership Agreement between Joe and GCC (the "Limited Partnership Agreement"), the Amended and Restated Asset Management Agreement (the "Asset Management Agreement"), the Property Management and Leasing Agreement between GCC and Joe (the "Property Management and Leasing Agreement"), the Development Services Agreement between Joe and GCC (the "Development Services Agreement") and the Florida East Coast Railway Agreement between Florida East Coast Railway Company, a wholly-owned subsidiary of FECI and Joe (the "Florida East Coast Railway Agreement"). In addition we have reviewed financial and other information that was publicly available or furnished to us by FECI and GCC, including information provided during discussions with management of FECI and GCC. The Master Agreement, the Limited Partnership Agreement, the Property Management and Leasing Agreement, the Development Services Agreement and the Florida East Coast Railway Agreement are hereinafter referred to collectively as the Real Estate Agreements. In addition, we have conducted such financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

Special Committee of the Board of Directors
Florida East Coast Industries Inc.
Page 2                                                          October 26, 1999


         In rendering our opinion, we have relied upon and assumed the accuracy of all of the financial and other information that was available to us from public sources, that was provided to us by FECI, GCC or its representatives or that was otherwise reviewed by us. Insofar as the Real Estate Agreements are concerned, we are not experts in real estate appraisals nor have we participated in the negotiations among FECI, GCC and Joe relating to the Real Estate Agreements. Consequently, we are expressing no opinion as to the effect of the Real Estate Agreements, individually or as a whole, on any stockholders of FECI. We understand that FECI has consulted other advisors with respect to determining an appropriate course of action regarding FECI's real estate related businesses. We have not assumed any responsibility for making an independent evaluation of any assets or liabilities of FECI or for making any independent verification of any information reviewed by us. We understand that the Recapitalization and Distribution will be conditioned upon receiving a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to Joe and the holders of Joe common stock receiving Class B common stock. We have also assumed that the Recapitalization and Distribution will be completed in accordance with the terms of the above-referenced agreements (including the exhibits thereto).

         Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which the FECI Class A common stock and Class B common stock will actually trade at any time. Our opinion does not address the merits of the Recapitalization and Distribution nor does it address the Board's decision to proceed with the Recapitalization. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Recapitalization.

         Donaldson, Lufkin & Jenrette Securities Corporation as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

         Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Recapitalization and the Distribution, taken as a whole, are fair from a financial point of view to the shareholders of FECI other than Joe.
                                           Very truly yours,


                                           DONALDSON, LUFKIN & JENRETTE
                                           SECURITIES CORPORATION

                                           By: /s/ Joel Cohen
                                               ----------------------------
                                               Managing Director



                                        2